       As filed with the United States Securities and Exchange Commission on December 3, 2009


                                                     1933 Act File No. 033-19862
                                                     1940 Act File No. 811-05460

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No. ___________                                 [ ]


     Post-Effective Amendment No. 44                                         [X]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


     Amendment No. 48                                                        [X]


                          AIM TREASURER'S SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (713) 626-1919

                              John M. Zerr, Esquire
                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                     (Name and Address of Agent for Service)

                                   ----------

                                   Copies to:


        Stephen Rimes, Esquire          E. Carolan Berkley, Esquire

        Invesco Aim Advisors, Inc.      Stradley Ronon Stevens & Young
        11 Greenway Plaza, Suite 100    2600 One Commerce Square
        Houston, Texas 77046            Philadelphia, Pennsylvania 19103

                                   ----------

Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)


[X]  on December 4, 2009, pursuant to paragraph (b)


[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (Date), pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  On (date), pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                               PREMIER PORTFOLIO
                                                    PREMIER TAX-EXEMPT PORTFOLIO
                                         PREMIER U.S. GOVERNMENT MONEY PORTFOLIO

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                               December 4, 2009


Premier Portfolio, Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio's investment objective is a high level of current income consistent with the preservation of capital and the maintenance of liquidity.

--------------------------------------------------------------------------------

This prospectus contains important information about the Investor Class shares of these funds. Please read it before investing and keep it for future reference.

Investor Class shares offered by this prospectus are offered only to existing investors. Please see the section of the prospectus entitled "General Information--Share Class Eligibility--Investor Class Shares."

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Although the funds seek to preserve the value of your investment at $1.00 per share, there can be no assurance that any of them will be able to do so.

An investment in a fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------



RISK/RETURN SUMMARY                           1
- - - - - - - - - - - - - - - - - - - - - - - - -
Premier Portfolio                             1
Premier Tax-Exempt Portfolio                  1
Premier U.S. Government Money Portfolio       1
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2
Performance Table                             3
FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                     3
Expense Example                               4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
INVESTMENT OBJECTIVE, STRATEGIES AND
  RISKS                                       5
- - - - - - - - - - - - - - - - - - - - - - - - -
OBJECTIVES AND STRATEGIES                     5
- - - - - - - - - - - - - - - - - - - - - - - - -
Premier Portfolio                             5
Premier Tax-Exempt Portfolio                  5
Premier U.S. Government Money Portfolio       6
RISKS                                         6
- - - - - - - - - - - - - - - - - - - - - - - - -
Risks Related to All Funds                    6
Additional Principal Risks Related to
  Premier Portfolio                           6
Additional Principal Risks Related to
  Premier Tax-Exempt Portfolio                7
Additional Principal Risks Related to
  Premier U.S. Government Money Portfolio     7
DISCLOSURE OF PORTFOLIO HOLDINGS              8
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               9
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  9
Advisor Compensation                          9

OTHER INFORMATION                            10
- - - - - - - - - - - - - - - - - - - - - - - - -
Dividends and Distributions                  10
Special Tax Information Regarding the
  Funds                                      10
Special Tax Information Regarding Premier
  Tax-Exempt Portfolio                       10
FINANCIAL HIGHLIGHTS                         11
- - - - - - - - - - - - - - - - - - - - - - - - -
GENERAL INFORMATION                         A-1
- - - - - - - - - - - - - - - - - - - - - - - - -
Choosing a Share Class                      A-1
Share Class Eligibility                     A-1
Distribution and Service (12b-1) Fees       A-2
Initial Sales Charges (Class A Shares
  Only)                                     A-2
Contingent Deferred Sales Charges (CDSCs)   A-4
Redemption Fees                             A-5
Purchasing Shares                           A-6
Redeeming Shares                            A-8
Exchanging Shares                           A-9
Rights Reserved by the Funds               A-10
Pricing of Shares                          A-10
Taxes                                      A-12
Payments to Financial Advisors             A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures              A-13
Important Notice Regarding Delivery of
  Security Holder Documents                A-15
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -




The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com, are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc., and Invesco Trimark Ltd.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Each fund's investment objective is a high level of current income consistent with the preservation of capital and the maintenance of liquidity.

PRIMARY INVESTMENT STRATEGIES
ALL FUNDS
In selecting securities for the funds' portfolios, the portfolio managers focus on securities that have favorable prospects for current income consistent with the preservation of capital and the maintenance of liquidity.

    The funds invest in accordance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

PREMIER PORTFOLIO
Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

    Premier Portfolio may invest in U.S. dollar-denominated foreign securities.

PREMIER TAX-EXEMPT PORTFOLIO
Premier Tax-Exempt Portfolio invests only in high-quality U.S. dollar-denominated short term debt obligations, including: (i) municipal securities;
(ii) tax-exempt commercial paper; and (iii) cash equivalents.

    Premier Tax-Exempt Portfolio invests, normally, at least 80% of its assets in debt securities that (1) pay interest that is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax.

PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
Premier U.S. Government Money Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in (i) direct obligations of the U.S. Treasury, (ii) other securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities (agency securities), and (iii) repurchase agreements secured by those obligations referenced in (i) and (ii) above. At the present time, the fund has no current intention to invest in securities other than (i) direct obligations of the U.S. Treasury, (ii) other securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities (agency securities), and (iii) repurchase agreements secured by those obligations referenced in (i) and (ii) above.

PRINCIPAL RISKS
Among the principal risks of investing in the funds, which could adversely affect their net asset values, yields and total returns are:


ALL FUNDS
Money Market Fund Risk              Interest Rate Risk                     Management Risk            Market Risk

PREMIER PORTFOLIO
Repurchase Agreement Risk           U.S. Government Obligations Risk       Foreign Securities Risk    Concentration Risk
Credit Risk                         Municipal Securities Risk

PREMIER TAX-EXEMPT PORTFOLIO
Credit Risk                         Foreign Securities Risk                Concentration Risk
Municipal Securities Risk           Synthetic Municipal Securities Risk

PREMIER U.S. GOVERNMENT MONEY FUND
U.S. Government Obligations Risk    Repurchase Agreement Risk




    Please see "Investment Objective, Strategies and Risks" for a description of these risks.


    Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Additionally, each fund's yield will vary as the short-term securities in its portfolio mature or are sold, and the proceeds are reinvested in other securities. An investment in the funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar charts and table shown below provide an indication of the risks of investing in the funds. The funds' past performance is not necessarily an indication of their future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


The following bar chart shows changes in the performance of each fund's Investor Class shares from year to year. Investor Class shares are not subject to front-end or back-end sales loads.

PREMIER PORTFOLIO



                                                                                   ANNUAL
                                                                                   TOTAL
YEARS ENDED DECEMBER 31                                                           RETURNS
-----------------------                                                           -------
1999...........................................................................    5.04%
2000...........................................................................    6.34%
2001...........................................................................    3.87%
2002...........................................................................    1.55%
2003...........................................................................    1.03%
2004...........................................................................    1.27%
2005...........................................................................    3.17%
2006...........................................................................    5.04%
2007...........................................................................    5.27%
2008...........................................................................    2.90%





---------------------

PREMIER TAX-EXEMPT PORTFOLIO



                                                                                   ANNUAL
                                                                                   TOTAL
YEARS ENDED DECEMBER 31                                                           RETURNS
-----------------------                                                           -------
1999...........................................................................    3.17%
2000...........................................................................    4.09%
2001...........................................................................    2.68%
2002...........................................................................    1.29%
2003...........................................................................    0.97%
2004...........................................................................    1.08%
2005...........................................................................    2.29%
2006...........................................................................    3.32%
2007...........................................................................    3.51%
2008...........................................................................    2.33%





---------------------

PREMIER U.S. GOVERNMENT MONEY PORTFOLIO



                                                                                   ANNUAL
                                                                                   TOTAL
YEARS ENDED DECEMBER 31                                                           RETURNS
-----------------------                                                           -------
1999...........................................................................    4.29%
2000...........................................................................    5.54%
2001...........................................................................    3.11%
2002...........................................................................    0.90%
2003...........................................................................    0.37%
2004...........................................................................    0.56%
2005...........................................................................    3.00%
2006...........................................................................    4.92%
2007...........................................................................    5.09%
2008...........................................................................    2.29%

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------




    The funds' year-to-date total returns as of September 30, 2009 were as follows:



                                                           YEAR-TO-DATE TOTAL RETURN
FUND                                                          (SEPTEMBER 30, 2009)
---------------------------------------------------------------------------------------
Premier Portfolio--Investor Class                                    0.44%
Premier Tax-Exempt Portfolio--Investor Class                         0.35%
Premier U.S. Government Money Portfolio--Investor Class              0.26%
---------------------------------------------------------------------------------------






                                    HIGHEST QUARTERLY RETURN                     LOWEST QUARTERLY RETURN
FUND                                     (QUARTER ENDED)                             (QUARTER ENDED)
--------------------------------------------------------------------------------------------------------------------
Premier Portfolio--Investor      1.62%   September 30, 2000 and        0.23%   March 31, 2004
  Class                                  December 31, 2000
--------------------------------------------------------------------------------------------------------------------
Premier Tax-Exempt               1.08%   December 31, 2000             0.20%   September 30, 2003
  Portfolio--Investor Class
--------------------------------------------------------------------------------------------------------------------
Premier U.S. Government Money    1.44%   September 30, 2000            0.06%   December 31, 2003, March 31, 2004,
  Portfolio--Investor Class                                                    and June 30, 2004
--------------------------------------------------------------------------------------------------------------------




PERFORMANCE TABLE
The following performance table reflects the performance of the Investor Class shares of the funds over the periods indicated.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                 INCEPTION
(for the periods ended December 31, 2008)                       1 YEAR    5 YEARS    10 YEARS       DATE
-------------------------------------------------------------------------------------------------------------
Premier Portfolio--Investor Class(1,2)                           2.90%      3.52%      3.53%      4/26/88
Premier Tax-Exempt Portfolio--Investor Class(1,2)                2.33       2.50       2.47       4/27/88
Premier U.S. Government Money Portfolio--Investor Class(1,2)     2.29       3.16       2.99       4/26/91
-------------------------------------------------------------------------------------------------------------




(1) For the current seven-day yields of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, call (800) 959-4246.
(2) Total return figures include reinvested dividends and capital gain distributions and the effect of the class' expenses.

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                            PREMIER U.S.
                                                                                PREMIER      GOVERNMENT
                                                                  PREMIER     TAX-EXEMPT        MONEY
(fees paid directly from your investment)                        PORTFOLIO     PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                 None         None           None
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption
proceeds, whichever is less)                                        None         None           None
--------------------------------------------------------------------------------------------------------


                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------




ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                          PREMIER U.S.
                                                                             PREMIER       GOVERNMENT
                                                              PREMIER      TAX-EXEMPT         MONEY
(expenses that are deducted from fund assets)                PORTFOLIO      PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------------------
Management Fees                                                 0.25%         0.25%           0.25%

Distribution and/or Service (12b-1) Fees                        None          None            None

Other Expenses(1)                                                 --            --              --

Acquired Fund Fees and Expenses                                 None          None            None

Total Annual Fund Operating Expenses                            0.25          0.25            0.25

Fee Waiver(2)                                                   0.03            --            0.03

Net Annual Fund Operating Expenses                              0.22          0.25            0.22
---------------------------------------------------------------------------------------------------------





(1) The funds' investment advisor bears all expenses incurred by the funds in connection with their operations, except for (i) interest, taxes and extraordinary items such as litigation costs; (ii) brokers' commissions, issue and transfer taxes, and other costs chargeable to the funds in connection with securities transactions to which the funds are a party or in connection with securities owned by the funds; and (iii) other expenditures which are capitalized in accordance with generally accepted accounting principles applicable to investment companies. There can be no guarantee that the funds will not incur these types of expenses, in which case the funds could have higher total annual operating expenses than reflected in the table.




(2) Effective July 1, 2009, through at least June 30, 2010, Invesco Aim Advisors, Inc. has contractually agreed to waive advisory fees equal to 0.03% of the average daily net assets of Premier Portfolio and Premier U.S. Government Money Portfolio. Fee waivers have been restated to reflect this agreement.



    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    Each fund consists of two classes of shares, Investor Class and Institutional Class, that share a common investment objective and portfolio of investments. The two classes differ with respect to, among other things, purchase and redemption options, exchange privileges and timing of purchase and redemption orders and dividend accruals.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.

    The expense example assumes you:
  (i)   invest $10,000 in the fund for the time periods indicated;
  (ii)  redeem all of your shares at the end of the periods indicated;
  (iii) earn a 5% return on your investment before operating expenses each year; and
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).


    Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



CLASS                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
Premier Portfolio                            $23       $77        $138       $315
Premier Tax-Exempt Portfolio                  26        80         141        318
Premier U.S. Government Money Portfolio       23        77         138        315
--------------------------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


In connection with the final settlement reached between Invesco Aim Advisors, Inc. and certain of its affiliates with certain regulators, including the New York Attorney General's Office, the Securities and Exchange Commission (SEC) and the Colorado Attorney General's Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco Aim Advisors, Inc. and certain of its affiliates, Invesco Aim Advisors, Inc. and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:


  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (continued)
-------------------------------------------------------------------------------




    There is no assurance that the annual expense ratio will be the expense ratio for each fund's Investor Class for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.



PREMIER PORTFOLIO--
INVESTOR CLASS                            YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio                         0.22%        0.25%        0.25%        0.25%        0.25%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.78%        9.76%       14.97%       20.43%       26.15%
End of Year Balance                     $10,478.00   $10,975.71   $11,497.05   $12,043.16   $12,615.21
Estimated Annual Expenses               $    22.53   $    26.82   $    28.09   $    29.43   $    30.82
------------------------------------------------------------------------------------------------------

PREMIER PORTFOLIO--
INVESTOR CLASS                            YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio                         0.25%        0.25%        0.25%        0.25%        0.25%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            32.14%       38.42%       45.00%       51.88%       59.10%
End of Year Balance                     $13,214.43   $13,842.12   $14,499.62   $15,188.35   $15,909.80
Estimated Annual Expenses               $    32.29   $    33.82   $    35.43   $    37.11   $    38.87
---------------------------------------------------------------------------------------------------------






PREMIER TAX-EXEMPT PORTFOLIO--
INVESTOR CLASS                            YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio                         0.25%        0.25%        0.25%        0.25%        0.25%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.75%        9.73%       14.94%       20.40%       26.12%
End of Year Balance                     $10,475.00   $10,972.56   $11,493.76   $12,039.71   $12,611.60
Estimated Annual Expenses               $    25.59   $    26.81   $    28.08   $    29.42   $    30.81
------------------------------------------------------------------------------------------------------

PREMIER TAX-EXEMPT PORTFOLIO--
INVESTOR CLASS                            YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio                         0.25%        0.25%        0.25%        0.25%        0.25%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            32.11%       38.38%       44.95%       51.84%       59.05%
End of Year Balance                     $13,210.65   $13,838.16   $14,495.47   $15,184.00   $15,905.24
Estimated Annual Expenses               $    32.28   $    33.81   $    35.42   $    37.10   $    38.86
---------------------------------------------------------------------------------------------------------






PREMIER U.S. GOVERNMENT
MONEY PORTFOLIO--
INVESTOR CLASS                            YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio                         0.22%        0.25%        0.25%        0.25%        0.25%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.78%        9.76%       14.97%       20.43%       26.15%
End of Year Balance                     $10,478.00   $10,975.71   $11,497.05   $12,043.16   $12,615.21
Estimated Annual Expenses               $    22.53   $    26.82   $    28.09   $    29.43   $    30.82
------------------------------------------------------------------------------------------------------

PREMIER U.S. GOVERNMENT
MONEY PORTFOLIO--
INVESTOR CLASS                            YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio                         0.25%        0.25%        0.25%        0.25%        0.25%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            32.14%       38.42%       45.00%       51.88%       59.10%
End of Year Balance                     $13,214.43   $13,842.12   $14,499.62   $15,188.35   $15,909.80
Estimated Annual Expenses               $    32.29   $    33.82   $    35.43   $    37.11   $    38.87
---------------------------------------------------------------------------------------------------------






INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES
The funds' investment objective is a high level of current income consistent with the preservation of capital and the maintenance of liquidity.

    Premier Portfolio's and Premier Tax-Exempt Portfolio's investment objective may be changed by the Board of Trustees without shareholder approval.

    The funds invest in accordance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

    The funds' investments in the types of securities described in this prospectus vary from time to time, and at any time, the funds may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the funds are applied at the time of purchase.

    The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.



PREMIER PORTFOLIO

Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

    Premier Portfolio may invest in U.S. dollar-denominated foreign securities. The fund may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

    In selecting securities for the fund's portfolio, the portfolio managers focus on securities that offer favorable prospects for current income consistent with the preservation of capital.

PREMIER TAX-EXEMPT PORTFOLIO

Premier Tax-Exempt Portfolio normally invests at least 80% of its assets in securities that (1) pay interest that is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax.

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------



    Premier Tax-Exempt Portfolio invests only in high-quality U.S. dollar-denominated short term debt obligations, including: (i) municipal securities;
(ii) tax-exempt commercial paper; and (iii) cash equivalents. These securities may have credit and liquidity enhancements provided by banks, insurance companies or other financial institutions.

    Municipal securities include debt obligations of states, territories and possessions of the United States and the District of Columbia, their political subdivisions, agencies, instrumentalities, authorities thereof, and multi-state agencies, issued to obtain funds for various public purposes. Municipal lease obligations, synthetic municipal securities and certain types of industrial revenue bonds are treated as municipal securities.

    Synthetic municipal securities, which include variable rate instruments that are created when fixed rate bonds are coupled with a third party demand feature and variable tender fees, are treated as municipal securities. Other securities held by the fund may be structured with demand features which have the effect of shortening the security's maturity.

    Premier Tax-Exempt Portfolio may invest up to 20% of its net assets in money market instruments that may be subject to federal taxes, including Treasury securities, repurchase agreements, bankers' acceptances, commercial paper, U.S. dollar-denominated foreign securities and master notes.

    In addition, some of the fund's investments, whether or not foreign securities, may be backed by foreign guarantees and therefore subject to foreign credit exposure.

    In selecting securities for the fund's portfolio, the portfolio managers focus on securities that have favorable prospects for current income consistent with the preservation of capital and the maintenance of liquidity. The portfolio structure is driven to some extent by the supply and availability of municipal obligations. The portfolio managers manage liquidity with daily and weekly variable-rate demand notes.

    The fund may maintain a portion of its assets in cash pending investment or to handle its daily cash needs, including payment of fund expenses, redemption requests and securities transactions. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in cash may either assist or hinder the fund's relative performance.

PREMIER U.S. GOVERNMENT MONEY PORTFOLIO

Premier U.S. Government Money Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in (i) direct obligations of the U.S. Treasury, (ii) other securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities (agency securities), and (iii) repurchase agreements secured by those obligations referenced in (i) and (ii) above. Agency securities may be supported by (1) the full faith and credit of the U.S. Treasury; (2) the right of the issuer to borrow from the U.S. Treasury; (3) the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; or
(4) the credit of the agency or instrumentality. At the present time, the fund has no current intention to invest in securities other than (i) direct obligations of the U.S. Treasury, (ii) other securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities (agency securities), and (iii) repurchase agreements secured by those obligations referenced in (i) and (ii) above.

    In selecting securities for the fund's portfolio, the portfolio managers focus on securities that have favorable prospects for current income consistent with the preservation of capital and the maintenance of liquidity.

RISKS
RISKS RELATED TO ALL FUNDS
The principal risks of investing in the funds are:


    Money Market Fund Risk--The funds are money market funds and an investment in the funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the funds. The funds' yields will vary as the short-term securities in their portfolios mature or are sold and the proceeds are reinvested in other securities.


    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the funds' portfolio managers will produce the desired results.

    Market Risk--The prices of and the income generated by securities held by the funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

ADDITIONAL PRINCIPAL RISKS RELATED TO PREMIER PORTFOLIO

    Repurchase Agreement Risk--The fund may enter into repurchase agreements. If the seller of a repurchase agreement in which the fund invest defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from a decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------



    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

    U.S. Government Obligations Risk--The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligation; or (iv) supported only by the credit of the issuer. The U.S. Government may choose not to provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

    Municipal Securities Risk--The value of investment, payment of interest, and repayment of principal may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, changes in tax codes, IRS rulings, and the economies of the issuer's geographic location.


    Foreign Securities Risk--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.


    Concentration Risk--To the extent that the fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the fund's performance will depend to a greater extent on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

ADDITIONAL PRINCIPAL RISKS RELATED TO PREMIER TAX-EXEMPT PORTFOLIO

    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

    Municipal Securities Risk--The value of investment, payment of interest, and repayment of principal may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, changes in tax codes, IRS rulings, and the economies of the issuer's geographic location.


    Foreign Securities Risk--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.




    Synthetic Municipal Securities Risk--The tax-exempt character of the interest paid on synthetic municipal securities is based on the tax-exempt income stream underlying securities held as collateral. The Internal Revenue Service has not ruled on this issue and could deem income derived from synthetic municipal securities to be taxable.



    Concentration Risk--To the extent that the fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the fund's performance will depend to a greater extent on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

ADDITIONAL PRINCIPAL RISKS RELATED TO PREMIER U.S. GOVERNMENT MONEY PORTFOLIO

    U.S. Government Obligations Risk--The fund invests in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligation; or (iv) supported only by the credit of the issuer. The U.S. Government may choose not to

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------


provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

    Repurchase Agreement Risk--The fund may enter into repurchase agreements. If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the funds may incur losses arising from a decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


The funds' portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the SEC within 60 days of the funds' first and third fiscal quarter-ends. In addition, portfolio holdings information for the funds are available at http://www.invescoaim.com. To reach this information, access the funds' overview page on the website. Links to the following fund information are located in the upper right side of this website page:


----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
 INFORMATION                                  WEBSITE POSTING                    POSTED ON WEBSITE
----------------------------------------------------------------------------------------------------------
 Weighted average maturity           Next business day                   Until posting of the following
 information thirty-day, seven-day                                       business day's information
 and one-day yield information;
 daily dividend factor and total
 net assets
----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings, and    1 day after month-end or any        Until posting of the fiscal
 information derived therefrom, as   other period, as may be             quarter holdings for the months
 of month-end or as of some other    determined by the Advisor in its    included in the fiscal quarter
 period determined by the Advisor    sole discretion
 in its sole discretion
----------------------------------------------------------------------------------------------------------



    A description of each fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the funds' investment advisor and manages the investment operations of the funds and has agreed to perform or arrange for the performance of the funds' day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages investment portfolios, including the funds, encompassing a broad range of investment objectives. Investment decisions for Premier Portfolio and Premier Tax-Exempt Portfolio are made by the investment management team at Invesco Institutional (N.A.), Inc. (Invesco Institutional). Investment decisions for Premier U.S. Government Money Portfolio are made by Invesco Aim.


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to Premier Portfolio and Premier Tax-Exempt Portfolio and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to Premier Portfolio and Premier Tax-Exempt Portfolio:


    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at An der Welle 5, 1st Floor, Frankfurt, Germany 60322, which has acted as an investment advisor since 1998.


    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.

    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.

    Invesco Institutional, located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.

    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim and Invesco Global will be merged into Invesco Institutional, which will be renamed Invesco Advisers, Inc. The combined entity will serve as the funds' investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this merger will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.



    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things that the defendants permitted improper market timing and related activity in the funds.



    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. More detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, can be found in the funds' Statement of Additional Information.




ADVISOR COMPENSATION

During the fiscal year ended August 31, 2009, the advisor did not receive compensation from Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio. The advisor is responsible for all of the funds' expenses, other than (i) interest, taxes and extraordinary items such as litigation costs; (ii) brokers' commissions, issue and transfer taxes, and other costs chargeable to the fund in connection with securities transactions to which the fund is a party or in connection with securities owned by the fund and (iii) other expenditures which are capitalized in accordance with generally accepted accounting principles applicable to investment companies.


    Invesco Aim, not Premier Portfolio and Premier Tax-Exempt Portfolio, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement and investment sub-advisory agreements of the Premier Portfolio and Premier Tax-Exempt Portfolio are available in the funds' most recent report to shareholders for the twelve-month period ended August 31.

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The funds expect, based on their investment objectives and strategies, that their distributions, if any, will consist primarily of ordinary income (most of which, in the case of Premier Tax-Exempt Portfolio, is expected to be tax-exempt).


DIVIDENDS

The funds generally declare dividends on each business day and pay any dividends monthly. A business day is any day that the New York Stock Exchange (NYSE) is open for business. The funds are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading; any such day will not be considered a business day. The funds also may close early on a business day if the Bond Market Association recommends that government securities dealers close early.

CAPITAL GAINS DISTRIBUTIONS

The funds generally distribute net realized capital gains (including net short-term capital gains), if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law. The funds do not expect to realize any long-term capital gains or losses.

SPECIAL TAX INFORMATION REGARDING THE FUNDS
Because the funds are money market funds, no fund anticipates realizing any long-term capital gains.

    Because each fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on the sale or exchange of fund shares.

SPECIAL TAX INFORMATION REGARDING PREMIER TAX-EXEMPT PORTFOLIO
In addition to the general tax information set forth under the heading "General Information--Taxes" in this prospectus, the following information describes the tax impact of certain dividends you may receive from the fund.



- You will not be required to include the "exempt-interest" portion of dividends paid by a fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by a fund for the particular days in which you hold shares.


- A fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.


- Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.


- A fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.


- A fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.


- Exempt-interest dividends from a fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.


- There are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of a fund's shares, to decline.

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the financial statements, is included in the funds' annual reports, which are available upon request.




                                 INVESTOR CLASS



                           NET ASSET               NET GAINS                DIVIDENDS
                             VALUE,       NET     (LOSSES) ON  TOTAL FROM   FROM NET    NET ASSET               NET ASSETS,
                           BEGINNING  INVESTMENT   SECURITIES  INVESTMENT  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                           OF PERIOD    INCOME     (REALIZED)  OPERATIONS    INCOME     OF PERIOD  RETURN(a)  (000S OMITTED)
----------------------------------------------------------------------------------------------------------------------------
PREMIER PORTFOLIO
Year ended 08/31/09          $1.00       $0.01(b)    $ 0.00       $0.01      $(0.01)      $1.00       1.21%      $ 82,810
Year ended 08/31/08           1.00        0.04         0.00        0.04       (0.04)       1.00       3.80        108,627
Year ended 08/31/07           1.00        0.05        (0.00)       0.05       (0.05)       1.00       5.35        115,642
Year ended 08/31/06           1.00        0.04         0.00        0.04       (0.04)       1.00       4.55         99,491
Year ended 08/31/05           1.00        0.02           --        0.02       (0.02)       1.00       2.46        112,067
----------------------------------------------------------------------------------------------------------------------------
PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
Year ended 08/31/09           1.00        0.01(b)      0.00        0.01       (0.01)       1.00       0.83         31,340
Year ended 08/31/08           1.00        0.03        (0.00)       0.03       (0.03)       1.00       3.29         29,466
Year ended 08/31/07           1.00        0.05         0.00        0.05       (0.05)       1.00       5.25         30,569
Year ended 08/31/06           1.00        0.04           --        0.04       (0.04)       1.00       4.44         29,739
Year ended 08/31/05           1.00        0.02           --        0.02       (0.02)       1.00       2.06         31,598
----------------------------------------------------------------------------------------------------------------------------
PREMIER TAX-EXEMPT PORTFOLIO
Year ended 08/31/09           1.00        0.01(b)      0.00        0.01       (0.01)       1.00       1.13         25,147
Year ended 08/31/08           1.00        0.03         0.00        0.03       (0.03)       1.00       2.66         24,440
Year ended 08/31/07           1.00        0.03           --        0.03       (0.03)       1.00       3.53         18,920
Year ended 08/31/06           1.00        0.03           --        0.03       (0.03)       1.00       3.04         17,420
Year ended 08/31/05           1.00        0.02           --        0.02       (0.02)       1.00       1.88         20,682
____________________________________________________________________________________________________________________________
============================================================================================================================

                               RATIO OF         RATIO OF
                               EXPENSES         EXPENSES     RATIO OF NET
                              TO AVERAGE     TO AVERAGE NET   INVESTMENT
                              NET ASSETS     ASSETS WITHOUT     INCOME
                           WITH FEE WAIVERS    FEE WAIVERS    TO AVERAGE
                            AND/OR EXPENSE   AND/OR EXPENSE   NET ASSETS
-------------------------------------------------------------------------
PREMIER PORTFOLIO
Year ended 08/31/09              0.21%(c)         0.28%(c)       1.11%(c)
Year ended 08/31/08              0.17             0.25           3.62
Year ended 08/31/07              0.17             0.25           5.23
Year ended 08/31/06              0.17             0.25           4.74
Year ended 08/31/05              0.20             0.25           2.34
-------------------------------------------------------------------------
PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
Year ended 08/31/09              0.19(c)          0.26(c)        0.60(c)
Year ended 08/31/08              0.17             0.25           2.60
Year ended 08/31/07              0.17             0.25           5.13
Year ended 08/31/06              0.17             0.25           4.34
Year ended 08/31/05              0.52             0.96           1.98
-------------------------------------------------------------------------
PREMIER TAX-EXEMPT PORTFOLIO
Year ended 08/31/09              0.28(c)          0.28(c)        1.09(c)
Year ended 08/31/08              0.25             0.25           2.48
Year ended 08/31/07              0.25             0.25           3.46
Year ended 08/31/06              0.25             0.25           2.99
Year ended 08/31/05              0.25             0.25           1.88
_________________________________________________________________________
=========================================================================







(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.


(b)    Calculated using average shares outstanding.


(c) Ratios are based on average daily net assets (000s omitted) of $92,768, $31,904 and $25,776 for Premier Portfolio, Premier U.S. Government Money Portfolio and Premier Tax-Exempt Portfolio, respectively.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all of the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each fund may offer multiple classes of shares and not all funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares, AIM Summit Fund offers Class P shares and AIM Charter Fund, AIM Conservative Allocation Fund, AIM Growth Allocation Fund, AIM Moderate Allocation Fund and AIM Summit Fund offer Class S shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A           CLASS A3          CLASS B               CLASS C           CLASS R           CLASS Y               INVESTOR CLASS
----------------  ----------------  --------------------  ----------------  ----------------  --------------------  ----------------
-  Initial sales  -  No initial     -  No initial sales   -  No initial     -  No initial     -  No initial sales   -  No initial
   charge which      sales charge      charge                sales charge      sales charge      charge                sales charge
   may be waived
   or reduced

-  Contingent     -  No contingent  -  Contingent         -  Contingent     -  Contingent     -  No contingent      -  No contingent
   deferred          deferred          deferred sales        deferred          deferred          deferred sales        deferred
   sales charge      sales charge      charge on             sales charge      sales charge      charge                sales charge
   on certain                          redemptions           on                on certain
   redemptions                         within six years      redemptions       redemptions
                                                             within one
                                                             year(3)

-  12b-1 fee of   -  12b-1 fee of   -  12b-1 fee of       -  12b-1 fee of   -  12b-1 fee of   -  No 12b-1 fee       -  12b-1 fee of
   0.25%(1)          0.25%             1.00%                 1.00%(4)          0.50%                                   0.25%(1)

                  -  Does not       -  Converts to Class  -  Does not       -  Does not       -  Does not convert   -  Does not
                     convert to        A shares on or        convert to        convert to        to Class A shares     convert to
                     Class A           about the end of      Class A           Class A                                 Class A
                     shares            the month which       shares            shares                                  shares
                                       is at least eight
                                       years after the
                                       date on which
                                       shares were
                                       purchased along
                                       with a pro rata
                                       portion of
                                       reinvested
                                       dividends and
                                       distributions(2)

-  Generally      -  Available      -  Available only to  -  Generally      -  Generally,     -  Generally,         -  Generally
   more              only for a        investors with a      more              available         available only to     closed to new
   appropriate       limited           total account         appropriate       only to           investors who         investors
   for long-term     number of         balance less than     for               employee          purchase through
   investors         funds             $100,000. The         short-term        benefit plans     fee-based
                                       total account         investors                           advisory accounts
                                       value for this                                            with an approved
                                       purpose includes   -  Purchase                            financial
                                       all accounts          orders                              intermediary or
                                       eligible for          limited to                          to any current,
                                       Rights of             amounts                             former or retired
                                       Accumulation.         less than                           trustee,
                                                             $1,000,000                          director, officer
                                                                                                 or employee (or
                                                                                                 immediate family
                                                                                                 member of a
                                                                                                 current, former
                                                                                                 or retired
                                                                                                 trustee,
                                                                                                 director, officer
                                                                                                 or employee) of
                                                                                                 any AIM Fund or
                                                                                                 of Invesco Ltd.
                                                                                                 or any of its
                                                                                                 subsidiaries.

----------
(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code).

These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

                                  THE AIM FUNDS

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

CLASS R SHARES

Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to
Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

CLASS S SHARES

Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12-months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor's systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 20-year extended investment option. Class S shares have a 12b-1 fee of 0.15%.

CLASS Y SHARES

Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:


- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Eligible employee benefit plan, other than Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries.

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

-    All funds, Class Y shares

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

                                  THE AIM FUNDS

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $ 25,000                       5.50%          5.82%
$25,000 but less than $50,000            5.25           5.54
$50,000 but less than $100,000           4.75           4.99
$100,000 but less than $250,000          3.75           3.90
$250,000 but less than $500,000          3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $50,000                        4.75%          4.99%
$ 50,000 but less than $100,000          4.00           4.17
$100,000 but less than $250,000          3.75           3.90
$250,000 but less than $500,000          2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       1.00%          1.01%
$100,000 but less than $250,000          0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       2.50%          2.56%
$100,000 but less than $250,000          2.00           2.04
$250,000 but less than $500,000          1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or eligible employee benefit plan maintained by any of the persons listed above.

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Eligible employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so

                                  THE AIM FUNDS

that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P, R, S or Y) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P, S and Y redemptions may be reinvested only into Class A shares with no initial sales charge.

     This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN
AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:       CLASS B   CLASS C
-------------------------       -------   -------
First                              5%        1%
Second                             4        None
Third                              3        None
Fourth                             3        None
Fifth                              2        None
Sixth                              1        None
Seventh and following             None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of

                                  THE AIM FUNDS

AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

- Class S shares of AIM Charter Fund, AIM Conservative Allocation Fund, AIM Growth Allocation Fund, AIM Moderate Allocation Fund and AIM Summit Fund.

-    Class Y shares of any fund.

CDSCS UPON CONVERTING TO CLASS Y SHARES

If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

                                  THE AIM FUNDS

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, A3, B, C, Y and Investor Class shares for fund accounts are as follows:

                                                                                   INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
TYPE OF ACCOUNT                                                                         PER FUND               PER FUND
---------------                                                                    ------------------   ----------------------
Asset or fee-based accounts managed by your financial advisor                               None                 None
Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                           None                 None
IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing
   shares through a systematic purchase plan                                              $   25                 $25
All other accounts if the investor is purchasing shares through a systematic
   purchase plan                                                                              50                  50
IRAs, Roth IRAs and Coverdell ESAs                                                           250                  25
All other accounts                                                                         1,000                  50
Invesco Aim Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                              OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT
                              -------------------------------------------------   -------------------------------------------------
Through a Financial Advisor   Contact your financial advisor.                     Contact your financial advisor.

By Mail                       Mail completed account application and check to     Mail your check and the remittance slip from your
                              the transfer agent, Invesco Aim Investment          confirmation statement to the transfer agent.
                              Services, Inc., P.O. Box 4739, Houston, TX          Invesco Aim does NOT accept the following types
                              77210-4739. Invesco Aim does NOT accept the         of payments: Credit Card Checks, Third Party
                              following types of payments: Credit Card Checks,    Checks, and Cash*.
                              Third Party Checks, and Cash*.

By Wire                       Mail completed account application to the           Call the transfer agent to receive a reference
                              transfer agent. Call the transfer agent at (800)    number. Then, use the wire instructions provided
                              959-4246 to receive a reference number. Then, use   below.
                              the wire instructions provided below.

Wire Instructions             Beneficiary Bank ABA/Routing #: 021000021
                              Beneficiary Account Number: 00100366807
                              Beneficiary Account Name: Invesco Aim Investment
                              Services, Inc.
                              RFB: Fund Name, Reference #
                              OBI: Your Name, Account #

                                  THE AIM FUNDS


                              OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT
                              -------------------------------------------------   -------------------------------------------------
By Telephone                  Open your account using one of the methods          Select the Bank Account Information option on
                              described above.                                    your completed account application or complete a
                                                                                  Systematic Options and Bank Information Form.
                                                                                  Mail the application or form to the transfer
                                                                                  agent. Once the transfer agent has received the
                                                                                  form, call the transfer agent at the number below
                                                                                  to place your purchase order.

Automated Investor Line       Open your account using one of the methods          Call the Invesco Aim 24-hour Automated Investor
                              described above.                                    Line at 1-800-246-5463. You may place your order
                                                                                  after you have provided the bank instructions
                                                                                  that will be requested.

By Internet                   Open your account using one of the methods          Access your account at www.invescoaim.com. The
                              described above.                                    proper bank instructions must have been provided
                                                                                  on your account. You may not purchase shares in
                                                                                  retirement accounts on the internet.

* In addition, Invesco Aim does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier's checks, official checks, bank drafts, traveler's checks, treasurer's checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per fund for all other types of accounts. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

                                  THE AIM FUNDS

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the funds' net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor   Contact your financial advisor or intermediary
or Other Intermediary         (including your retirement plan administrator).

By Mail Send a written request to the transfer agent which includes:

                              -  Original signatures of all registered
                                 owners/trustees;

                              - The dollar value or number of shares that you wish to redeem;

                              - The name of the fund(s) and your account number; and

                              -  Signature guarantees, if necessary (see below).

                              The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.

By Telephone                  Call the transfer agent at 1-800-959-4246. You
                              will be allowed to redeem by telephone if:

                              - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                              -  You do not hold physical share certificates;

                              -  You can provide proper identification
                                 information;

                              - Your redemption proceeds do not exceed $250,000 per fund; and

                              - You have not previously declined the telephone redemption privilege.

                              You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Automated Investor Line       Call the Invesco Aim 24-hour Automated Investor
                              Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.

By Internet                   Place your redemption request at
                              www.invescoaim.com. You will be allowed to redeem by Internet if:

                              -  You do not hold physical share certificates;

                              -  You can provide proper identification
                                 information;

                              - Your redemption proceeds do not exceed $250,000 per fund; and

                              -  You have already provided proper bank
                                 information.

                              Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

     Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

- AIM Money Market Fund, AIM Cash Reserve Shares, Class Y shares and Investor Class shares

- AIM Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

                                  THE AIM FUNDS

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM             EXCHANGE TO
-------------             -----------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Y*, Investor Class
Class A                   Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Y*, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class S                   Class A, A3, S, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C, Y*
Class R                   Class R
Class Y                   Class Y

* You may exchange your AIM Cash Reserve Shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares for Class Y shares of the same fund if you otherwise qualify to buy that fund's Class Y shares. Please consult your financial advisor to discuss the tax implications, if any, of all exchanges into Class Y shares of the same fund.

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 shares of those funds.

                                  THE AIM FUNDS

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.


- AIM Cash Reserve shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares of one fund can not be exchanged for Class Y shares of a different fund.

- All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all

                                  THE AIM FUNDS

appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the fund will calculate its net asset value as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

                                  THE AIM FUNDS

     The Balanced-Risk Allocation Fund may invest up to 25% of its total assets in shares of its Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current net asset value per share every regular business day. The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary's portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the fund, which require, among other things, that each of the Subsidiary's portfolio investments be marked-to-market (that is, the value on the Subsidiary's books changes) each business day to reflect changes in the market value of the investment.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the funds' net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, if you are a taxable investor, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes. This is true whether you reinvest distributions in additional fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year. Investors should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" where applicable in the fund's prospectus. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions of net short-term capital gains are taxable to you as ordinary income. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss.

- Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares.

- If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available with respect to taxable years of a fund beginning before January 1, 2011, unless such provision is extended or made permanent, for dividends derived from a fund's investment in stocks of domestic corporations and qualified foreign corporations. In the case of a fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the fund will be eligible for taxation at these reduced rates.

- Distributions declared to shareholders with a record date in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. For tax purposes, an exchange of your shares for shares of another fund is the same as a sale.

- If you invest in a fund shortly before it makes a capital gains distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is sometimes referred to as "buying a dividend."

- By law, if you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

- You will not be required to include the portion of dividends paid by the fund derived from interest on federal obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the fund on federal obligations for the particular days on which you hold shares.

- Fund distributions and gains from sale or exchange of your fund shares generally are subject to state and local income taxes.

- If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

- Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a fund.

                                  THE AIM FUNDS

     The preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing in a fund.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

                                  THE AIM FUNDS

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

                                  THE AIM FUNDS

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), the current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about each fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the funds' investments. The funds' annual report also discusses the market conditions and investment strategies that significantly affected the funds' performance during its last fiscal year. Each fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The funds' most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about these funds, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the funds' current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:        (800) 959-4246

ON THE INTERNET:     You can send us a request by e-mail or download prospectuses, SAI, annual or semiannual reports via our website: http://www.invescoaim.com




You also can review and obtain copies of the funds' SAI, financial reports, the funds' Form N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.


------------------------------------------------------
  Premier Portfolio
  Premier Tax-Exempt Portfolio
  Premier U.S. Government Money Portfolio
  SEC 1940 Act file number: 811-05460
------------------------------------------------------


invescoaim.com  CM-I-TST-PRO-1


                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                               PREMIER PORTFOLIO
                                                    PREMIER TAX-EXEMPT PORTFOLIO
                                         PREMIER U.S. GOVERNMENT MONEY PORTFOLIO

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                               December 4, 2009


INSTITUTIONAL CLASSES

Premier Portfolio, Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio's investment objective is a high level of current income consistent with the preservation of capital and the maintenance of liquidity.

--------------------------------------------------------------------------------

This prospectus contains important information about the Institutional Class shares of these funds. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Although the funds seek to preserve the value of your investment at $1.00 per share, there can be no assurance that any of them will be able to do so.

An investment in a fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------



RISK/RETURN SUMMARY                              1
- - - - - - - - - - - - - - - - - - - - - - - - - -
Premier Portfolio                                1
Premier Tax-Exempt Portfolio                     1
Premier U.S. Government Money Portfolio          1
PERFORMANCE INFORMATION                          2
- - - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                             2
Performance Table                                3
FEE TABLE AND EXPENSE EXAMPLE                    3
- - - - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                        3
Expense Example                                  4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                    4
- - - - - - - - - - - - - - - - - - - - - - - - - -
INVESTMENT OBJECTIVE, STRATEGIES AND
  RISKS                                          5
- - - - - - - - - - - - - - - - - - - - - - - - - -
OBJECTIVE AND STRATEGIES                         5
- - - - - - - - - - - - - - - - - - - - - - - - - -
Premier Portfolio                                5
Premier Tax-Exempt Portfolio                     5
Premier U.S. Government Money Portfolio          6
RISKS                                            6
- - - - - - - - - - - - - - - - - - - - - - - - - -
Risks Related to All Funds                       6
Additional Principal Risks Related to
  Premier Portfolio                              6
Additional Principal Risks Related to
  Premier Tax-Exempt Portfolio                   7
Additional Principal Risks Related to
  Premier U.S. Government Money
  Portfolio                                      7
- - - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS                 8
- - - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                                  8
- - - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                     8
Advisor Compensation                             9
OTHER INFORMATION                               10
- - - - - - - - - - - - - - - - - - - - - - - - - -
Dividends and Distributions                     10
Special Tax Information Regarding the
  Funds                                         10
Special Tax Information Regarding
  Premier Tax-Exempt Portfolio                  10
FINANCIAL HIGHLIGHTS                            11
- - - - - - - - - - - - - - - - - - - - - - - - - -
GENERAL INFORMATION                            A-1
- - - - - - - - - - - - - - - - - - - - - - - - - -
Purchasing Shares                              A-1
Redeeming Shares                               A-2
Pricing of Shares                              A-3
Frequent Purchases and Redemptions of
  Fund Shares                                  A-3
Exchange Policy                                A-4
Taxes                                          A-4
OBTAINING ADDITIONAL INFORMATION        Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - - -




The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com, are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc., and Invesco Trimark Ltd.
  No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Each fund's investment objective is a high level of current income consistent with the preservation of capital and the maintenance of liquidity.

PRIMARY INVESTMENT STRATEGIES
ALL FUNDS
In selecting securities for the funds' portfolios, the portfolio managers focus on securities that have favorable prospects for current income consistent with the preservation of capital and the maintenance of liquidity.

    The funds invest in accordance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

PREMIER PORTFOLIO
Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

    Premier Portfolio may invest in U.S. dollar-denominated foreign securities.

PREMIER TAX-EXEMPT PORTFOLIO
Premier Tax-Exempt Portfolio invests only in high-quality U.S. dollar-denominated short term debt obligations, including: (i) municipal securities;
(ii) tax-exempt commercial paper; and (iii) cash equivalents.

    Premier Tax-Exempt Portfolio invests, normally, at least 80% of its assets in debt securities that (1) pay interest that is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax.

PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
Premier U.S. Government Money Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in (i) direct obligations of the U.S. Treasury, (ii) other securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities (agency securities), and (iii) repurchase agreements secured by those obligations referenced in (i) and (ii) above. At the present time, the fund has no current intention to invest in securities other than (i) direct obligations of the U.S. Treasury, (ii) other securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities (agency securities), and (iii) repurchase agreements secured by those obligations referenced in (i) and (ii) above.

PRINCIPAL RISKS
Among the principal risks of investing in the funds, which could adversely affect their net asset values, yields and total returns are:


ALL FUNDS
Money Market Fund Risk              Interest Rate Risk                     Management Risk            Market Risk
PREMIER PORTFOLIO
Repurchase Agreement Risk           U.S. Government Obligations Risk       Foreign Securities Risk    Concentration Risk
Credit Risk                         Municipal Securities Risk
PREMIER TAX-EXEMPT PORTFOLIO
Credit Risk                         Foreign Securities Risk                Concentration Risk
Municipal Securities Risk           Synthetic Municipal Securities Risk
PREMIER U.S. GOVERNMENT MONEY FUND
U.S. Government Obligations Risk    Repurchase Agreement Risk




    Please see "Investment Objective, Strategies and Risks" for a description of these risks.


    Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Additionally, each fund's yield will vary as the short-term securities in its portfolio mature or are sold, and the proceeds are reinvested in other securities. An investment in the funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar charts and table shown below provide an indication of the risks of investing in the funds. The funds' past performance is not necessarily an indication of their future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar charts show changes in the performance of each fund's Institutional Class shares from year to year. Institutional Class Shares are not subject to front-end or back-end sales loads.

PREMIER PORTFOLIO--INSTITUTIONAL CLASS



                                                                                   ANNUAL
                                                                                   TOTAL
YEAR ENDED DECEMBER 31                                                            RETURNS
----------------------                                                            -------
12/31/06.......................................................................    5.04%
12/31/07.......................................................................    5.27%
12/31/08.......................................................................    2.89%



PREMIER TAX-EXEMPT PORTFOLIO--INSTITUTIONAL CLASS



                                                                                   ANNUAL
                                                                                   TOTAL
YEAR ENDED DECEMBER 31                                                            RETURNS
----------------------                                                            -------
12/31/06.......................................................................    3.32%
12/31/07.......................................................................    3.51%
12/31/08.......................................................................    2.33%



PREMIER U.S. GOVERNMENT MONEY PORTFOLIO--INSTITUTIONAL CLASS



                                                                                   ANNUAL
                                                                                   TOTAL
YEAR ENDED DECEMBER 31                                                            RETURNS
----------------------                                                            -------
12/31/07.......................................................................    5.09%
12/31/08.......................................................................    2.29%

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------




    The funds' year-to-date total returns as of September 30, 2009 were as follows:



                                                                YEAR-TO-DATE TOTAL RETURN
FUND                                                               (SEPTEMBER 30, 2009)
--------------------------------------------------------------------------------------------
Premier Portfolio--Institutional Class                                    0.44%
Premier Tax-Exempt Portfolio--Institutional Class                         0.35%
Premier U.S. Government Money Portfolio--Institutional Class              0.26%
--------------------------------------------------------------------------------------------







                                  HIGHEST QUARTERLY RETURN            LOWEST QUARTERLY RETURN
FUND                                   (QUARTER ENDED)                    (QUARTER ENDED)
---------------------------------------------------------------------------------------------------
Premier                          1.33%   September 30, 2007        0.61%   September 30, 2008
  Portfolio--Institutional                                                 and December 31, 2008
  Class
---------------------------------------------------------------------------------------------------
Premier Tax-Exempt               0.89%   June 30, 2007 and         0.52%   December 31, 2008
  Portfolio--Institutional               September 30, 2007
  Class
---------------------------------------------------------------------------------------------------
Premier U.S. Government Money    1.29%   September 30, 2007        0.39%   December 31, 2008
  Portfolio--Institutional
  Class
---------------------------------------------------------------------------------------------------




PERFORMANCE TABLE
The following performance table reflects the performance of the Institutional Class shares of each portfolio over the periods indicated.


AVERAGE ANNUAL TOTAL RETURN
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                 SINCE      INCEPTION
(for the periods ended December 31, 2008)                            1 YEAR    INCEPTION       DATE
--------------------------------------------------------------------------------------------------------
Premier Portfolio--Institutional Class(1,2)                           2.89%       4.16%      2/25/05
Premier Tax-Exempt Portfolio--Institutional Class(1,2)                2.33        2.91       2/25/05
Premier U.S. Government Money Portfolio--Institutional Class(1,2)     2.29        4.00       6/28/06
--------------------------------------------------------------------------------------------------------




(1) For the current seven-day yields of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, call (800) 659-1005.
(2) Total return figures include reinvested dividends and capital gain distributions and the effect of the class' expenses.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.


SHAREHOLDERS FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                      PREMIER         PREMIER
                                                                        PREMIER     TAX-EXEMPT    U.S. GOVERNMENT
(fees paid directly from your investment)                              PORTFOLIO     PORTFOLIO     MONEYPORTFOLIO
--------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                       None         None             None
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds,
whichever is less)                                                        None         None             None
--------------------------------------------------------------------------------------------------------------------


                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------





ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                PREMIER         PREMIER
                                                  PREMIER     TAX-EXEMPT    U.S. GOVERNMENT
(expenses that are deducted from fund assets)    PORTFOLIO     PORTFOLIO    MONEY PORTFOLIO
----------------------------------------------------------------------------------------------
Management Fees                                     0.25%        0.25%            0.25%
Distribution and/or Service (12b-1) Fees            None         None             None
Other Expenses(1)                                     --           --               --
Acquired Fund Fees and Expenses                     None         None             None
Total Annual Fund Operating Expenses                0.25         0.25             0.25
Fee Waiver(2)                                       0.03           --             0.03
Net Annual Fund Operating Expenses                  0.22         0.25             0.22
----------------------------------------------------------------------------------------------





(1) The funds' investment advisor bears all expenses incurred by the funds in connection with their operations, except for (i) interest, taxes and extraordinary items such as litigation costs; (ii) brokers' commissions, issue and transfer taxes, and other costs chargeable to the funds in connection with securities transactions to which the funds are a party or in connection with securities owned by the funds; and (iii) other expenditures which are capitalized in accordance with generally accepted accounting principles applicable to investment companies. There can be no guarantee that the funds will not incur these types of expenses, in which case the funds could have higher total annual operating expenses than reflected in the table.


(2) Effective July 1, 2009 through at least June 30, 2010, Invesco Aim Advisors, Inc. has contractually agreed to waive advisory fees equal to 0.03% of the average daily net assets of Premier Portfolio and Premier U.S. Government Money Portfolio. Fee waivers have been restated to reflect this agreement.



    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    Each fund consists of two classes of shares, Investor Class and Institutional Class, that share a common investment objective and portfolio of investments. The two classes differ with respect to, among other things, purchase and redemption options, exchange privileges and timing of purchase and redemption orders and dividend accruals.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.

    The expense example assumes you:
  (i)   invest $10,000 in the fund for the time periods indicated;
  (ii)  redeem all of your shares at the end of the periods indicated;
  (iii) earn a 5% return on your investment before operating expenses each year; and
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).



    Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
Premier Portfolio                            $23       $77        $138       $315
Premier Tax-Exempt Portfolio                  26        80         141        318
Premier U.S. Government Money Portfolio       23        77         138        315
--------------------------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


In connection with the final settlement reached between Invesco Aim Advisors, Inc. and certain of its affiliates with certain regulators, including the New York Attorney General's Office, the Securities and Exchange Commission (SEC) and the Colorado Attorney General's Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco Aim Advisors, Inc. and certain of its affiliates, Invesco Aim Advisors, Inc. and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:


  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (continued)
-------------------------------------------------------------------------------




    There is no assurance that the annual expense ratio will be the expense ratio for each fund's Institutional Class for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.



PREMIER PORTFOLIO--
INSTITUTIONAL CLASS                       YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio                         0.22%        0.25%        0.25%        0.25%        0.25%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.78%        9.76%       14.97%       20.43%       26.15%
End of Year Balance                     $10,478.00   $10,975.71   $11,497.05   $12,043.16   $12,615.21
Estimated Annual Expenses               $    22.53   $    26.82   $    28.09   $    29.43   $    30.82
------------------------------------------------------------------------------------------------------

PREMIER PORTFOLIO--
INSTITUTIONAL CLASS                       YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio                         0.25%        0.25%        0.25%        0.25%        0.25%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            32.14%       38.42%       45.00%       51.88%       59.10%
End of Year Balance                     $13,214.43   $13,842.12   $14,499.62   $15,188.35   $15,909.80
Estimated Annual Expenses               $    32.29   $    33.82   $    35.43   $    37.11   $    38.87
---------------------------------------------------------------------------------------------------------






PREMIER TAX-EXEMPT PORTFOLIO--
INSTITUTIONAL CLASS                       YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio                         0.25%        0.25%        0.25%        0.25%        0.25%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.75%        9.73%       14.94%       20.40%       26.12%
End of Year Balance                     $10,475.00   $10,972.56   $11,493.76   $12,039.71   $12,611.60
Estimated Annual Expenses               $    25.59   $    26.81   $    28.08   $    29.42   $    30.81
------------------------------------------------------------------------------------------------------

PREMIER TAX-EXEMPT PORTFOLIO--
INSTITUTIONAL CLASS                       YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio                         0.25%        0.25%        0.25%        0.25%        0.25%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            32.11%       38.38%       44.95%       51.84%       59.05%
End of Year Balance                     $13,210.65   $13,838.16   $14,495.47   $15,184.00   $15,905.24
Estimated Annual Expenses               $    32.28   $    33.81   $    35.42   $    37.10   $    38.86
---------------------------------------------------------------------------------------------------------






PREMIER U.S. GOVERNMENT
MONEY PORTFOLIO--
INSTITUTIONAL CLASS                       YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio                         0.22%        0.25%        0.25%        0.25%        0.25%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.78%        9.76%       14.97%       20.43%       26.15%
End of Year Balance                     $10,478.00   $10,975.71   $11,497.05   $12,043.16   $12,615.21
Estimated Annual Expenses               $    22.53   $    26.82   $    28.09   $    29.43   $    30.82
------------------------------------------------------------------------------------------------------

PREMIER U.S. GOVERNMENT
MONEY PORTFOLIO--
INSTITUTIONAL CLASS                       YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio                         0.25%        0.25%        0.25%        0.25%        0.25%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            32.14%       38.42%       45.00%       51.88%       59.10%
End of Year Balance                     $13,214.43   $13,842.12   $14,499.62   $15,188.35   $15,909.80
Estimated Annual Expenses               $    32.29   $    33.82   $    35.43   $    37.11   $    38.87
---------------------------------------------------------------------------------------------------------






INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES
The funds' investment objective is a high level of current income consistent with the preservation of capital and the maintenance of liquidity.

    Premier Portfolio's and Premier Tax-Exempt Portfolio's investment objective may be changed by the Board of Trustees without shareholder approval.

    The funds invest in accordance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

    The funds' investments in the types of securities described in this prospectus vary from time to time, and at any time, the funds may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the funds are applied at the time of purchase.

    The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.



PREMIER PORTFOLIO
Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

    Premier Portfolio may invest in U.S. dollar-denominated foreign securities. The fund may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

    In selecting securities for the fund's portfolio, the portfolio managers focus on securities that offer favorable prospects for current income consistent with the preservation of capital.

PREMIER TAX-EXEMPT PORTFOLIO
Premier Tax-Exempt Portfolio normally invests at least 80% of its assets in securities that (1) pay interest that is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax.

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------



    Premier Tax-Exempt Portfolio invests only in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) municipal securities;
(ii) tax-exempt commercial paper; and (iii) cash equivalents. These securities may have credit and liquidity enhancements provided by banks, insurance companies or other financial institutions.

    Municipal securities include debt obligations of states, territories and possessions of the United States and the District of Columbia, their political subdivisions, agencies, instrumentalities, authorities thereof, and multi-state agencies, issued to obtain funds for various public purposes. Municipal lease obligations, synthetic municipal securities and certain types of industrial revenue bonds are treated as municipal securities.

    Synthetic municipal securities, which include variable rate instruments that are created when fixed rate bonds are coupled with a third party demand feature and variable tender fees, are treated as municipal securities. Other securities held by the fund may be structured with demand features which have the effect of shortening the security's maturity.

    Premier Tax-Exempt Portfolio may invest up to 20% of its net assets in money market instruments that may be subject to federal taxes, including Treasury securities, repurchase agreements, bankers' acceptances, commercial paper, U.S. dollar-denominated foreign securities and master notes.

    In addition, some of the fund's investments, whether or not foreign securities, may be backed by foreign guarantees and therefore subject to foreign credit exposure.

    In selecting securities for the fund's portfolio, the portfolio managers focus on securities that have favorable prospects for current income consistent with the preservation of capital and the maintenance of liquidity. The portfolio structure is driven to some extent by the supply and availability of municipal obligations. The portfolio managers manage liquidity with daily and weekly variable-rate demand notes.

    The fund may maintain a portion of its assets in cash pending investment or to handle its daily cash needs, including payment of fund expenses, redemption requests and securities transactions. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in cash may either assist or hinder the fund's relative performance.

PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
Premier U.S. Government Money Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in (i) direct obligations of the U.S. Treasury, (ii) other securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities (agency securities), and (iii) repurchase agreements secured by those obligations referenced in (i) and (ii) above. Agency securities may be supported by (1) the full faith and credit of the U.S. Treasury; (2) the right of the issuer to borrow from the U.S. Treasury; (3) the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; or
(4) the credit of the agency or instrumentality. At the present time, the fund has no current intention to invest in securities other than (i) direct obligations of the U.S. Treasury, (ii) other securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities (agency securities), and (iii) repurchase agreements secured by those obligations referenced in (i) and (ii) above.

    In selecting securities for the fund's portfolio, the portfolio managers focus on securities that have favorable prospects for current income consistent with the preservation of capital and the maintenance of liquidity.

RISKS
RISKS RELATED TO ALL FUNDS

The principal risks of investing in the funds are:


    Money Market Fund Risk--The funds are money market funds and an investment in the funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the funds. The funds' yields will vary as the short-term securities in their portfolios mature or are sold and the proceeds are reinvested in other securities.


    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the funds' portfolio managers will produce the desired results.

    Market Risk--The prices of and the income generated by securities held by the funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

ADDITIONAL PRINCIPAL RISKS RELATED TO PREMIER PORTFOLIO

    Repurchase Agreement Risk--The fund may enter into repurchase agreements. If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from a decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------



    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

    U.S. Government Obligations Risk--The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligation; or (iv) supported only by the credit of the issuer. The U.S. Government may choose not to provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

    Municipal Securities Risk--The value of investment, payment of interest, and repayment of principal may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, changes in tax codes, IRS rulings, and the economies of the issuer's geographic location.


    Foreign Securities Risk--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.


    Concentration Risk--To the extent that the fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the fund's performance will depend to a greater extent on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

ADDITIONAL PRINCIPAL RISKS RELATED TO PREMIER TAX-EXEMPT PORTFOLIO

    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

    Municipal Securities Risk--The value of investment, payment of interest, and repayment of principal may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, changes in tax codes, IRS rulings, and the economies of the issuer's geographic location.


    Foreign Securities Risk--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.




    Synthetic Municipal Securities Risk--The tax-exempt character of the interest paid on synthetic municipal securities is based on the tax-exempt income stream underlying securities held as collateral. The Internal Revenue Service has not ruled on this issue and could deem income derived from synthetic municipal securities to be taxable.



    Concentration Risk--To the extent that the fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the fund's performance will depend to a greater extent on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

ADDITIONAL PRINCIPAL RISKS RELATED TO PREMIER U.S. GOVERNMENT MONEY PORTFOLIO

    U.S. Government Obligations Risk--The fund invests in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligation; or (iv) supported only by the credit of the issuer. The U.S. Government may choose not to

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS (continued)
-------------------------------------------------------------------------------


provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

    Repurchase Agreement Risk--The fund may enter into repurchase agreements. If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from a decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


The funds make available to institutions that maintain accounts with the funds beneficial owners of the funds' shares and prospective investors (collectively, Qualified Persons) information regarding the funds' portfolio holdings as detailed below. The funds' portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the SEC within 60 days of the funds' first and third fiscal quarter-ends. In addition, portfolio holdings information for the funds are available at http://www.invescoaim.com. Qualified Persons may obtain access to the website by calling the distributor toll free at 1-800-659-1005, option 2. To locate the funds' portfolio holdings information, access the funds' overview page, and links to the following fund information will be found in the upper right side of this website page:



----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
 INFORMATION                                  WEBSITE POSTING                    POSTED ON WEBSITE
----------------------------------------------------------------------------------------------------------
 Weighted average maturity           Next business day                   Until posting of the following
 information thirty-day, seven                                           business day's information
 -day and one-day yield
 information; daily dividend
 factor and total net assets
----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings, and    1 day after month-end or any        Until posting of the fiscal
 information derived therefrom, as   other period, as may be             quarter holdings for the months
 of month-end or as of some other    determined by the Advisor in its    included in the fiscal quarter
 period determined by the Advisor    sole discretion
 in its sole discretion
----------------------------------------------------------------------------------------------------------




    A description of each fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the funds' Statement of Additional Information, which is available to Qualified Persons at http://www.invescoaim.com.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the funds' investment advisor and manages the investment operations of the funds and has agreed to perform or arrange for the performance of the funds' day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages investment portfolios, including the funds, encompassing a broad range of investment objectives. Investment decisions for Premier Portfolio and Premier Tax-Exempt Portfolio are made by the investment management team at Invesco Institutional (N.A.), Inc. (Invesco Institutional). Investment decisions for Premier U.S. Government Money Portfolio are made by Invesco Aim.


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to Premier Portfolio and Premier Tax-Exempt Portfolio and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to Premier Portfolio and Premier Tax-Exempt Portfolio:


    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at An der Welle 5, 1st Floor, Frankfurt, Germany 60322, which has acted as an investment advisor since 1998.


    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.

    Invesco Institutional, located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.

    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim and Invesco Global will be merged into Invesco Institutional, which will be renamed Invesco Advisers, Inc. The combined entity will serve as the funds' investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this merger will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.



    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things that the defendants permitted improper market timing and related activity in the funds.



    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. More detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, can be found in the funds' Statement of Additional Information.




ADVISOR COMPENSATION

During the fiscal year ended August 31, 2009, the advisor did not receive compensation from Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio. The advisor is responsible for all of the funds' expenses, other than (i) interest, taxes and extraordinary items such as litigation costs; (ii) brokers' commissions, issue and transfer taxes, and other costs chargeable to the fund in connection with securities transactions to which the fund is a party or in connection with securities owned by the fund and (iii) other expenditures which are capitalized in accordance with generally accepted accounting principles applicable to investment companies.


    The advisor, the distributor, or one of their affiliates may, from time to time, at their expense out of their own financial resources make cash payments to financial intermediaries for marketing support and/or administrative support. These marketing support payments and administrative support payments are in addition to the payments by the funds described in this prospectus. Because they are not paid by the funds, these marketing support payments and administrative support payments will not change the price paid by investors for the purchase of the funds' Institutional Class shares or the amount that a fund will receive as proceeds from such sales. In certain cases these cash payments could be significant to the financial intermediaries. These cash payments may also create an incentive for a financial intermediary to recommend or sell Institutional Class shares of the funds to its customers. Please contact your financial intermediary for details about any payments they or their firm may receive in connection with the sale of Institutional Class shares of the funds or the provision of services to the funds. Also, please see each fund's statement of additional information for more information on these types of payments.

    Invesco Aim, not Premier Portfolio or Premier Tax-Exempt Portfolio, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement and investment sub-advisory agreements of the Premier Portfolio and Premier Tax-Exempt Portfolio are available in the funds' most recent report to shareholders for the twelve-month period ended August 31.

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The funds expect, based on their investment objectives and strategies, that their distributions, if any, will consist primarily of ordinary income (most of which, in the case of Premier Tax-Exempt Portfolio, is expected to be tax-exempt).


DIVIDENDS
The funds generally declare dividends on each business day and pay any dividends monthly. See "Pricing of Shares--Timing of Orders" for a description of the funds' business days. Dividends are paid on settled shares of Premier Portfolio and Premier U.S. Government Money Portfolio as of 5:30 p.m. Eastern Time. Dividends are paid on settled shares of Premier Tax-Exempt Portfolio as of 4:30 p.m. Eastern Time. If a fund closes early on a business day, the fund will pay dividends on settled shares at such earlier closing time. Generally, shareholders whose purchase orders have been accepted by Premier Portfolio or Premier U.S. Government Money Portfolio prior to 5:30 p.m. Eastern Time and by Premier Tax-Exempt Portfolio prior to 4:30 p.m. Eastern Time, or an earlier close time on any day that a fund closes early, and by shareholders whose redemption proceeds have not been wired to them on any business day are eligible to receive dividends on that business day. The dividend declared on any day preceding a non-business day of a fund will include the income accrued on such non-business day. Dividends and distributions are reinvested in the form of additional full and fractional shares at net asset value unless the shareholder has elected to have such dividends and distributions paid in cash.

CAPITAL GAINS DISTRIBUTION
The funds generally distribute net realized capital gains (including net short-term capital gains), if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law. The funds do not expect to realize any long-term capital gains or losses.

SPECIAL TAX INFORMATION REGARDING THE FUNDS
Because the funds are money market funds, no fund anticipates realizing any long-term capital gains.

    Because each fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on the sale or exchange of fund shares.

SPECIAL TAX INFORMATION REGARDING PREMIER TAX-EXEMPT PORTFOLIO
In addition to the general tax information set forth under the heading "General Information--Taxes" in this prospectus, the following information describes the tax impact of certain dividends you may receive from the fund.

- You will not be required to include the "exempt-interest" portion of dividends paid by a fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by a fund for the particular days in which you hold shares.


- A fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.


- Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.


- A fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.


- A fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.


- Exempt-interest dividends from a fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.


- There are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of a fund's shares, to decline.

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each fund's financial statements, is included in the fund's annual report, which is available upon request.




                               INSTITUTIONAL CLASS




                           NET ASSET                NET GAINS                 DIVIDENDS
                             VALUE,       NET        (LOSSES)    TOTAL FROM   FROM NET    NET ASSET               NET ASSETS,
                           BEGINNING  INVESTMENT  ON SECURITIES  INVESTMENT  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                           OF PERIOD    INCOME      (REALIZED)   OPERATIONS    INCOME     OF PERIOD  RETURN(a)  (000S OMITTED)
------------------------------------------------------------------------------------------------------------------------------
PREMIER PORTFOLIO
Year ended 08/31/09          $1.00       $0.01(b)     $ 0.00        $0.01      $(0.01)      $1.00       1.21%     $3,973,928
Year ended 08/31/08           1.00        0.04          0.00         0.04       (0.04)       1.00       3.80       4,520,142
Year ended 08/31/07           1.00        0.05         (0.00)        0.05       (0.05)       1.00       5.35       3,840,017
Year ended 08/31/06           1.00        0.04          0.00         0.04       (0.04)       1.00       4.54       2,556,378
Year ended 08/31/05(d)        1.00        0.01            --         0.01       (0.01)       1.00       1.51         364,108
------------------------------------------------------------------------------------------------------------------------------
PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
Year ended 08/31/09           1.00        0.01(b)       0.00         0.01       (0.01)       1.00       0.83       1,605,671
Year ended 08/31/08           1.00        0.03         (0.00)        0.03       (0.03)       1.00       3.29         450,419
Year ended 08/31/07           1.00        0.05          0.00         0.05       (0.05)       1.00       5.25          10,300
Year ended 08/31/06(d)        1.00        0.01            --         0.01       (0.01)       1.00       0.90              25
------------------------------------------------------------------------------------------------------------------------------
PREMIER TAX-EXEMPT PORTFOLIO
Year ended 08/31/09           1.00        0.01(b)       0.00         0.01       (0.01)       1.00       1.13         347,020
Year ended 08/31/08           1.00        0.03          0.00         0.03       (0.03)       1.00       2.66         262,081
Year ended 08/31/07           1.00        0.03            --         0.03       (0.03)       1.00       3.53          50,445
Year ended 08/31/06           1.00        0.03            --         0.03       (0.03)       1.00       3.04           7,707
Year ended 08/31/05(d)        1.00        0.01            --         0.01       (0.01)       1.00       1.15           9,422
______________________________________________________________________________________________________________________________
==============================================================================================================================

                               RATIO OF          RATIO OF
                               EXPENSES          EXPENSES
                              TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                              NET ASSETS      ASSETS WITHOUT   INVESTMENT
                           WITH FEE WAIVERS    FEE WAIVERS       INCOME
                            AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE
                               ABSORBED          ABSORBED      NET ASSETS
--------------------------------------------------------------------------
PREMIER PORTFOLIO
Year ended 08/31/09              0.21%(c)          0.28%(c)       1.11%(c)
Year ended 08/31/08              0.17              0.25           3.62
Year ended 08/31/07              0.17              0.25           5.23
Year ended 08/31/06              0.17              0.25           4.74
Year ended 08/31/05(d)           0.17(e)           0.25(e)        2.37(e)
--------------------------------------------------------------------------
PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
Year ended 08/31/09              0.19(c)           0.26(c)        0.60(c)
Year ended 08/31/08              0.17              0.25           2.60
Year ended 08/31/07              0.17              0.25           5.13
Year ended 08/31/06(d)           0.17(e)           0.25(e)        4.34(e)
--------------------------------------------------------------------------
PREMIER TAX-EXEMPT PORTFOLIO
Year ended 08/31/09              0.28(c)           0.28(c)        1.09(c)
Year ended 08/31/08              0.25              0.25           2.48
Year ended 08/31/07              0.25              0.25           3.46
Year ended 08/31/06              0.25              0.25           2.99
Year ended 08/31/05(d)           0.25(e)           0.25(e)        1.88(e)
__________________________________________________________________________
==========================================================================







(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year, if applicable.


(b)    Calculated using average shares outstanding.


(c) Ratios are based on average daily net assets (000's omitted) of $3,703,222, $1,263,647, and $275,649 for Premier Portfolio, Premier U.S.
       Government Money Portfolio and Premier Tax-Exempt Portfolio, respectively.


(d) Commencement date of February 25, 2005 for Premier Portfolio and Premier Tax-Exempt Portfolio, and June 28, 2006 for Premier U.S. Government Money Portfolio.


(e)    Annualized.

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

GENERAL INFORMATION
--------------------------------------------------------------------------------

Each fund currently consists of two classes of shares, Investor Class and Institutional Class, that share a common investment objective and portfolio of investments. The two classes differ with respect to, among other things, distribution arrangements, purchase and redemption options, exchange privileges and timing of purchase and redemption orders and dividend accruals.

PURCHASING SHARES
MINIMUM INVESTMENTS PER FUND ACCOUNT
The minimum investments for fund accounts are as follows:

                                                                         INITIAL        ADDITIONAL
FUND                                                                  INVESTMENTS*     INVESTMENTS
--------------------------------------------------------------------------------------------------
Premier Portfolio                                                      $1 million       No minimum
Premier Tax-Exempt Portfolio                                            1 million       No minimum
Premier U.S. Government Money Portfolio                                 1 million       No minimum
--------------------------------------------------------------------------------------------------


* An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

HOW TO PURCHASE SHARES
You may purchase shares using one of the options below or, if you are investing directly, by sending your completed account application and purchase amount to the transfer agent. Unless the fund closes early on a business day, the transfer agent will generally accept any purchase order placed until 5:00 p.m. Eastern Time on a business day for Premier Portfolio and Premier U.S. Government Money Portfolio and until 4:00 p.m. Eastern Time on a business day for Premier Tax-Exempt Portfolio and may accept a purchase order until 5:30 p.m. Eastern Time on a business day for Premier Portfolio and Premier U.S. Government Money Portfolio and until 4:30 p.m. Eastern Time on a business day for Premier Tax-Exempt Portfolio. If you wish to place an order between 5:00 p.m. and 5:30 p.m. Eastern Time on a business day for Premier Portfolio and Premier U.S. Government Money Portfolio and between 4:00 p.m. and 4:30 p.m. Eastern Time on a business day for Premier Tax-Exempt Portfolio, you must place such order by telephone; however, the transfer agent reserves the right to reject or limit the amount of orders placed during this time. If the fund closes early on a business day, the transfer agent must receive your purchase order prior to such closing time. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the funds verify and record your identifying information.

PURCHASE OPTIONS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                        OPENING AN ACCOUNT                       ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------------------
Through a Financial Intermediary        Contact your financial intermediary.     Same
                                        The financial intermediary should
                                        mail your completed account
                                        application and purchase payment to
                                        the transfer agent,
                                        Invesco Aim Investment Services,
                                        Inc.
                                        P.O. Box 0843
                                        Houston, TX 77001-0843
                                        The financial intermediary should
                                        use the following wire instructions:
                                        The Bank of New York
                                        ABA/Routing #: 021000018
                                        DDA: 8900138377
                                        Invesco Aim Investment Services,
                                        Inc.
                                        For Further Credit to Your Account #
                                        If you do not know your Account # or
                                        settle on behalf of multiple
                                        accounts, please contact the
                                        transfer agent for assistance.

By Telephone                            Open your account by forwarding your     Call the transfer agent at (800)
                                        completed account application and        659-1005 and wire payment for your
                                        purchase payment to the transfer         purchase order in accordance with
                                        agent,                                   the wire instructions noted above.
                                        Invesco Aim Investment Services,
                                        Inc.
                                        P.O. Box 0843
                                        Houston, TX 77001-0843

By AIM LINK--Registered Trademark--     Open your account by forwarding your     Complete an AIM LINK--Registered
                                        completed account application and        Trademark-- Agreement. Mail the
                                        purchase payment to the transfer         application and agreement to the
                                        agent,                                   transfer agent. Once your request
                                        Invesco Aim Investment Services,         for this option has been processed,
                                        Inc.                                     you may place your purchase order
                                        P.O. Box 0843                            via AIM LINK.
                                        Houston, TX 77001-0843
---------------------------------------------------------------------------------------------------------------------

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

GENERAL INFORMATION (continued)
-------------------------------------------------------------------------------



AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in the funds at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the funds in the form of full and fractional shares at net asset value.

REDEEMING SHARES
REDEMPTION FEES

We will not charge you any fees to redeem your shares. Your broker or financial intermediary may charge service fees for handling redemption transactions.


HOW TO REDEEM SHARES
---------------------------------------------------------------------------------------------------------
Through a Financial Intermediary        If placing a redemption request through your financial
                                        intermediary, redemption proceeds will be transmitted
                                        electronically to your pre-authorized bank account. The transfer agent must receive your financial intermediary's instructions before 5:30 p.m. Eastern Time on a business day for Premier
                                        Portfolio and Premier U.S. Government Money Portfolio and before
                                        4:30 p.m. Eastern Time on a business day for Premier Tax-Exempt
                                        Portfolio, to effect the redemption on that day. If the financial intermediary wishes to place a redemption order between 5:00 p.m.
                                        Eastern Time and 5:30 p.m. Eastern Time on a business day for
                                        Premier Portfolio and Premier U.S. Government Money Portfolio and
                                        between 4:00 p.m. Eastern Time and 4:30 p.m. Eastern Time on a
                                        business day for Premier Tax-Exempt Portfolio it must do so by telephone.

By Telephone                            If placing a redemption request by telephone, you or any person authorized to make account transactions, must call the transfer agent before 5:30 p.m. Eastern Time on a business day for Premier
                                        Portfolio and Premier U.S. Government Money Portfolio and before
                                        4:30 p.m. Eastern Time on a business day for Premier Tax-Exempt
                                        Portfolio to effect the redemption transaction on that day.

By AIM LINK--Registered Trademark--     If placing a redemption request through AIM LINK, the transfer agent must receive your redemption request before 5:00 p.m.
                                        Eastern Time on a business day for Premier Portfolio and Premier
                                        U.S. Government Money Portfolio and before 4:00 p.m. Eastern Time on a business day for Premier Tax-Exempt Portfolio to effect the transaction on that day.



--------------------------------------------------------------------------------

PAYMENT OF REDEMPTION PROCEEDS


All redemption orders are processed at the net asset value next determined after the transfer agent receives a redemption order. We will normally wire payment for redemptions received by the transfer agent prior to 5:30 p.m. Eastern Time for Premier Portfolio and Premier U.S. Government Money Portfolio and prior to 4:30 p.m. Eastern Time for Premier Tax-Exempt Portfolio on the business day received. However, depending on such factors as market liquidity and the size of the redemption, for a redemption request received by the transfer agent between 5:00 p.m. Eastern Time and 5:30 p.m. Eastern Time for Premier Portfolio and Premier U.S. Government Money Portfolio, and 4:00 p.m. Eastern Time and 4:30 p.m. Eastern Time for Premier Tax-Exempt Portfolio, proceeds may not be wired until the next business day. If the transfer agent receives a redemption request on a business day after 5:30 p.m. Eastern Time for Premier Portfolio and Premier U.S. Government Money Portfolio and after 4:30 p.m. Eastern Time for Premier Tax-Exempt Portfolio, the redemption will be effected at the net asset value of the fund determined on the next business day, and the transfer agent will normally wire redemption proceeds on such next business day.


    If a fund exercises its discretion to close early on a business day, as described in the "Pricing of Shares--Timing of Orders" section of this prospectus, the fund may not provide same day settlement of redemption orders.


    If proceeds are not wired on the same day, shareholders will normally accrue dividends until the day the proceeds are wired. Dividends payable up to the date of redemption on redeemed shares will normally be paid by wire transfer on the next dividend payment date. However, if all of the shares in your account were redeemed, from an individual account or from an aggregate account, you may request that the dividends payable up to the date of redemption accompany the proceeds of the redemption.


REDEMPTION BY TELEPHONE

If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY AIM LINK--REGISTERED TRADEMARK--

If you redeem via AIM LINK, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We are not liable for AIM LINK instructions that are not genuine.

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

GENERAL INFORMATION (continued)
-------------------------------------------------------------------------------



REDEMPTIONS BY THE FUNDS

If a fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

--------------------------------------------------------------------------------
 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of each fund's shares is the fund's net asset value per share. The net asset value determination on a business day for each of Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time. The net asset value determination on a business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time.



    If a fund closes early on a business day, as described below under "Pricing of Shares -- Timing of Orders," the fund will calculate its net asset value as of the time of such closing.



    Each fund values portfolio securities on the basis of amortized cost, which approximates market value. This method of valuation is designed to enable a fund to price its shares at $1.00 per share. The funds cannot guarantee that their net asset value will always remain at $1.00.


TIMING OF ORDERS


Each fund opens for business at 8:00 a.m. Eastern Time. Each fund prices purchase and redemption orders on each business day at the net asset value calculated after the transfer agent receives an order in good form.



    A business day is any day that the New York Stock Exchange (NYSE) is open for business. The funds are authorized not to open for trading on a day that is otherwise a business day if the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading; any such day will not be considered a business day. The funds also may close early on a business day if the SIFMA recommends that government securities dealers close early.



    If the financial intermediary through which you place purchase and redemption orders, in turn, places its orders to the transfer agent through the NSCC, the transfer agent may not receive those orders until the next business day after the order has been entered into the NSCC. Shareholders will accrue dividends until the day the fund wires redemption proceeds.



    The funds may postpone the right of redemption under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.



    The funds reserve the right to change the time for which purchase and redemption orders must be submitted to and received by the transfer agent for execution on the same day.



    Thirty-minutes prior to the funds' net asset value determination, a fund may, in its discretion, limit or refuse to accept purchase orders and may not provide same-day payment of redemption proceeds.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Board of the funds has not adopted any policies and procedures, such as limits on exchanges or redemption fees, that would limit frequent purchases and redemptions of the funds' shares. The Board does not believe that it is appropriate to adopt any such policies and procedures for the following reasons:
- The funds are offered to investors as a cash management vehicle. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the funds will be detrimental to the continuing operations of the funds.
- The funds' portfolio securities are valued on the basis of amortized cost, and the funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
- Because the funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in the funds. Imposition of redemption fees would run contrary to investor expectations.
The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that a fund must maintain additional cash and/or securities with shorter-term durations than may otherwise be required, or with respect to Premier Tax-Exempt Portfolio, must borrow to honor redemption requests, the fund's yield could be negatively impacted.

    The funds and their agents reserve the right at any time to reject or cancel any part of any purchase order. This could occur if a fund determines that such purchase may disrupt the fund's operation or performance.

                ------------------------------------------------
                PREMIER PORTFOLIO - PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                ------------------------------------------------

GENERAL INFORMATION (continued)
-------------------------------------------------------------------------------



EXCHANGE POLICY
You may not exchange Institutional Class shares of Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio for shares of any other AIM fund.

TAXES
In general, if you are a taxable investor, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes. This is true whether you reinvest distributions in additional fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year. Investors should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" where applicable in the fund's prospectus. In addition, investors in taxable accounts should be aware of the following basic tax points:
- Distributions of net short-term capital gains are taxable to you as ordinary income. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss.
- Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares.
- If you are an individual and meet certain holding period requirements, a portion of income dividends paid by a fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available for dividends paid by a fund out of dividends earned on the fund's investment in stocks of domestic corporations and qualified foreign corporations. In the case of a fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the fund will be eligible for taxation at these reduced rates.
- Distributions declared to shareholders with a record date in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. For tax purposes, an exchange of your shares for shares of another fund is the same as a sale.
- If you invest in a fund shortly before it makes a capital gains distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is sometimes referred to as "buying a dividend."
- By law, if you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
- You will not be required to include the portion of dividends paid by the fund derived from interest on federal obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the fund on federal obligations for the particular days on which you hold shares.
- Fund distributions and gains from sale or exchange of your fund shares generally are subject to state and local income taxes.
- If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
- Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a fund.

    The preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing in a fund.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about each fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about each fund's investments. The funds' annual report also discusses the market conditions and investment strategies that significantly affected the funds' performance during its last fiscal year. Each fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The funds' most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about these funds, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of each funds' current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 0843, Houston, TX 77001-0843, or


BY TELEPHONE:        (800) 659-1005

ON THE INTERNET:     You can send us a request by e-mail or download prospectuses, SAI, annual or semiannual reports via our website: http://www.invescoaim.com



You can also review and obtain copies of the funds' SAI, financial reports, the funds' Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.


------------------------------------------------------
  Premier Portfolio
  Premier Tax-Exempt Portfolio
  Premier U.S. Government Money Portfolio
  SEC 1940 Act file number: 811-05460
------------------------------------------------------


invescoaim.com  CM-I-TST-PRO-2


                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                          AIM TREASURER'S SERIES TRUST
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

     THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE SHARES OF EACH PORTFOLIO (EACH A "FUND", COLLECTIVELY THE "FUNDS") OF AIM TREASURER'S SERIES TRUST LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE FUNDS LISTED BELOW. PORTIONS OF EACH FUND'S FINANCIAL STATEMENTS ARE INCORPORATED INTO THIS STATEMENT OF ADDITIONAL INFORMATION BY REFERENCE TO SUCH FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS. YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE PROSPECTUS AND/OR ANNUAL REPORT FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                      INVESCO AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739

                          OR BY CALLING (800) 959-4246

                                   ----------


     THIS STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 04, 2009, RELATES TO THE INVESTOR AND INSTITUTIONAL CLASS SHARES OF THE FOLLOWING PROSPECTUSES:



                 FUND                      PROSPECTUS DATED
---------------------------------------   -----------------
           PREMIER PORTFOLIO              DECEMBER 04, 2009
     PREMIER TAX-EXEMPT PORTFOLIO
PREMIER U.S. GOVERNMENT MONEY PORTFOLIO

                          AIM TREASURER'S SERIES TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
GENERAL INFORMATION ABOUT THE TRUST ......................................      1
   Fund History ..........................................................      1
   Shares of Beneficial Interest .........................................      1
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS .................      3
   Classification ........................................................      3
   Rule 2a-7 Requirements ................................................      3
   Investment Strategies and Risks .......................................      4
   Investment Types ......................................................      4
      Investment Techniques ..............................................     10
   Temporary Defensive Position ..........................................     12
   Fund Policies for Premier Portfolio and Premier Tax-Exempt Portfolio ..     12
   Fund Policies for Premier U.S. Government Money Portfolio .............     15
   Policies and Procedures for Disclosure of Fund Holdings ...............     17
MANAGEMENT OF THE TRUST ..................................................     20
   Board of Trustees .....................................................     20
   Management Information ................................................     20
      Trustee Ownership of Fund Shares ...................................     24
   Compensation ..........................................................     24
      Retirement Plan For Trustees .......................................     24
      Deferred Compensation Agreements ...................................     24
      Purchase of Class A Shares of the AIM Funds at Net Asset Value .....     25
   Code of Ethics ........................................................     25
   Proxy Voting Policies .................................................     25
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ......................     26
INVESTMENT ADVISORY AND OTHER SERVICES ...................................     26
   Investment Advisor ....................................................     26
   Investment Sub-Advisors ...............................................     27
   Marketing Support and Administrative Support Payments .................     28
   Service Agreements ....................................................     29
   Other Service Providers ...............................................     29
BROKERAGE ALLOCATION AND OTHER PRACTICES .................................     30
   Brokerage Transactions ................................................     30
   Commissions ...........................................................     31
   Broker Selection ......................................................     31
   Regular Brokers .......................................................     34
   Allocation of Fund Transactions .......................................     34
PURCHASE, REDEMPTION AND PRICING OF SHARES ...............................     35
   Transactions through Financial Intermediaries .........................     35
   Purchase and Redemption of Shares .....................................     35
   Offering Price ........................................................     55
   Redemptions in Kind ...................................................     56
   Backup Withholding ....................................................     56
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS .................................     57
   Dividends and Distributions ...........................................     57
   Tax Matters ...........................................................     58

DISTRIBUTION OF SECURITIES ...............................................     66
   Distributor ...........................................................     66
   Investor Class ........................................................     66
   Institutional Class ...................................................     66
FINANCIAL STATEMENTS .....................................................     67
PENDING LITIGATION .......................................................     67

APPENDICES:
RATINGS OF DEBT SECURITIES ...............................................    A-1
PERSONS TO WHOM INVESCO AIM PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS ON
   AN ONGOING BASIS ......................................................    B-1
TRUSTEES AND OFFICERS ....................................................    C-1
TRUSTEES COMPENSATION TABLE ..............................................    D-1
PROXY POLICIES AND PROCEDURES ............................................    E-1
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ......................    F-1
MANAGEMENT FEES ..........................................................    G-1
ADMINISTRATIVE SERVICES FEES .............................................    H-1
PURCHASE OF SECURITIES OF REGULAR BROKERS ................................    I-1
CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS ....    J-1
PENDING LITIGATION .......................................................    K-1

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

     AIM Treasurer's Series Trust (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of three separate portfolios: Premier Portfolio, Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated September 14, 2005, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

     The Trust was organized as a Delaware statutory trust on July 29, 2003. Pursuant to an Agreement and Plan of Reorganization, INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund, the two series portfolios of AIM Treasurer's Series Funds, Inc. ("ATSF"), were redomesticated as two new series of the Trust on November 25, 2003. Prior to October 1, 2003, the name of ATSF was INVESCO Treasurer's Series Funds, Inc. ATSF was incorporated under the laws of Maryland on March 17, 1999. On May 28, 1999, ATSF assumed all of the assets and liabilities of INVESCO Treasurer's Series Trust, which was organized as a Massachusetts business trust on January 27, 1988. Pursuant to an Agreement and Plan of Reorganization, INVESCO U.S. Government Money Fund, a series portfolio of AIM Money Market Funds, Inc. ("AMMF"), was redomesticated as a new series of the Trust on November 25, 2003. Prior to October 1, 2003, the name of AMMF was INVESCO Money Market Funds, Inc. AMMF was incorporated under the laws of Maryland on April 2, 1993. On July 1, 1993, AMMF assumed all of the assets and liabilities of Financial U.S. Government Money Fund, a series of Financial Series Trust, which was organized as a Massachusetts business trust on July 15, 1987. On December 2, 2004, the single, unnamed class of shares of Premier Portfolio and Premier Tax-Exempt Portfolio was renamed the Investor Class. All historical financial and other information contained in this Statement of Additional Information for periods prior to these dates relating to a Fund (or class thereof) is that of the predecessor fund (or class thereof). On October 15, 2004, INVESCO Treasurer's Money Market Reserve Fund, INVESCO Treasurer's Tax-Exempt Reserve Fund, and INVESCO U.S. Government Money Fund were renamed Premier Portfolio, Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio, respectively.

SHARES OF BENEFICIAL INTEREST

     Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances.

     The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on each portfolio's books of account, and are charged with the expenses of each Fund and its respective classes. The Funds allocate any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.


     Each share of each Fund represents an equal proportionate interest in such Fund with each other such share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers two classes of shares, Investor Class and Institutional Class. This Statement of Additional Information relates solely to the Investor Class and Institutional Class shares of the Funds.


     Each class of shares of a Fund represents interests in the same portfolio of investments of such Fund. If the Trust is ever liquidated, shareholders of each class of a Fund are entitled to share pro rata in the assets belonging to such Fund allocable to such class which are available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class. Each share of a Fund generally has identical voting, dividend, liquidation and other rights on the same terms and conditions; however, each class of shares of a Fund is subject to different exchange privileges and class-specific expenses.

     Shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of the Fund. On matters affecting an individual Fund or class of shares, a separate vote of shareholders of such Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect such Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with Invesco Aim Advisors, Inc. ("Invesco Aim"). When issued, shares of each Fund are fully paid and nonassessable, have no preemptive, conversion, or subscription rights, and are freely transferable. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of fewer than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

     Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder's incurring direct financial loss due to shareholder liability is limited to circumstances in which a complaining party is not held to be bound by the disclaimer and the applicable Fund is unable to meet its obligations.

     The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust's Bylaws provide for the advancement of payments of expenses to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

     Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

     The Trust is an open-end management investment company. Each of the Funds is "diversified" for purposes of the 1940 Act and managed in accordance with Rule 2a-7 under the 1940 Act.

RULE 2A-7 REQUIREMENTS

     As permitted by Rule 2a-7 under the 1940 Act, as amended, each Fund seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Rule 2a-7 imposes requirements as to the diversification of each Fund, quality of portfolio securities and maturity of the Fund and of individual securities.


     DIVERSIFICATION. In summary, Rule 2a-7 requires that a Fund may not invest in the securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer; provided that, each Fund may invest up to 25% of its total assets in the First Tier Securities of a single issuer for up to three business days after acquisition. Certain securities are not subject to this diversification requirement. These include: a security subject to a guarantee from a non-controlled person (as defined in Rule 2a-7) of the issuer of the security; U.S. Government securities; certain repurchase agreements; and shares of certain money market funds. Rule 2a-7 imposes a separate diversification test upon the acquisition of a guarantee or demand feature. (A demand feature is, in summary, a right to sell a security at a price equal to its approximate amortized cost plus accrued interest).


     For purposes of these diversification requirements with respect to issuers of Municipal Securities (defined under the caption "Municipal Securities"), each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality, and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond or private activity bond, if such bond is backed only by the assets and revenues of the non-governmental user, than such non-governmental user would be deemed to be the sole issuer.

     In summary, a "First Tier Security" is rated (or issued by an issuer that is rated) in the highest short-term rating category by the "Requisite NRSROs," or, if unrated, is determined by the Funds' investment advisor (under the supervision of and pursuant to guidelines established by the Board) to be of comparable quality to such a rated security. Securities issued by a registered investment company that is a money market fund and U.S. Government securities are also considered to be "First Tier Securities." The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time a Fund acquires the security, that NRSRO.


     QUALITY. The Funds may invest only in U.S. dollar denominated securities that the Funds' investment advisor (under the oversight of and pursuant to guidelines established by the Board) determines present minimal credit risk and that are "Eligible Securities" as defined in Rule 2a-7. Rule 2a-7 defines an Eligible Security, in summary, as a security with a remaining maturity of 397 calendar days or less that has been rated (or whose issuer has been rated) by the Requisite NRSROs in one of the two highest short-term rating categories. Eligible Securities may also include unrated securities determined by the Funds' investment advisor (under the oversight of and pursuant to guidelines established by the Board) to be of comparable quality to such rated securities. The eligibility of a security with a guarantee may be determined based on whether the guarantee is an Eligible Security.

     The Funds will limit investments to those which are First Tier Securities at the time of acquisition.

     MATURITY. Under Rule 2a-7, each Fund may invest only in securities having remaining maturities of 397 days or less and maintains a dollar weighted average portfolio maturity of no more than 90 days. The maturity of a security is determined in compliance with Rule 2a-7, which permits, among other things certain securities bearing adjustable interest rates to be deemed to have a maturity shorter than their stated maturity.

INVESTMENT STRATEGIES AND RISKS

     Set forth below are detailed descriptions of the various types of securities and investment techniques that Invesco Aim and/or the Sub-Advisors (as defined herein) may use in managing the Funds, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in the Funds' Prospectus. If a particular type of security or investment technique is not discussed in the Funds' Prospectus it is not a principal investment strategy of that Fund.

     The Funds may not invest in all of the security-types or use all of the techniques described below at any one time. Moreover, Invesco Aim and/or the Sub-Advisors may invest in types of securities and may use investment techniques in managing the Funds, including those described below for Funds, not specifically mentioned below. Any investment shall be subject to limitations imposed by a Fund's investment objective, policies and restrictions described in the Funds' Prospectus and/or this Statement of Additional Information, as well as the federal securities laws.

     Generally, Premier Tax-Exempt Portfolio will invest only in tax-free securities. Premier Tax-Exempt Portfolio may, however, invest in taxable short-term investments ("Taxable Investments") consisting of obligations of the U.S. Government, its agencies or instrumentalities, banks and corporations, short-term fixed income securities; commercial paper rated within the highest rating category by a recognized rating agency; and certificates of deposit of domestic banks. The Fund may invest in Taxable Investments, for example, due to market conditions or pending the investment of proceeds from the sale of its shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. Although interest earned from Taxable Investments will be taxable to shareholders as ordinary income, the Fund generally intends to minimize taxable income through investments, when possible, in short-term tax-exempt securities, which may include shares of other investment companies whose dividends are tax-exempt. See also "Dividends, Distributions and Tax Matters."

     The Funds' investment objectives, policies, strategies and practices described below are non-fundamental unless otherwise indicated.

INVESTMENT TYPES

     U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. Government obligations, which include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations.

     U.S. Government Obligations may be, (i) supported by the full faith and credit of the U.S. Treasury, (ii) supported by the right of the issuer to borrow from the U.S. Treasury, (iii) supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, or (iv) supported only by the credit of the instrumentality. There is a risk that the U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In that case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover its investment from the U.S. Government. For example, while the U.S. government has recently provided financial support to Federal National Mortgage Association ("Fannie

Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"), no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. There also is no guarantee that the government would support Federal Home Loan Banks. Accordingly, securities of Fannie Mae, Freddie Mac and Federal Home Loan Banks, and other agencies, may involve a risk of non-payment of principal and interest.


     BANK INSTRUMENTS. Bank Instruments are certificates of deposits, time deposits, and bankers' acceptances issued by U.S. or foreign banks. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. Generally, only Premier Portfolio will invest in bank instruments and will invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks.


     U.S. CORPORATE DEBT OBLIGATIONS. Corporate debt obligations in which the Funds may invest are debt obligations issued or guaranteed by corporations that are denominated in U.S. dollars. Such investments may include, among others, commercial paper, bonds, notes, debentures, variable rate demand notes, master notes, funding agreements and other short-term corporate instruments. Commercial Paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Variable rate demand notes are securities with a variable interest which is readjusted on pre-established dates. Variable rate demand notes are subject to payment of principal and accrued interest (usually within seven days) on a Fund's demand. Master notes are negotiated notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Funding agreements are agreements between an insurance company and a Fund covering underlying demand notes. Although there is no secondary market in funding agreements, if the underlying notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes and funding agreements are generally illiquid and therefore subject to the Funds' percentage limitation for investments in illiquid securities.

     FOREIGN DEBT SECURITIES. Foreign Debt Securities are debt securities that are issued and/or settled outside the United States and may be backed by foreign guarantees. A Fund will limit its investments in foreign securities to debt obligations denominated in U.S. dollars. Although denominated in U.S. dollars, Foreign Debt Securities may entail some or all of the risks set forth below.

     Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability and development, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

     Regulatory Risk. Foreign companies may not be registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls and disclosure requirements imposed on United States issuers. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. As a result, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

     Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.

     FOREIGN GOVERNMENT OBLIGATIONS. Foreign Government Obligations are U.S. dollar-denominated obligations issued or guaranteed by one or more foreign government or any of their political subdivisions, agencies or instrumentalities that are determined by the advisor to be of comparable quality to the other obligations in which the Funds may invest. These obligations are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities that issue them. Such securities also include debt obligations of supranational entities. Such debt obligations are ordinarily backed by the full faith and credit of the entities that issue them. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of supranational entities include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries. Generally, only Premier Portfolio and Premier Tax-Exempt Portfolio may invest in foreign government obligations.


     ASSET-BACKED SECURITIES. Asset-backed securities are interests in pooled mortgages, loans, receivables, or other assets. Payments of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement.







     MUNICIPAL SECURITIES. Municipal Securities are debt obligations of states, territories or possessions of the United States and District of Columbia and their political subdivisions, agencies and instrumentalities, authorities thereof, and multi-state agencies. Municipal Securities are issued to raise funds to develop or refinance public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. There is a risk that some or all of the interest received by tax-free municipal securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service ("IRS"). See "Dividends, Distributions and Tax Matters - Tax Matters." Generally, only Premier Portfolio and Premier Tax-Exempt Portfolio invest in municipal securities.


     The two major classifications of Municipal Securities are bonds and notes. Bonds may be further categorized as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Funds' assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. Below are descriptions of certain municipal securities in which the Funds invest.


     - Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Industrial Development Bonds will be considered tax-free if the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. The interest on Municipal Securities may give rise to a federal alternative minimum tax ("AMT") liability and may have other collateral federal income tax consequences.



     - Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.



     - Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Interest payments on qualifying municipal leases are exempt from federal income taxes. Premier Tax-Exempt Portfolio may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by the Fund in municipal lease obligations shall be deemed illiquid and shall be valued according to the Portfolio's Procedures for Valuing Securities current at the time of such valuation.



     - Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.



     - Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.



     - Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

     The Funds limit their investments in certain types of Municipal Securities as follows: (i) less than 25% of their total assets will be invested in securities of issuers who are located in the same state; (ii) less than 25% of their total assets will be invested in industrial development bonds; and (iii) less than 25% of their total assets will be invested in securities the interest on which is paid from revenues of similar type projects (similar project securities). However, industrial development bonds and similar project securities will not be counted towards the applicable 25% limit if they are subject to a guarantee, including a letter of credit, financial guaranty insurance, or are refunded securities (meaning that payments of principal and interest on such securities are paid by U.S. Government securities that have been irrevocably placed in an escrow account and are pledged only to such payments).

     An issue of municipal securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another NRSRO, or the rating of such a security may be reduced below the minimum rating required for purchase by a Fund once purchased. Neither event would require a Fund to dispose of the security, but Invesco Aim will consider such events to be relevant in determining whether a Fund should continue to hold the security.

     The yields on municipal securities depend on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal securities market, size of a particular offering, and maturity and rating of the obligation. The market values of the municipal securities held by a Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a municipal security the market value of such municipal security will generally decrease. Conversely, if yields decrease, the market value of a municipal security will generally increase.

     SYNTHETIC MUNICIPAL INSTRUMENTS. Synthetic Municipal Instruments are municipal securities, the value of and return on which are derived from underlying securities. Invesco Aim believes that certain synthetic municipal instruments provide opportunities for mutual funds to invest in high credit quality securities providing attractive returns, even in market conditions where the supply of short-term tax-exempt instruments may be limited. Synthetic municipal instruments comprise a large percentage of tax-exempt securities eligible for purchase by tax-exempt money market funds. The types of synthetic municipal instruments in which Premier Tax-Exempt Portfolio may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust or custodial account to investors such as Premier Tax-Exempt Portfolio. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "tender option bond" provides a certificate holder with the conditional right to sell its certificate to the Sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.

     In selecting synthetic municipal instruments for the Fund, Invesco Aim considers the creditworthiness of the issuer of the Underlying Bond, the Sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature). Typically, a certificate holder cannot exercise the demand feature upon the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that will probably not be present where a municipal security is owned directly.

     The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the IRS has not issued a ruling addressing this issue. In the event the IRS issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to the Fund on certain synthetic municipal instruments would be deemed to be taxable. Premier Tax-Exempt Portfolio and Premier Portfolio rely on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.


     RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as Premier Portfolio and Premier Tax-Exempt Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Invesco Aim and/or Sub-Advisors, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination Invesco Aim and/or Sub-Advisors will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Invesco Aim and/or Sub-Advisors could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Invesco Aim and/or Sub-Advisors will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, Invesco Aim and/or Sub-Advisors determines that a Rule 144A security is no longer liquid, Invesco Aim and/or Sub-Advisors will review Premier Portfolio's and Premier Tax-Exempt Portfolio's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase the securities. Generally, only Premier Portfolio and Premier Tax-Exempt Portfolio will invest in Rule 144A securities.


     VARIABLE OR FLOATING RATE INSTRUMENTS. Variable or Floating Rate Instruments are debt instruments whose interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. The maturity of a variable or floating rate instrument may be determined based on the frequency of the readjustment of its interest rate because the interest rate adjusts in response to changes in market rates. In addition, the Funds treat variable and floating rate demand instruments as short-term securities even though their maturity may extend beyond 397 days due to their interest rate readjustment feature and the fact that repayment of their principal amount can be demanded prior to maturity. All variable or floating rate instruments will meet the applicable quality standards of a Fund. Invesco Aim will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Funds.



     ILLIQUID SECURITIES. Each Fund may invest up to 10% of their net assets in securities that are illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.


     Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Funds from disposing of them promptly at reasonable prices. The Funds may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

     OTHER INVESTMENT COMPANIES. Each Fund may purchase shares of other investment companies. For each Fund, the 1940 Act imposes the following restrictions on investments in other investment companies: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to investments by the Funds in investment companies that are money market funds, including money market funds that have Invesco Aim or an affiliate of Invesco Aim as an investment advisor (the "Affiliated Money Market Funds").

     With respect to a Fund's purchase of shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

     Descriptions of debt securities ratings are found in Appendix A.


     INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUNDS/ADVISOR. Each Fund may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds; (ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g. custodian banks). The Funds will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.


Investment Techniques


     DELAYED DELIVERY TRANSACTIONS. Each Fund may engage in delayed delivery transactions. Delayed delivery transactions, also referred to as forward commitments, involve commitments by each Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. The Funds may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreement will not be used as a speculative or leverage technique.


     Investment in securities on a delayed delivery basis may increase each Fund's exposure to market fluctuation and may increase the possibility that the Funds will incur short-term gains subject to federal taxation or short-term losses if the Funds must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, the Funds will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments as described below) will be made by a Fund if, as a result, more than 25% of such Fund's total assets would become so committed.

     The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of the Funds and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Funds until settlement. Absent extraordinary circumstances, the Funds will not sell or otherwise transfer the delayed delivery securities prior to settlement.

     WHEN-ISSUED SECURITIES. The Funds may purchase securities on a "when issued" basis. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

     Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to change in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

     Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that such Fund will incur short-term gains subject to federal taxation or short-term losses if such Fund must engage in portfolio securities in order to honor a when-issued commitment. The Funds will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, such Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of a Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of such Fund's total assets would become so committed.

     INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other funds advised by Invesco Aim (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under a Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, the Funds cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, it will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

     BORROWING. The Funds may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling portfolio securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, the Funds' borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

     The Funds are permitted to temporarily overdraft or leave balances in their accounts with the Bank of New York Mellon (BNY Mellon), the custodian bank. To compensate BNY Mellon or the Funds for such activity, the Funds may either (i) pay to or receive from BNY Mellon compensation at a rate agreed upon by BNY Mellon and Invesco Aim not to exceed the contractually agreed upon rate; or (ii) leave funds or overdraft funds as a compensating balance in the account so BNY Mellon or the Funds can be compensated for use of funds.


     REPURCHASE AGREEMENTS. Each Fund may engage in transactions pursuant to a repurchase agreement collateralized by securities in which the Fund may invest. In a repurchase transaction the Funds acquire ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during each Fund's holding period. The Funds may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying securities from such Funds on demand and the effective interest rate is negotiated on a daily basis. Repurchase agreement transactions are limited to a term of 365 days or less.



     If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Funds might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.



     The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by the Funds under the 1940 Act.



     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale of securities held by the Funds to financial institutions such as banks and broker-dealers, with an agreement that such Funds will repurchase the securities at an agreed upon price and date. The Funds may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, The Funds will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Funds may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that such Funds are delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by the Funds under the 1940 Act.


     SALE OF MONEY MARKET SECURITIES. The Funds do not seek profits through short-term trading and will generally hold portfolio securities to maturity. However, Invesco Aim may seek to enhance the yield of the Funds by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. Invesco Aim may dispose of any Fund security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with Invesco Aim's judgment as to desirable fund maturity structure. Invesco Aim may also dispose of any portfolio securities prior to maturity to meet redemption requests, and as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Funds' policy of investing in securities with maturities of 397 days or less will result in high fund turnover. Since brokerage commissions are not normally paid on investments of the type made by the Funds, the high turnover rate should not adversely affect the Funds' net income.

TEMPORARY DEFENSIVE POSITION

     In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash.

FUND POLICIES FOR PREMIER PORTFOLIO AND PREMIER TAX-EXEMPT PORTFOLIO

     FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

     (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions;

     (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions;

     (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act;

     (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security;

     (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

     (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;

     (7) The Fund may not make personal loans or loans of its assets to persons who control or are under the common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests; or

     (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

     In addition, it is a fundamental policy of Premier Tax-Exempt Portfolio that, under normal market conditions, it will have at least 80% of its net assets invested in municipal obligations that, based on the opinion of counsel to the issuer, pay interest free from federal income tax.

     The investment restrictions set forth above provide the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds have this flexibility, the Board has adopted non-fundamental restrictions for the Funds relating to certain of these restrictions which Invesco Aim and the Sub-Advisors must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

     NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

     (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers, or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

     (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

     (4) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     (5) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

     (6) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objective, policies, and restrictions as the Fund.

     (7) The Fund may not acquire any securities of registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     The Funds do not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Funds will interpret the restriction and the related non-fundamental restriction to permit the Funds, subject to each Fund's investment objectives and general investment policies (as stated in the Funds' prospectuses and herein), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Funds also will interpret their fundamental restriction regarding purchasing and selling physical commodities and their related non-fundamental restriction to permit the Funds to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Funds' prospectuses and herein.

FUND POLICIES FOR PREMIER U.S. GOVERNMENT MONEY PORTFOLIO

     FUNDAMENTAL RESTRICTIONS. The investment restrictions set forth below have been adopted by the Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or
(2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund's assets will not cause a violation of the following investment restrictions as long as percentage restrictions are observed by the Fund at the time it purchases any security. The Fund shall not:

     1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, municipal securities or securities issued or guaranteed by domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     2. except to the extent permitted by Rule 2a-7 promulgated under the 1940 Act, or any successor rule thereto, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     5.   issue senior securities, except as permitted under the 1940 Act;

     6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

     8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

     9. The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single, open-end management investment company managed by the Advisor or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

     The Fund's investment objective is to seek a high level of current income, consistent with the preservation of capital and the maintenance of liquidity. The Fund's investment objective is fundamental and may not be changed without shareholder approval.

     NON-FUNDAMENTAL RESTRICTIONS. In addition, the Fund has the following non-fundamental policies, which may be changed by the Board without shareholder approval:

     1. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that
          (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; and (iv) this policy does not prevent the Fund from entering into repurchase and reverse repurchase agreements.

     2. The Fund may borrow money only from a bank or from an open-end management investment company managed by the Advisor or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

     3. The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     4. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and are permissible under the 1940 Act.

     5. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

     6. The Fund may not acquire any securities of a registered unit investment trust in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     7. The Fund normally invests at least 80% of its assets in (i) direct obligations of the U.S. Treasury, (ii) other securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities (agency securities) and (iii) repurchase agreements secured by those obligations referenced in (i) and (ii) above. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief.

     The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, as is the case with the other AIM Funds that currently have the proposed restriction regarding purchasing and selling physical commodities, the Fund will interpret the proposed restriction and the related non-fundamental restriction to permit the Fund, subject to the Fund's investment objectives and general investment policies (as stated in the Fund's prospectuses and applicable Statement of Additional Information), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also will interpret its fundamental restriction regarding purchasing and selling physical commodities and its related non-fundamental restriction to permit the Fund to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Fund's prospectuses and applicable Statement of Additional Information.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

     The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). Invesco Aim and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of Invesco Aim and its affiliates may release information about portfolio securities in certain contexts are provided below.


     PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Funds make available to institutions that maintain accounts with the Funds, beneficial owners of the Funds' shares and prospective investors (collectively, "Qualified Persons") information regarding or derived from the Funds' portfolio holdings. The Funds disclose the following portfolio holdings information on http://www.invescoaim.com(1, 2)



              INFORMATION                APPROXIMATE DATE OF WEBSITE POSTING   INFORMATION REMAINS AVAILABLE ON WEBSITE
--------------------------------------   -----------------------------------   ----------------------------------------
Weighted average maturity information;   Next business day                     Until posting of the following business
thirty-day, seven-day and one-day                                              day's information
yield information; daily dividend
factor and total net assets

Complete portfolio holdings, and         1 day after month-end or any other    Until posting of the fiscal quarter
information derived therefrom, as of     period, as may be determined by the   holdings for the months included in
month-end or as of some other period     Advisor in its sole discretion        the fiscal quarter
determined by the Advisor in its sole
discretion

Complete portfolio holdings as of        60-70 days after fiscal quarter-end   For one year
fiscal quarter-end


----------

(1) For Institutional Class - To locate the Funds' portfolio holdings information on http://www.invescoaim.com, click on the Products and Performance tab, then click on the Cash Management link, and log on to the Cash Management site. Once logged on, click on the Product Overview Quick Link on the lower left-hand side and select the Fund you wish to view. Links to the Fund's holdings are located in the upper right side of this website page."



(2) For Investor Class - To locate the Funds' portfolio holdings information on http://www.invescoaim.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the Money Market link, and then click on the Fund you wish to view. Links to the Fund's holdings are located in the upper right side of this website page."

     For Investor Class, these holdings are listed along with the percentage of the Funds' net assets they represent. Generally, employees of Invesco Aim and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.invescoaim.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.



     For Institutional Class, Qualified Persons may obtain access to the website, as well as the information noted above, by calling the distributor toll free at 1-800-659-1005, option 2. The Funds' distributor's vice president/sale and administration manager is authorized to determine whether any entity or individual is a Qualified Person or is acting on behalf of a Qualified Person, and to disclose portfolio information to such Qualified Person. If a beneficial owner who is not a record owner requests portfolio information, such information will be sent to the record owner for distribution to the beneficial owner. Existing shareholders can also obtain portfolio information (other than portfolio holdings) by calling the transfer agent toll free at 1-800-659-1005, option 1. Generally, employees of Invesco Aim and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.invescoaim.com.



     SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of Invesco Aim and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of Invesco Aim Management Group Inc. ("Invesco Aim Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and is in the best interest of the applicable Fund's shareholders. In making such determination, the ICCC will address any perceived conflicts of interest between shareholders of such Fund and Invesco Aim or its affiliates as part of granting its approval.


     The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or his designee) of Invesco Aim and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which Invesco Aim provides selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and Invesco Aim or its affiliates brought to the Board's attention by Invesco Aim.

     Invesco Aim discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

     -    Attorneys and accountants;

     -    Securities lending agents;

     -    Lenders to the AIM Funds;

     -    Rating and rankings agencies;

     -    Persons assisting in the voting of proxies;

     -    AIM Funds' custodians;

     - The AIM Funds' transfer agent(s) (in the event of a redemption in kind);

     - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM Fund);

     -    Financial printers;

     - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

     - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

     In many cases, Invesco Aim will disclose current portfolio holdings on a daily basis to these persons. In these situations, Invesco Aim has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom Invesco Aim provides non-public portfolio holdings on an ongoing basis.

     Invesco Aim will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over Invesco Aim and its affiliates or the Funds.

     The Holdings Disclosure Policy provides that Invesco Aim will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by Invesco Aim or one of its affiliates) for the selective disclosure of portfolio holdings information.

     DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. Invesco Aim and its affiliates that provide services to the Funds, the Sub-Advisors, if applicable, and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.

     From time to time, employees of Invesco Aim and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which Invesco Aim or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

     From time to time, employees of Invesco Aim and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, and countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, and bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Invesco Aim may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

     DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of Invesco Aim and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. Invesco Aim does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Invesco Aim believed was misusing the disclosed information.

     DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER INVESCO AIM-MANAGED PRODUCTS. Invesco Aim and its affiliates manage products sponsored by companies other than Invesco Aim, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by Invesco Aim and its affiliates may disclose the portfolio holdings of their products at different times than Invesco Aim discloses portfolio holdings for the AIM Funds.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust. The Trustees, among other things, approve the investment objectives, policies and procedures for the Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Funds, including the Funds' investment advisers, administrator, transfer agent, distributor and custodians. The Trustees are responsible for selecting these service providers, and approving the terms of their contracts with the Funds. On an ongoing basis, the Trustees exercise general oversight of these service providers.

     Certain trustees and officers of the Trust are affiliated with Invesco Aim and Invesco Aim Management, the parent corporation of Invesco Aim. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

     The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.

     The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation, Distribution and Proxy Oversight Committee, and the Special Market Timing Litigation Committee (the "Committees").

     The members of the Audit Committee are Messrs. James T. Bunch (Vice Chair), Lewis F. Pennock, Raymond Stickel, Jr. (Chair), Dr. Prema Mathai-Davis and Dr. Larry Soll. The Audit Committee's primary purposes are to: (i) oversee qualifications and performance of the independent registered public accountants;
(ii) appoint independent registered public accountants for the Funds; (iii) pre-approve all permissible audit and non-audit services that are provided to Funds by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent registered public accountants to the Funds' investment adviser and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent registered public accountants; (vi) review the Funds' audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR;
(viii) review the process for preparation and review of the Funds' shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits of the Funds; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent registered public accountants; and (xiv) remain informed of (a) the Funds' accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds' net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds. During the fiscal year ended August 31, 2009, the Audit Committee held six meetings.



     The members of the Compliance Committee are Messrs. Frank S. Bayley, Bruce
L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Stickel. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, Invesco Aim and INVESCO Funds Group, Inc. ("IFG");
(iii) recommending to the independent trustees the appointment and removal of Invesco Aim's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of Invesco Aim(the "Report") and any objections made by Invesco Aim with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of Invesco Aim, upon the conclusion by such third party of a compliance review of Invesco Aim; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding Invesco Aim's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of Invesco Aim's fiduciary duties to Fund shareholders and of Invesco Aim's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of Invesco Aim's Internal Compliance Controls Committee; (xi) reviewing all reports made by Invesco Aim's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of Invesco Aim's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. ("Invesco") that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco Aim, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended August 31, 2009, the Compliance Committee held seven meetings.


     The members of the Governance Committee are Messrs. Bob R. Baker, Bayley, Dowden (Chair), Jack M. Fields (Vice Chair), Carl Frischling and Dr. Mathai-Davis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended August 31, 2009, the Governance Committee held seven meetings.


     Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.


     The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Martin L. Flanagan, Frischling, Pennock, Stickel and Philip A. Taylor, and Drs. Mathai-Davis (Vice Chair) and Soll (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by Invesco Aim and the Sub-Advisors; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Funds, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended August 31, 2009, the Investments Committee held six meetings.


     The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

     The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Baker, Bunch, Fields, Frischling (Chair), Pennock (Vice Chair), Taylor and Drs. Mathai-Davis and Soll. The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the AIM Funds (i) in the valuation of the AIM Funds' portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the AIM Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the AIM Funds, (iii) in the review of existing distribution arrangements for the AIM Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Boards of the AIM Funds.

     The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Boards with respect thereto,
(iii) reviewing the reports described in the Pricing Procedures and other information from Invesco Aim regarding fair value determinations made pursuant to the Pricing Procedures by Invesco Aim's internal valuation committee and making reports and recommendations to the full Boards with respect thereto, (iv) receiving the reports of Invesco Aim's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of Invesco Aim evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Boards; (v) upon request of Invesco Aim, assisting Invesco Aim's internal valuation committee or the full Boards in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the "Liquidity Procedures") and other information from Invesco Aim regarding liquidity determinations made pursuant to the Liquidity Procedures by Invesco Aim and making reports and recommendations to the full Boards with respect thereto, and
(vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Boards with respect thereto, and (iii) reviewing other information from the principal underwriters to the AIM Funds regarding distribution and marketing of the AIM Funds and making recommendations to the full Boards with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the "Guidelines") and the Proxy Policies and Procedures (the "Proxy Procedures") by Invesco Aim and the Sub-Advisors, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Boards with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by Invesco Aim and the Sub-Advisors regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Boards with respect thereto, and
(iii) in implementing its responsibilities in this area, assisting Invesco Aim in resolving particular proxy voting issues. The Valuation, Distribution and Proxy Oversight Committee was formed effective January 1, 2008. It succeeded to the Valuation Committee, which existed prior to 2008. During the fiscal year ended August 31, 2009, the Valuation Committee held six meetings.



     The members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by Invesco Aim's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with Invesco Aim, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and
(iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended August 31, 2009, the Special Market Timing Litigation Committee held one meeting.

Trustee Ownership of Fund Shares

     The dollar range of equity securities beneficially owned by each trustee
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies within the AIM Funds complex, is set forth in Appendix C.

COMPENSATION

     Each trustee who is not affiliated with Invesco Aim is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.


     Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco Aim during the year ended December 31, 2008 is set forth in Appendix D.


Retirement Plan For Trustees

     The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with Invesco Aim.

     The trustees have also adopted a retirement policy that permits each non-Invesco Aim-affiliated trustee to serve until December 31 of the year in which the trustee becomes 75 years old. A majority of the trustees may extend from time to time the retirement date of a trustee.


     Annual retirement benefits are available to each non- Invesco Aim-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who became a trustee prior to December 1, 2008 and has at least five years of credited service as a trustee (including service to a predecessor portfolio) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid to or accrued by any Covered Fund with respect to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments, based on his or her service or if the trustee has elected, in a discounted lump sum payment. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72, subject to a reduction for early payment.


Deferred Compensation Agreements

     Messrs. Crockett, Edward K. Dunn (a former trustee), Fields, Frischling and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustee. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of five or ten years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.


Purchase of Class A Shares of the AIM Funds at Net Asset Value

     The trustees and other affiliated persons of the Trust may purchase Class A shares of any of the AIM Funds without paying an initial sales charge. Invesco Aim Distributors, Inc. ("Invesco Aim Distributors"), a registered broker-dealer and a wholly-owned subsidiary of Invesco Aim, permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares - Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODE OF ETHICS

     Invesco Aim, the Trust and Invesco Aim Distributors have adopted a Code of Ethics which applies to all AIM Fund trustees and officers, and employees of Invesco Aim, the Sub-Advisors and their affiliates and governs, among other things, personal trading activities of such persons. The Code of Ethics is intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds--Registered Trademark--. Personal trading, including personal trading involving securities that may be purchased or held by a fund within The AIM Family of Funds--Registered Trademark--, is permitted under the Code subject to certain restrictions; however employees are required to pre-clear all security transactions with the Compliance Officer or a designee and to report transactions on a regular basis.

PROXY VOTING POLICIES

     The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the following Advisor/Sub-Advisor (as defined herein):

Fund                                       Advisor/Sub-Advisor
---------------------------------------   ---------------------
Premier Portfolio                         Invesco Institutional
Premier Tax-Exempt Portfolio              Invesco Institutional
Premier U.S. Government Money Portfolio        Invesco Aim

     The Advisor or Sub-Advisor, as applicable, will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are set forth in Appendix E.

     Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board is supplied with a summary quarterly report of each Fund's proxy voting record.


     Information regarding how a Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009 is available at our website, http://www.invescoaim.com. This information is also available at the SEC website, http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is set forth in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" such Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR


     Invesco Aim, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises investment portfolios encompassing a broad range of investment objectives. Invesco Aim is a direct, wholly-owned subsidiary of Invesco Aim Management, a holding company that has been engaged in the financial services business since 1976. Invesco Aim Management is an indirect, wholly-owned subsidiary of Invesco. Invesco and its subsidiaries are an independent global investment management group. Certain of the trustees and officers of Invesco Aim are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.


     On November 25, 2003, the series portfolios of AIM Treasurer's Series Funds, Inc., a Maryland corporation (the "Company"), were redomesticated into series portfolios of the Trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. served as the investment advisor for each series portfolio of the Company.

     As investment advisor, Invesco Aim supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. Invesco Aim obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Advisory Agreement provides that, in fulfilling its responsibilities, Invesco Aim may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of Invesco Aimare not exclusive and Invesco Aim is free to render investment advisory services to others, including other investment companies.

     The Advisory Agreement provides that the advisor will pay or cause to be paid all expenses of the Funds including, without limitation, unless the Board specifically approves payment of such expenses by a Fund: fees, charges and expenses related to accounting, custody, depository, dividend disbursing agency, dividend reinvestment agency, transfer agency, registrar, independent pricing, and legal services performed for the Funds; taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Trust or any Fund to federal, state, county, city or other governmental agents; fees for maintaining the registration and qualification of the Funds or their shares under federal and state law including the preparation and printing of prospectuses and statements of additional information; compensation and expenses of the trustees of the Trust; costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to the Funds' shareholders, including expenses relating to Board and shareholder meetings; all costs, fees and other expenses arising in connection with the organization and filing of the Trust's Certificate of Trust including its initial registration and qualification under the 1940 Act and under the 1933 Act, the determination of the tax status of the Funds, the initial registration and qualification of the Funds' securities under federal and state securities laws and the approval of the Trust's operations by any other federal or state authority; expenses of repurchasing and redeeming shares of the Funds; insurance premiums; expenses, including fees and disbursements of the Trust's counsel, in connection with litigation by or against the Trust or the Funds; and premiums for the fidelity bond maintained by the Funds pursuant to the 1940 Act (except those premiums that may be allocated to Invesco Aim as an insured).

     The Funds pay the following costs and expenses under the Advisory Agreement (except to the extent required by law to be paid by Invesco Aim): (i) interest, taxes and extraordinary items such as litigation costs; (ii) brokers' commissions, issue and transfer taxes, and other costs chargeable to the Trust or the Funds in connection with securities transactions to the Trust or the Funds are a party or in connection with securities owned by the Trust or the Funds; (iii) interest on indebtedness, if any incurred by the Trust or the Funds, and (iv) other expenditures, including costs incurred in connection with the purchase or sale of securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies.

     Pursuant to the Advisory Agreement with the Trust, Invesco Aim receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year. Each Fund allocates advisory fees to a class based on the relative net assets of each class.

               FUND NAME                  NET ASSETS   ANNUAL RATE
---------------------------------------   ----------   -----------
Premier Portfolio                         All Assets      0.25%
Premier Tax-Exempt Portfolio              All Assets      0.25%
Premier U.S. Government Money Portfolio   All Assets      0.25%

     Invesco Aim may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco Aim will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to a Fund's detriment during the period stated in the agreement between Invesco Aim and the Fund.


     Invesco Aim has contractually agreed through at least June 30, 2010 to waive management fees equal to 0.03% of Premier Portfolio's and Premier U.S. Government Money Portfolio's average daily net assets. Such contractual fee waivers or reductions are set forth in the Fee Table to the Funds' Prospectus and may not be terminated or amended to either Fund's detriment during the period stated in the agreement between Invesco Aim and such Funds.


     The management fees payable by the Funds, the amounts waived by Invesco Aim and the net fee paid by the Funds for the last three fiscal years ended August 31 are set forth in Appendix G.

INVESTMENT SUB-ADVISORS


     Invesco Aim has entered into a Master Intergroup Sub-Advisory Contract (the "Sub-Advisory Agreement") with certain affiliates to serve as sub-advisors to each Fund other than Premier U.S. Government Money Portfolio, pursuant to which these affiliated sub-advisors may be appointed by Invesco Aim from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. These affiliated sub-advisors, each of which is a registered investment advisor under the Investment Advisors Act of 1940 are:


     Invesco Asset Management Deutschland GmbH ("Invesco Deutschland");

     Invesco Asset Management Limited ("Invesco Asset Management");

     Invesco Asset Management (Japan) Limited ("Invesco Japan");

     Invesco Australia Limited ("Invesco Australia");

     Invesco Global Asset Management (N.A.), Inc. ("Invesco Global");

     Invesco Hong Kong Limited ("Invesco Hong Kong");

     Invesco Institutional (N.A.), Inc. ("Invesco Institutional");

     Invesco Senior Secured Management, Inc. ("Invesco Senior Secured"); and


     Invesco Trimark Ltd. ("Invesco Trimark") (each a "Sub-Advisor" and collectively, the "Sub-Advisors").


     Invesco Aim and each Sub-Advisor are indirect wholly owned subsidiaries of Invesco.


     It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim and Invesco Global will be merged into Invesco Institutional, which will be renamed Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this merger will be posted on http://www.invescoaim.com on or about the closing date of the transaction.


     The only fees payable to the Sub-Advisors under the Master Sub-Advisory Agreement are for providing discretionary investment management services. For such services, Invesco Aim will pay each Sub-Advisor a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that Invesco Aim receives from the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which such Sub-Advisor shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. Pursuant to the Master Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco Aim, if any, in effect from time to time. In no event shall the aggregate monthly fees paid to the Sub-Advisors under the Master Sub-Advisory Agreement exceed 40% of the monthly compensation that Invesco Aim receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fees waivers or expense limitations by Invesco Aim, if any.


MARKETING SUPPORT AND ADMINISTRATIVE SUPPORT PAYMENTS



     Invesco Aim, Invesco Aim Distributors, or one of their affiliates ("Invesco Aim Affiliates") may, from time to time, at their expense out of their own financial resources make cash payments to financial intermediaries that sell shares of the AIM Funds or provide promotional and/or sales support on behalf of Invesco Aim and Invesco Aim Distributors, with respect to the AIM Funds. Financial intermediaries receiving marketing support payments may agree to provide a variety of services and activities that benefit Invesco Aim and its affiliates, such as including the AIM Funds on a preferred or select sales list or in other sales programs, providing access to the financial intermediaries' registered representatives, providing assistance in training and education of personnel, providing marketing support, and other services. In addition, Invesco Aim Affiliates may, from time to time, at their expense out of their own financial resources make cash payments to financial intermediaries that provide administrative services to their customers. These administrative support payments may be made for recordkeeping, sub-accounting, sub-transfer agency, shareholder processing and similar services.



     Marketing and administrative support payments are in addition to any fees paid by an AIM Fund, including Rule 12b-1 fees. Marketing and administrative support payments, whether a fixed payment or calculated as a percentage of assets attributable to a financial intermediary in a given AIM Fund, may be different for different financial intermediaries, and shall not exceed 0.25% of the average daily net assets of all shares attributable to the financial intermediary in any AIM Fund during a particular period. Moreover, where financial intermediaries provide services to the AIM Funds or an Invesco Aim Affiliate, the costs of providing the services and the package of services provided may differ. The Invesco Aim Affiliates do not make an independent assessment of the cost of such services. A list of financial intermediaries to whom Invesco Aim Affiliates paid marketing and/or administrative support payments during the 2005 and/or 2006 calendar years is attached hereto as Appendix H. This list may not be current and changes over time.



     These payments could be significant to the financial intermediaries and may create an incentive for a financial intermediary to recommend or sell shares of the AIM Funds to its customers, thereby increasing the assets in the AIM Funds. Please contact your financial intermediary for details about any payments they or their firm may receive in connection with the sale of Fund shares or the provision of services to the Funds.


SERVICE AGREEMENTS


     ADMINISTRATIVE SERVICES AGREEMENT. Invesco Aim and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which Invesco Aim may perform or arrange for the provision of certain accounting and other administrative services to the Funds which are not required to be performed by Invesco Aim under the Advisory Agreement. The Administrative Services Agreement provides that Invesco Aim will not charge the Funds any fees for such services. Prior to February 25, 2005, Invesco Aim charged the Premier U.S. Government Money Portfolio fees under the Administrative Services Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose.


     Administrative services fees paid to Invesco Aim by the Funds for the last three fiscal years ended August 31 are set forth in Appendix H.

OTHER SERVICE PROVIDERS

     TRANSFER AGENT. Invesco Aim Investment Services, Inc. ("Invesco Aim Investment Services"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a wholly-owned subsidiary of Invesco Aim, is the Trust's transfer and dividend disbursing agent.

     The Transfer Agent and Service Agreement (the "TA Agreement") between the Trust and Invesco Aim Investment Services provides that Invesco Aim Investment Services will perform certain services related to the servicing of shareholders of the AIM Funds. The TA Agreement provides that Invesco Aim Investment Services will not charge the Funds any fees for such services. Prior to February 25, 2005, Invesco Aim Investment Services charged the Premier U.S. Government Money Portfolio fees under the TA Agreement.

     SUB-TRANSFER AGENT. Invesco Trimark Ltd. (Invesco Trimark), 5140 Yonge Street, Suite 900, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of Invesco, began providing services to the Trust as a sub-transfer agent, pursuant to an agreement between Invesco Trimark and Invesco Aim Investment Services. The Trust does not pay a fee to Invesco Trimark for these services. Rather Invesco Trimark is compensated by Invesco Aim Investment Services, as a sub-contractor.


     CUSTODIAN. The Bank of New York Mellon ("Custodian"), 2 Hanson Place, Brooklyn, New York 11217-1431, is custodian of all securities and cash of the Funds.


     Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, TX 77002 as the independent registered public accounting firm to audit the financial statements of the Funds. Such appointment was ratified and approved by the Board.

     COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Stradley Ronon Stevens & Young, LLP, One Commerce Square, Philadelphia, Pennsylvania 19103.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Sub-Advisors have adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. If all or a portion of a Fund's assets are managed by one or more Sub-Advisors, the decision to buy and sell securities and roker selection will be made by the Sub-Advisor for the assets it manages. Unless specifically noted, the Sub-Advisors procedures do not materially differ from Invesco Aim's procedures discussed below.

BROKERAGE TRANSACTIONS


     Invesco Aim or the Sub-Advisor makes decisions to buy and sell securities for each Fund, selects broker-dealers (each, a "Broker"), effects the Funds' investment portfolio transactions, and where applicable, negotiates spreads on transactions. Purchases and sales of portfolio securities by the Funds are usually principal transactions. Invesco Aim and the Sub-Advisors primary consideration in effecting a security transaction is to obtain best execution, which is defined as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker.


     Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

     Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.


     The Funds do not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity; however, Invesco Aim and the Sub-Advisors may seek to enhance the yield of the Funds by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. Invesco Aim and the Sub-Advisors may dispose of any portfolio security prior to its maturity if Invesco Aim and the Sub-Advisors believe such disposition and reinvestment of proceeds will enhance yield consistent with Invesco Aim and the Sub-Advisors' judgment as to desirable portfolio maturity structure or if Invesco Aim and the Sub-Advisors believe such disposition is advisable due to other circumstances or conditions. The amortized cost method of valuing portfolio securities requires that the Funds maintain an average weighted portfolio maturity of ninety days or less. Thus, there is likely to be relatively high portfolio turnover, but because brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of the Funds. The Funds' policy of investing in short-term obligations will result in high fund turnover.

COMMISSIONS

     During the last three fiscal years ended August 31, none of the Funds paid brokerage commissions to Brokers affiliated with the Funds, Invesco Aim, Invesco Aim Distributors, the Sub-Advisors or any affiliates of such entities.

     The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

     Invesco Aim's primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, Invesco Aim considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. Invesco Aim 's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, Invesco Aim will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. Invesco Aim will not select Brokers based upon their promotion or sale of Fund shares.

     In choosing Brokers to execute portfolio transactions for the Funds, Invesco Aim may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Funds and/or the other accounts over which Invesco Aim and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that Invesco Aim, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), Invesco Aim must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [Invesco Aim 's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the Broker also must lawfully and appropriately assist Invesco Aim in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to Invesco Aim.

     Invesco Aim faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because Invesco Aim is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces Invesco Aim's expenses to the extent that Invesco Aim would have purchased such products had they not been provided by Brokers. Section 28(e) permits Invesco Aim to use Soft Dollar Products for the benefit of any account it manages. Certain Invesco Aim-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other Invesco Aim-managed accounts, effectively cross subsidizing the other Invesco Aim-managed accounts that benefit directly from the product. Invesco Aim may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing such Fund.

     Invesco Aim and certain of its affiliates presently engage in the following instances of cross-subsidization:

     1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage certain fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by Invesco Aim or Invesco Aim Capital Management, Inc. ("Invesco Aim Capital"), a subsidiary of Invesco Aim. In other words, certain fixed income AIM Funds are cross-subsidized by the equity AIM Funds, in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.

     2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of Invesco Aim and/or Invesco Aim Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

          This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by Invesco Aim are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by Invesco Aim Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by Invesco Aim Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by Invesco Aim. In certain circumstances, Invesco Aim Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by Invesco Aim or Invesco Aim Capital.

     3. Some of the common investment models used to manage various AIM Funds and other accounts of Invesco Aim and/or Invesco Aim Capital are also used to manage accounts of Invesco Aim Private Asset Management, Inc. ("IAPAM"), another Invesco Aim subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used to maintain the investment models relied upon by Invesco Aim, Invesco Aim Capital and IAPAM. This cross-subsidization occurs in only one direction. Most of IAPAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Invesco Aim Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used for Soft Dollar Products which may benefit the accounts managed by Invesco Aim, Invesco Aim Capital and IAPAM; however, IAPAM does not provide any soft dollar research benefit to the Funds and/or other accounts managed by Invesco Aim or Invesco Aim Capital.

     Invesco Aim and Invesco Aim Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if Invesco Aim and Invesco Aim Capital conclude that the Broker supplying the product is capable of providing best execution.

     Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. Invesco Aim uses soft dollars to purchase two types of Soft Dollar Products:

     -    proprietary research created by the Broker executing the trade, and

     - other products created by third parties that are supplied to Invesco Aim through the Broker executing the trade.

     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Invesco Aim periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that Invesco Aim receives from each Broker, Invesco Aim develops an estimate of each Broker's share of Invesco Aim clients' commission dollars. Invesco Aim attempts to direct trades to the firms to meet these estimates.

     Invesco Aim also uses soft dollars to acquire products from third parties that are supplied to Invesco Aim through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. Invesco Aim may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which Invesco Aim has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

     Soft Dollar Products received from Brokers supplement Invesco Aim's own research (and the research of certain of its affiliates), and may include the following types of products and services:

     - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

     - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

     - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

     - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

     - Fundamental/Industry Analysis - industry specific fundamental investment research.

     - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

     - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

     If Invesco Aim determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), Invesco Aim will allocate the costs of such service or product accordingly in its reasonable discretion. Invesco Aim will allocate brokerage commissions to Brokers only for the portion of the service or product that Invesco Aim determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

     Outside research assistance is useful to Invesco Aim since the Brokers used by Invesco Aim tend to provide more in-depth analysis of a broader universe of securities and other matters than Invesco Aim's staff follows. In addition, such services provide Invesco Aim with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by Invesco Aim's clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. Invesco Aim believes that because Broker research supplements rather than replaces Invesco Aim's research, the receipt of such research tends to improve the quality of Invesco Aim's investment advice. The advisory fee paid by the Funds is not reduced because Invesco Aim receives such services. To the extent the Funds' portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

     Invesco Aim may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients, provided that Invesco Aim believes such Brokers provide best execution and such transactions are executed in compliance with Invesco Aim's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. Invesco Aim will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

REGULAR BROKERS


     Information concerning each Fund's acquisition of securities of its regular Brokers during the last fiscal year ended August 31, 2009 is set forth in Appendix I.


ALLOCATION OF FUND TRANSACTIONS

     Invesco Aim and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, Invesco Aim will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by Invesco Aim to be fair and equitable. Invesco Aim may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

     If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.

     If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

     INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund) is grouped into one of four categories to determine the applicable initial sales charge for its Class A shares. The sales charge is used to compensate Invesco Aim Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

     Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS


AIM Asia Pacific Growth Fund
AIM Balanced-Risk Allocation Fund
AIM Basic Balanced Fund
AIM Basic Value Fund
AIM Capital Development Fund
AIM Charter Fund
AIM China Fund
AIM Conservative Allocation Fund
AIM Constellation Fund
AIM Developing Markets Fund
AIM Diversified Dividend Fund
AIM Dynamics Fund
AIM Energy Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Financial Services Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund

AIM Gold & Precious Metals Fund
AIM Growth Allocation Fund
AIM Income Allocation Fund
AIM Independence Now Fund
AIM Independence 2010 Fund
AIM Independence 2020 Fund
AIM Independence 2030 Fund
AIM Independence 2040 Fund
AIM Independence 2050 Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM Japan Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Leisure Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund
AIM Multi-Sector Fund
AIM Real Estate Fund
AIM Select Equity Fund
AIM Select Real Estate Income Fund
AIM Small Cap Equity Fund
AIM Small Cap Growth Fund
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund
AIM Summit Fund
AIM Technology Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
AIM Utilities Fund



                                                                     Dealer
                                      Investor's Sales Charge      Concession
                                    --------------------------   -------------
                                         As a          As a           As a
                                      Percentage    Percentage     Percentage
                                    of the Public   of the Net   of the Public
      Amount of Investment in          Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
---------------------------------   -------------   ----------   -------------
             Less than $   25,000       5.50%          5.82%         4.75%
$ 25,000 but less than $   50,000       5.25           5.54          4.50
$ 50,000 but less than $  100,000       4.75           4.99          4.00
$100,000 but less than $  250,000       3.75           3.90          3.00
$250,000 but less than $  500,000       3.00           3.09          2.50
$500,000 but less than $1,000,000       2.00           2.04          1.60


CATEGORY II FUNDS


AIM Core Bond Fund
AIM Core Plus Bond Fund
AIM High Income Municipal Fund
AIM High Yield Fund
AIM Income Fund
AIM International Total Return Fund
AIM Municipal Bond Fund
AIM U.S. Government Fund

                                                                     Dealer
                                      Investor's Sales Charge      Concession
                                    --------------------------   -------------
                                         As a          As a           As a
                                      Percentage    Percentage     Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
---------------------------------   -------------   ----------   -------------
             Less than $   50,000        4.75%         4.99%         4.00%
$ 50,000 but less than $  100,000        4.00          4.17          3.25
$100,000 but less than $  250,000        3.75          3.90          3.00
$250,000 but less than $  500,000        2.50          2.56          2.00
$500,000 but less than $1,000,000        2.00          2.04          1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund


                                                                     Dealer
                                      Investor's Sales Charge      Concession
                                    --------------------------   -------------
                                         As a          As a           As a
                                      Percentage    Percentage     Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
---------------------------------   -------------   ----------   -------------
             Less than $  100,000        1.00%         1.01%         0.75%
$100,000 but less than $  250,000        0.75          0.76          0.50
$250,000 but less than $1,000,000        0.50          0.50          0.40


     As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

CATEGORY IV FUNDS

AIM Floating Rate Fund
AIM LIBOR Alpha Fund
AIM Short Term Bond Fund


                                                                     Dealer
                                      Investor's Sales Charge      Concession
                                    --------------------------   -------------
                                         As a          As a           As a
                                      Percentage    Percentage     Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
---------------------------------   -------------   ----------   -------------
             Less than $  100,000        2.50%         2.56%         2.00%
$100,000 but less than $  250,000        2.00          2.04          1.50
$250,000 but less than $  500,000        1.50          1.52          1.25
$500,000 but less than $1,000,000        1.25          1.27          1.00



     LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A shares of Category I, II, III or IV Funds do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, III or IV Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I, II or IV Funds, each share will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase.



     Invesco Aim Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.



     PURCHASES OF CLASS A SHARES BY NON-RETIREMENT PLANS. Invesco Aim Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I, II or IV Funds by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to
Section 501(c)(3) of the Code:


                              PERCENT OF PURCHASES

               1% of the first $2 million
               plus 0.80% of the next $1 million
               plus 0.50% of the next $17 million
               plus 0.25% of amounts in excess of $20 million


     If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, Invesco Aim Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).



     If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I, II or IV Fund, Invesco Aim Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I, II or IV Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.



PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I, II and IV Funds, Invesco Aim Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of such Class A shares is a new investment (as defined below):


                              PERCENT OF PURCHASES

               0.50% of the first $20 million
               plus 0.25% of amounts in excess of $20 million


     This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.



     A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If Invesco Aim Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, Invesco Aim Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.



     With regard to any individual jumbo accumulation purchase, Invesco Aim Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

     PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."



DEFINITIONS



     As used herein, the terms below shall be defined as follows:



     - "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;



     -    "Spouse" is the person to whom one is legally married under state law;



     - "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;



     - "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;



     -    "Parent" is a person's biological or adoptive mother or father;



     - "Step-child" is the child of one's Spouse by a previous marriage or relationship;



     -    "Step-parent" is the Spouse of a Child's Parent; and



     - "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.



INDIVIDUALS



     - an Individual (including his or her spouse or domestic partner, and children);



     - a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and



     - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).



EMPLOYER-SPONSORED RETIREMENT PLANS



     - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:



          a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

          b.   each transmittal is accompanied by checks or wire transfers; and



          c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies Invesco Aim Distributors in writing that the separate accounts of all plan participants should be linked, and
               (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.



     HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.



LETTERS OF INTENT



     A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"); and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.



     The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:



Calculating the Initial Sales Charge



     - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).



     - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.



     - The offering price may be further reduced as described below under "Rights of Accumulation" if Invesco Aim Investment Services, the Funds' transfer agent ("Transfer Agent") is advised of all other accounts at the time of the investment.



     - Reinvestment of dividends and capital gains distributions acquired during the 13-month LOI period will not be applied to the LOI.



Calculating the Number of Shares to be Purchased



     - Purchases made and shares acquired through reinvestment of dividends and capital gains distributions prior to the LOI effective date will be applied toward the completion of the LOI based on the value of the shares calculated at the public offering price on the effective date of the LOI.



     - If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at anytime prior to the completion of the original LOI. This revision will not change the original expiration date.



     - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

Fulfilling the Intended Investment



     - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.



     - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.



     - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.



Canceling the LOI



     - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to Invesco Aim Distributors or its designee.



     - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.



Other Persons Eligible for the LOI Privilege



     The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.



LOIs and Contingent Deferred Sales Charges



     All LOIs to purchase $1,000,000 or more of Class A shares of Category I, II and IV Funds are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION



     A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, Invesco Aim Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.



     If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.



     To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.



     Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.



     If an investor's new purchase of Class A shares of a Category I, II or IV Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period.



REINSTATEMENT FOLLOWING REDEMPTION



     If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P, S and Y redemptions may be reinvested in Class A shares with no initial sales charge.



     This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.



     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.



     OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. Invesco Aim Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.



     PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. Invesco Aim Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with Invesco Aim and certain programs for purchase. It is the purchaser's responsibility to notify Invesco Aim Distributors or its designee of any qualifying relationship at the time of purchase.



     Invesco Aim Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through Invesco Aim Distributors without payment of a sales charge.



     Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:



     - Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or employee benefit plan maintained by any of the persons listed above;



     - Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;



     - Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the Funds (this includes any members of their Immediate Family);



     - Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship);



     - Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account;



     - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:



          a.   the plan has assets of at least $1 million;



          b. there are at least 100 employees eligible to participate in the plan; or



          c. all plan transactions are executed through a single omnibus account per Fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to
               Section 501(c)(3) of the Code;



     -    "Grandfathered" shareholders as follows:



          a. Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;



          b. Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of AIM Constellation Fund or AIM Charter Fund, respectively;



          c. Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Constellation Fund is effected within 30 days of the redemption or repurchase;



          d. A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;



          e. Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;



          f. Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;



          g. Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund; and



          h. Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares.



     - Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and members of their Immediate Family);


     -    Qualified Tuition Programs created and maintained in accordance with
          Section 529 of the Code;


     -    Insurance company separate accounts;



     - Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:



          a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;



          b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

          c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.



     - Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and



     - Rollovers from Invesco Aim held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an Invesco Aim IRA.



     In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:


     -    when reinvesting dividends and distributions;


     - when exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund; as more fully described in the Prospectus;



     - the purchase of shares in connection with the repayment of a retirement plan loan administered by Invesco Aim Investment Services;



     - as a result of a Fund's merger, consolidation or acquisition of the assets of another Fund;



     - the purchase of Class A shares with proceeds from the redemption of Class B, Class C or Class Y shares where the redemption and purchase are effectuated on the same business day; or



     -    when buying Class A shares of AIM Tax-Exempt Cash Fund.



     PAYMENTS TO DEALERS. Invesco Aim Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with Invesco Aim Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.



     The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), insurance company separate account, transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Distributors or one or more of its corporate affiliates (collectively, the "Invesco Aim Distributors Affiliates"). In addition to those payments, Invesco Aim Distributors Affiliates may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM Funds. Invesco Aim Distributors Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of underwriting concessions and from payments to Invesco Aim Distributors under Rule 12b-1 plans. In the case of sub-accounting payments, discussed below, Invesco Aim Distributors Affiliates will be reimbursed directly by the AIM Funds for such payments. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor, or one or more of its affiliates, may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM Funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. Invesco Aim Distributors Affiliates do not make an independent assessment of the cost of providing such services.

     A list of certain financial advisors that received one or more types of payments below during the prior calendar year is attached here as Appendix L. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial advisors not listed below. Accordingly, please contact your financial advisor to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.



     FINANCIAL SUPPORT PAYMENTS. Invesco Aim Distributors Affiliates make financial support payments as incentives to certain financial advisors to promote and sell shares of AIM Funds. The benefits Invesco Aim Distributors Affiliates receive when they make these payments include, among other things, placing AIM Funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Financial support payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM Funds in its fund sales system (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may generate certain other payments described below).



     The financial support payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of AIM Funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of the public offering price of all such shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM Funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM Funds in investor accounts. Invesco Aim Distributors Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.



     SUB-ACCOUNTING AND NETWORKING SUPPORT PAYMENTS. Invesco Aim Investment Services, an Invesco Aim Distributors Affiliate, acts as the transfer agent for the AIM Funds, registering the transfer, issuance and redemption of AIM Fund shares, and disbursing dividends and other distributions to AIM Funds shareholders. However, many AIM Fund shares are owned or held by financial advisors, as that term is defined above, for the benefit of their customers. In those cases, the AIM Funds often do not maintain an account for the shareholder. Thus, some or all of the transfer agency functions for these accounts are performed by the financial advisor. In these situations, Invesco Aim Distributors Affiliates may make payments to financial advisors that sell AIM Fund shares for certain transfer agency services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of average annual assets of such share classes or $19 per annum per shareholder account (for non-Institutional Class shares only). Invesco Aim Distributors Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Invesco Aim Distributors Affiliates may make under this category include, among others, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems.



     All fees payable by Invesco Aim Distributors Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the AIM Funds, subject to certain limitations approved by the Board of the Trust.



     OTHER CASH PAYMENTS. From time to time, Invesco Aim Distributors Affiliates, at their expense and out of their own resources, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by Invesco Aim Distributors

Affiliates may include payment of ticket charges per purchase or exchange order placed by a financial advisor, one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems, financial assistance to financial advisors that enable Invesco Aim Distributors Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA") (formerly, NASD, Inc.). Invesco Aim Distributors Affiliates make payments for entertainment events it deems appropriate, subject to Invesco Aim Distributors Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.



     Invesco Aim Distributors Affiliates are motivated to make the payments described above since they promote the sale of AIM Fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM Funds or retain shares of AIM Funds in their clients' accounts, Invesco Aim Distributors Affiliates benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the AIM Funds with respect to those assets.



     In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Distributors Affiliates or the AIM Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial advisor at the time of purchase.



Purchases of Class B Shares



     Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. Invesco Aim Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.



Purchases of Class C Shares



     Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. Invesco Aim Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund) at the time of such sales. Payments with respect to Funds other than AIM Floating Rate Fund will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. Payments with respect to AIM Floating Rate Fund will equal 0.75% of the purchase price and will consist of a sales commission of 0.50% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where Invesco Aim Distributors grants an exemption on particular transactions.



Payments with Regard to Converted Class K Shares



     For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, Invesco Aim

Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares' Rule 12b-1 plan fees; and (ii) 0.20% from Invesco Aim Distributors' own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.



Purchase and Redemption of Class P Shares



     Certain former investors in the AIM Summit Plans I and II may acquire Class P shares at net asset value. Please see AIM Summit Fund's Prospectus for details.



Purchases of Class R Shares



     Class R shares are sold at net asset value, and are not subject to an initial sales charge. If Invesco Aim Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I, II or IV Funds, Invesco Aim Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:


                         PERCENT OF CUMULATIVE PURCHASES

                         0.75% of the first $5 million
                 plus 0.50% of amounts in excess of $5 million


     With regard to any individual purchase of Class R shares, Invesco Aim Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).



Purchases of Class S Shares



     Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12-months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S Shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor's systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option. Class S shares have a 12b-1 fee of 0.15%.



Purchases of Class Y Shares



     Class Y shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Prospectus for more information.



Purchases of Investor Class Shares

     Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Invesco Aim Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately. The Investor Class is closed to new investors.



Purchases of Institutional Class Shares



     Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Institutional Class Prospectus for more information.



Exchanges



     TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.



Redemptions



     GENERAL. Shares of the AIM Funds may be redeemed directly through Invesco Aim Distributors or through any dealer who has entered into an agreement with Invesco Aim Distributors. In addition to the Funds' obligation to redeem shares, Invesco Aim Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with Invesco Aim Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by Invesco Aim Investment Services, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by Invesco Aim Distributors (other than any applicable contingent deferred sales charge and any applicable redemption fee) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.



     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange (NYSE) is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.



     SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. At the time the withdrawal plan is established, the total account value must be $5,000 or more. Under a Systematic Redemption Plan, all shares are to be held by Invesco Aim Investment Services. To provide funds for payments made under the Systematic Redemption Plan, Invesco Aim Investment Services redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

     Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.



     Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.



Contingent Deferred Sales Charges Imposed upon Redemption of Shares



     A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I, II and IV Funds, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. See the Prospectus for additional information regarding CDSCs.



     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or IV Fund, will not be subject to a CDSC upon the redemption of those shares in the following situations:



     - Redemptions of shares of Category I, II or IV Funds held more than 18 months;



     - Redemptions of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;



     - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;



     - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;



     - Redemptions following the death or post-purchase disability of (i) any registered shareholders on an account or (ii) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC; and



     - Amounts from a monthly, quarterly or annual Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more.



     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:



     - Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with Invesco Aim Investment Services on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;



     - Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC;



     - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
          Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular Fund;
          (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;



     - Amounts from a monthly or quarterly Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more;



     - Liquidation initiated by the Fund when the account value falls below the minimum required account size of $500; and



     -    Investment account(s) of Invesco Aim and its affiliates.



     CDSCs will not apply to the following redemptions of Class C shares:


     - A total or partial redemption of shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;


     - Redemption of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class C shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class C shares held by the plan; and



     - Redemptions of Class C shares of a Fund other than AIM LIBOR Alpha Fund or AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund.



     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS R SHARES. CDSCs will not apply to the following redemptions of Class R shares:



     - A total or partial redemption of Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

     - Redemptions of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.



General Information Regarding Purchases, Exchanges and Redemptions



     GOOD ORDER. Purchase, exchange and redemption orders must be received in good order in accordance with Invesco Aim Investment Services policy and procedures and U.S. regulations. Invesco Aim Investment Services reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive current price. To be in good order, an investor or financial intermediary must supply Invesco Aim Investment Services with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to Invesco Aim Investment Services in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss.



     AUTHORIZED AGENTS. Invesco Aim Investment Services and Invesco Aim Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund's authorized agent or its designee.



     SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to Invesco Aim as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. AIM Funds may waive or modify any signature guarantee requirements at any time.



     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in Invesco Aim Investment Services' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary public signatures are not an acceptable replacement for a signature guarantee. Invesco Aim Investment Services will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution" and to determine how to fulfill a signature guarantee requirement, an investor should contact the Client Services Department of Invesco Aim Investment Services.



     TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints Invesco Aim Investment Services as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by Invesco Aim Investment Services in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. Invesco Aim Investment Services and Invesco Aim Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that Invesco Aim Investment Services and Invesco Aim Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. Invesco Aim Investment Services reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.



     INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number ("PIN"). By establishing a PIN the investor acknowledges and agrees that neither Invesco Aim Investment Services nor Invesco Aim Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds. Policies for processing transactions via the Internet may differ from policies for transactions via telephone due to system settings.



     ABANDONED PROPERTY. It is the responsibility of the investor to ensure that Invesco Aim Investment Services maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to Invesco Aim Investment Services. Upon receiving returned mail, Invesco Aim Investment Services will attempt to locate the investor or rightful owner of the account. If Invesco Aim Investment Services is unable to locate the investor, then it will determine whether the investor's account has legally been abandoned. Invesco Aim Investment Services is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.



     MISCELLANEOUS FEES. In certain circumstances, the intermediary maintaining the shareholder account through which your Fund shares are held may assess various fees related to the maintenance of that account, such as:



     - an annual custodial fee on accounts where Invesco Aim Distributors acts as the prototype sponsor;



     -    expedited mailing fees in response to overnight redemption requests;
          and



     - copying and mailing charges in response to requests for duplicate statements.



Please consult with your intermediary for further details concerning any applicable fees.



INSTITUTIONAL CLASS SHARES



     Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to Invesco Aim Investment Services, Inc. at

P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to Invesco Aim Investment Services.



     Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give Invesco Aim Investment Services all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.



     A financial intermediary may submit a written request to Invesco Aim Investment Services for correction of transactions involving Fund shares. If Invesco Aim Investment Services agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.



     An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.



     Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to Invesco Aim Investment Services, an investor may change the bank account designated to receive redemption proceeds. Invesco Aim Investment Services may request additional documentation.



     Invesco Aim Investment Services may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and sub-accounts to satisfy the minimum investment requirement.



     Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with Invesco Aim Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts within such plans.



Following the closing of the reorganization of the Atlantic Whitehall Mid Cap Growth Fund into the AIM Mid Cap Core Equity Fund and the Atlantic Whitehall Growth Fund into the AIM Large Cap Growth Fund, each Atlantic Whitehall Mid Cap Growth Fund shareholder that receives Class Y shares of the AIM Mid Cap Core Equity Fund and Atlantic Whitehall Growth Fund shareholder that receives Class Y shares of the AIM Large Cap Growth Fund pursuant to the reorganization may exchange these shares for Institutional Class shares of the same fund, provided that (1) the Atlantic Whitehall Mid Cap Growth Fund and Atlantic Whitehall Growth Fund shareholder meets the eligibility requirements for investment in such Institutional Class shares and (2) the exchange is completed no later than December 15, 2009. Please consult your tax advisor to discuss the tax implications, if any, of an exchange of Class Y shares for Institutional Class shares of the same fund.


OFFERING PRICE

     The offering price per share of the Funds is $1.00. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.


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

Calculation of Net Asset Value

     The Board has established procedures designed to stabilize each Fund's net asset value per share at $1.00, to the extent reasonably possible. Such procedures include review of portfolio holdings by the trustees at such intervals as they may deem appropriate. The reviews are used to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a material deviation exists, they intend to take such corrective action as they deem necessary and appropriate. Such actions may include selling portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations. When available, market quotations are used to establish net asset value, the net asset value could possibly be more or less than $1.00 per share. The Funds intend to comply with any amendments made to Rule 2a-7 promulgated under the 1940 Act which may require corresponding changes in the Funds' procedures which are designed to stabilize each Fund's price per share at $1.00.

     Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. Although this method provides certainty of valuation, it may result in periods in which the amortized cost value of a Fund's investments is higher or lower than the price that would be received if the investments were sold.

REDEMPTIONS IN KIND

     The Funds do not intend to redeem shares representing an interest in the portfolio in kind (i.e. by distributing its portfolio securities).

BACKUP WITHHOLDING


     Accounts submitted without a correct, certified taxpayer identification ("TIN") number or, alternatively, a correctly completed and currently effective IRS Form W-8 (for nonresident aliens) or Form W-9 (for U.S. persons including resident aliens) accompanying the registration information will generally be subject to backup withholding.


     Each AIM Fund and other payers, generally must withhold 28% of reportable dividends (whether in cash or reinvested in additional fund shares), including exempt-interest capital gain dividends, in the case of any shareholder who fails to provide a Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

     An investor is subject to backup withholding if:

     1.   the investor fails to furnish a correct TIN to an AIM Fund;

     2.   the IRS notifies an AIM Fund that the investor furnished an incorrect
          TIN;

     3. the investor or an AIM Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

     4. the investor fails to certify to an AIM Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

     5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.


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

     Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds are subject to backup withholding only if (1), (2) or (5) above applies.

     Certain payees and payments are exempt from backup withholding and information reporting. Invesco Aim or Invesco Aim Investment Services will not provide Form 1099 to those payees.

     Investors should contact the IRS if they have any questions concerning withholding.

     IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.


     NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities with a valid Form W-8 are not subject to the backup withholding previously discussed. The Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption. Nonresident alien individuals and some foreign entities failing to provide a valid Form W-8 may be subject to backup withholding and Form 1099 reporting.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS


     Each Fund intends to declare daily and pay monthly any net investment income dividends and declare and pay annually any capital gains distributions; however, each Fund may declare and pay such income dividends and capital gains distributions more than once per year, if necessary in order to reduce or eliminate federal excise or income taxes on a Fund. Each Fund intends to distribute substantially all of its net investment income and capital gain net income (excess of capital gains over capital losses) by the end of each taxable year.


     All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund. Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

     For each Fund, dividends will begin accruing on the first business day after the purchase order for shares of the Fund is effective (settle date), and accrue up to and including the business day to which a redemption order is effective (settle date). Thus, if a purchase order is effective on Friday, dividends will begin accruing on Monday (unless Monday is not a business day of the Fund).

     Should the Trust incur or anticipate any unusual expense, loss or depreciation, which would adversely affect the net income per share of a class of the Funds for a particular period, the Board would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of a Fund was reduced, or was anticipated to be reduced, below $1.00, the Board might suspend further dividend payments on shares of such Fund until the net asset value returns to $1.00. Thus, such expense, loss or depreciation might result in a shareholder receiving no dividends for the period during which it held shares of a Fund and/or its receiving upon redemption a price per share lower than that which it paid.

TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement. Notwithstanding the foregoing, the Board of Trustees reserves the right not to maintain the qualification of a Fund as regulated investment company if it determines such a course of action to be beneficial to shareholders.

     Each Fund presently intends to elect under applicable Treasury regulations to treat any net capital loss and any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding taxable year in determining its taxable income for the current taxable year. Certain Funds may also elect under the same regulations to treat all or a part of any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year.

     Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and/or gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a Fund is using an improper method of allocation and has under-distributed its net investment income or capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such foreign currency gain is directly related to the regulated investment company's principal business of investing in stock or securities), or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings in order to meet this requirement.

     In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test").


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

Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of a Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which a Fund has not invested more than 5% of the value of such Fund's total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which a Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of certain publicly traded partnerships.

     For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such futures contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

     Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighting of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

     Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification Test where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.


     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain (net long-term capital gain over any net short-term capital loss)) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally would be eligible (to the extent discussed below) for the dividends received deduction in the case of corporate shareholders and would be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.


     DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time a Fund held the debt obligation unless such Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, such Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a Fund may make an election to treat such gain or loss as capital.

     Certain hedging transactions that may be engaged in by certain Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

     Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss unless certain elections have been made. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Funds.

     Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

     Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of a Fund and may be increased or decreased as compared to a Fund that did not engage in such transactions.


     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the IRS determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.


     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but a portion of such dividends may qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other noncorporate taxpayers to the extent the shareholders have held their fund shares for a minimum required period and the distributions satisfy other requirements that are discussed below.



     A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Currently, for taxable years beginning before January 1, 2011 (sunset date) the maximum long-term capital gain rates are 15% or 25%, depending on the nature of the capital gain, for noncorporate shareholders. After the sunset date, the maximum rates revert back to 20% and 25% unless the lower rates are extended or made permanent. Conversely, if a Fund elects to retain its net capital gain, such Fund will be taxed thereon (except to the extent of any available capital loss carry forward) at the highest corporate tax rate (currently 35%). If a Fund elects to retain its net capital gain, it is expected that such Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by such Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


     Subject to applicable Code limitations, each Fund will be allowed to take into account a net capital loss (excess of losses over gains from the sale of capital assets) from a prior taxable year as a short-term capital loss for the current taxable year in determining its investment company taxable income and net capital gain.

     Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends, if any, received by such Funds from domestic corporations for the taxable year. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small percentage of a Fund's income dividend will be eligible for the corporate dividends received deduction.

     Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax as a maximum rate of 15% to the extent of the amount of qualifying dividends, if any, received by such Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Dividends received by a Fund from foreign personal holding companies, and foreign investment companies are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of such Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by such Fund will be qualifying dividend income. Because the income of the Funds primarily is derived from investments earning interest rather than dividend income, the Funds are not expected to earn qualified dividend income.



     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a noncorporate shareholder may not exceed the maximum applicable capital gains rate for noncorporate tax payers. The AMT applicable to corporations may reduce the value of the dividends received deduction. However, certain small corporations are wholly exempt from the AMT.


     Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of its shares.


     Gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require a Fund to adjust its dividends to maintain its $1 share price. This procedure may result in under- or over-distributions by the Fund of its net investment income. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of the shareholder's basis, however, is taxable as a capital gain.


     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of such Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.

     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by such Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

     Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


     PREMIER TAX-EXEMPT PORTFOLIO. Premier Tax-Exempt Portfolio intends to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the Fund's total assets consists of obligations, which are exempt from federal income tax.



     Distributions from the Premier Tax-Exempt Portfolio will constitute exempt-interest dividends to the extent of the Fund's tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Premier Tax-Exempt Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below.



     Any gain or loss from the sale or other disposition of a tax-exempt security is generally treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. Distributions by the Fund of ordinary income and capital gains will be taxable to shareholders as discussed above under "Taxation of Fund Distributions."



     AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" bonds issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT. In addition, exempt-interest dividends derived from all municipal securities regardless of the date of issue, must be included in adjusted current earnings which are used in computing an additional corporate preference item includable in AMTI. Certain small corporations are wholly exempt from the AMT. Consistent with its stated investment objective, Premier Tax-Exempt Portfolio intends to limit its investments in private activity bonds subject to the AMT to no more than 20% of its total assets in any given year.


     Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income subject to federal income tax. Further, a shareholder of the Premier Tax-Exempt Portfolio is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Premier Tax-Exempt Portfolio will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.


     To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state's personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to an obligation could cause interest on the obligation, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the obligation was issued. In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.



     SALE OR REDEMPTION OF SHARES. A shareholder will determine gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Because shares of the Funds are offered and redeemed at a constant net asset value per share, a shareholder will generally recognize neither gain nor loss on a redemption of shares.


     BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".


     FOREIGN SHAREHOLDERS. Shareholders who, as to the United States, are a nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships ("foreign shareholder"), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign shareholders should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.


     Taxation of a foreign shareholder depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder (other than certain capital gain dividends and exempt-interest dividends) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution subject to certain exemptions. Exemptions from this U.S. withholding tax are provided for exempt-interest dividends, capital gain dividends paid by a Fund from its net long-term capital gains, and with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. The Funds do not intend to utilize the exemptions for interest-related dividends paid and short-term capital gain dividends paid. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

     In general, (i) a capital gain dividend designated by a Fund and paid from its net long-term capital gains, or (ii) with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by a Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

     With respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), dividends designated by a Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a

Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Fund's qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess.

     A Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.


     If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale or redemption of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.


     Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or go to www.irs.gov and search forms.


     Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e.), Fund shares as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of nonresident alien shareholders dying after December 31, 2004 and before January 1, 2010 (unless such provision is extended or made permanent), will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by such Fund at the end of the quarter immediately preceding the nonresident alien shareholder's death (or such other time as the IRS may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Through December 31, 2009, shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.


     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.


     FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld will generally be treated as an expense of each Fund. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.


     EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Registration Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES


DISTRIBUTOR



     INVESTOR CLASS


     The Trust has entered into a master distribution agreement, as amended, relating to the Funds (the "Distribution Agreement") with Invesco Aim Distributors, a registered broker-dealer and a wholly-owned subsidiary of Invesco Aim, pursuant to which Invesco Aim Distributors acts as the distributor of the Investor Class shares of the Funds. The address of Invesco Aim Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with Invesco Aim Distributors. See "Management of the Trust."

     The Distribution Agreement provides Invesco Aim Distributors with the exclusive right to distribute the Investor Class shares of the Funds on a continuous basis directly and through other broker-dealers with which Invesco Aim Distributors has entered into selected dealer agreements. Invesco Aim Distributors has not undertaken to sell any specified number of Investor Class shares of the Funds.


     The Trust or Invesco Aim Distributors may terminate the Distribution Agreement on 60 days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.



     INSTITUTIONAL CLASS



     Effective December 7, 2007, Invesco Aim Distributors, as successor to Fund Management Company ("FMC"), became the sole distributor of the Trust. The Trust has entered into an underwriting agreement relating to the Funds (the "Underwriting Agreement") with Invesco Aim Distributors, a registered broker-dealer and a wholly-owned subsidiary of Invesco Aim, pursuant to which Invesco Aim Distributors acts as the distributor of the Institutional Class shares of the Funds. The address of Invesco Aim Distributors is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Mail addressed to Invesco Aim Distributors should be sent to P.O. Box 4497, Houston, Texas 77210-4497. Certain trustees and officers of the Trust are affiliated with Invesco Aim Distributors. See "Management of the Trust."



     The Underwriting Agreement provides Invesco Aim Distributors with the right to distribute the Institutional Class shares of the Funds on a continuous basis directly and through other broker dealers. Invesco Aim Distributors has not undertaken to sell any specified number of Institutional Class shares the Funds.



     The Trust (on behalf of the Funds) or Invesco Aim Distributors may terminate the Underwriting Agreement on 60 days' written notice without penalty. The Underwriting Agreement will terminate automatically in the event of its assignment.



     Invesco Aim Distributors may from time to time at its expense pay a fee to broker-dealers, banks or other financial institutions for operations and/or marketing support, including support for distribution programs or platforms. Such fees will not impose additional expenses on a class, nor will they change the price paid by investors for the purchase of the applicable classes' shares or the amount that any particular class will receive as proceeds from such sales.


                              FINANCIAL STATEMENTS


     Each Fund's Financial Statements for the period ended August 31, 2009, including the Financial Highlights pertaining thereto and the report of the independent registered public accounting firm pertaining thereto, are incorporated by reference into this Statement of Additional Information ("SAI") from such Fund's Annual Report to shareholders contained in the Trust's Form N-CSR filed on November 6, 2009.


     The portions of such Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not a part of this Registration.

                               PENDING LITIGATION


     Settled Enforcement Actions Related to Market Timing



     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), Invesco Aim and Invesco Aim Distributors reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, Invesco Aim and Invesco Aim Distributors created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by Invesco Aim, which was done pursuant to the terms of the settlements. The methodology of the fair funds distributions was determined by Invesco Aim's independent distribution consultant ("IDC Plan"), in consultation with Invesco Aim and the independent trustees of the AIM Funds, and approved by the staff of the SEC. Further details regarding the IDC Plan and distributions thereunder are available under the "About Us - SEC Settlement" section of Invesco Aim's website, available at http://www.invescoaim.com. Invesco Aim's website is not a part of this Statement of Additional Information or the prospectus of any AIM Fund.



     Regulatory Action Alleging Market Timing



     On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and Invesco Aim Distributors (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and Invesco Aim Distributors entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and Invesco Aim Distributors violated the West Virginia securities laws. The WVASC orders Invesco Aim and Invesco Aim Distributors to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.



     Private Civil Actions Alleging Market Timing



     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, Invesco

Aim, Invesco Aim Management and certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing, and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties. The parties in the amended complaints have agreed in principle to settle the actions. A list identifying such lawsuits that have been served on IFG, Invesco Aim, the AIM Funds or related entities, or for which service of process has been waived, is set forth in Appendix K-1.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

     The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch.

                         MOODY'S LONG-TERM DEBT RATINGS

     AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     BAA: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B: Obligations rated B are considered speculative and are subject to high credit risk.

     CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Not Prime

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

     Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

     Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

     AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Note: Also, Moody's applied numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

     MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

          STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

     Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     S&P describes its ratings for corporate and municipal bonds as follows:

     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

     BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     NR: Not Rated.

                                S&P DUAL RATINGS

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the not rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     These categories are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

     An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

     Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

     Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term "AAA" - "BBB" categories; Short-term "F1" - "F3") indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term "BB"
- "D"; Short-term "B" - "D") either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on "AAA" rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for "BBB" rated bonds was 0.35%, and for "B" rated bonds, 3.0%.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

     The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

     Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

     PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

     NR: Indicates that Fitch does not rate the specific issue.

     WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

     RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

     BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

     B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

     CC: Default of some kind appears probable.

     C: Bonds are in imminent default in payment of interest or principal.

     DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1-: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+;"

     F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

     F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B


                      PERSONS TO WHOM INVESCO AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
                            (AS OF NOVEMBER 30, 2009)



                          SERVICE PROVIDER                                                DISCLOSURE CATEGORY
--------------------------------------------------------------------   ---------------------------------------------------------
ABN AMRO Financial Services, Inc.                                      Broker (for certain AIM Funds)
Absolute Color                                                         Financial Printer
Anglemyer & Co.                                                        Analyst (for certain AIM Funds)
Ballard Spahr Andrews & Ingersoll, LLP                                 Legal Counsel
BB&T Capital Markets                                                   Broker (for certain AIM Funds)
Bear Stearns Pricing Direct, Inc.                                      Pricing Vendor (for certain AIM Funds)
BOSC, Inc.                                                             Broker (for certain AIM Funds)
BOWNE & Co.                                                            Financial Printer
Brown Brothers Harriman & Co.                                          Securities Lender (for certain AIM Funds)
Cabrera Capital Markets                                                Broker (for certain AIM Funds)
Charles River Systems, Inc.                                            System Provider
Chas. P. Young Co.                                                     Financial Printer
Citigroup Global Markets, Inc.                                         Broker (for certain AIM Funds)
Commerce Capital Markets                                               Broker (for certain AIM Funds)
Crews & Associates                                                     Broker (for certain AIM Funds)
D.A. Davidson & Co.                                                    Broker (for certain AIM Funds)
Dechert LLP                                                            Legal Counsel
DEPFA First Albany                                                     Broker (for certain AIM Funds)
Empirical Research Partners                                            Analyst (for certain AIM Funds)
Finacorp Securities                                                    Broker (for certain AIM Funds)
First Miami Securities                                                 Broker (for certain AIM Funds)
First Southwest Co.                                                    Broker (for certain AIM Funds)
First Tryon Securities                                                 Broker (for certain AIM Funds)
FT Interactive Data Corporation                                        Pricing Vendor
First Southwest Co.                                                    Broker (for certain AIM Funds)
GainsKeeper                                                            Software Provider (for certain AIM Funds)
GCom2 Solutions                                                        Software Provider (for certain AIM Funds)
George K. Baum & Company                                               Broker (for certain AIM Funds)
Glass, Lewis & Co.                                                     System Provider (for certain AIM Funds)
Global Trend Alert                                                     Analyst (for certain AIM Funds)
Greater Houston Publishers, Inc.                                       Financial Printer
Hattier, Sanford & Reynoir                                             Broker (for certain AIM Funds)
Hutchinson, Shockey, Erley & Co.                                       Broker (for certain AIM Funds)
ICRA Online Ltd.                                                       Rating & Ranking Agency (for certain AIM Funds)
iMoneyNet, Inc.                                                        Rating & Ranking Agency (for certain AIM Funds)
Initram Data, Inc.                                                     Pricing Vendor
Institutional Shareholder Services, Inc.                               Proxy Voting Service (for certain AIM Funds)
Invesco Aim Investment Services, Inc.                                  Transfer Agent
Invesco Senior Secured Management, Inc.                                System Provider (for certain AIM Funds)
Investortools, Inc.                                                    Broker (for certain AIM Funds)
ITG, Inc.                                                              Pricing Vendor (for certain AIM Funds)
J.P. Morgan Securities, Inc.                                           Analyst (for certain AIM Funds)
J.P. Morgan Securities Inc.\Citigroup Global Markets Inc.\JPMorgan
Chase Bank, N.A.                                                       Lender (for certain AIM Funds)

                          SERVICE PROVIDER                                                DISCLOSURE CATEGORY
--------------------------------------------------------------------   ---------------------------------------------------------
Janney Montgomery Scott LLC                                            Broker (for certain AIM Funds)
John Hancock Investment Management Services, LLC                       Sub-advisor (for certain sub-advised accounts)
Jorden Burt LLP                                                        Special Insurance Counsel
KeyBanc Capital Markets, Inc.                                          Broker (for certain AIM Funds)
Kramer Levin Naftalis & Frankel LLP                                    Legal Counsel
Lipper, Inc.                                                           Rating & Ranking Agency (for certain AIM Funds)
Loan Pricing Corporation                                               Pricing Service (for certain AIM Funds)
Loop Capital Markets                                                   Broker (for certain AIM Funds)
M.R. Beal                                                              Broker (for certain AIM Funds)
MarkIt Group Limited                                                   Pricing Vendor (for certain AIM Funds)
Merrill Communications LLC                                             Financial Printer
Mesirow Financial, Inc.                                                Broker (for certain AIM Funds)
Middle Office Solutions                                                Software Provider
Moody's Investors Service                                              Rating & Ranking Agency (for certain AIM Funds)
Morgan Keegan & Company, Inc.                                          Broker (for certain AIM Funds)
Morrison Foerster LLP                                                  Legal Counsel
MS Securities Services, Inc. and Morgan Stanley & Co. Incorporated     Securities Lender (for certain AIM Funds)
Muzea Insider Consulting Services, LLC                                 Analyst (for certain AIM Funds)
Ness USA Inc.                                                          System provider
Noah Financial, LLC                                                    Analyst (for certain AIM Funds)
Omgeo LLC                                                              Trading System
Piper Jaffray                                                          Analyst (for certain AIM Funds)
Prager, Sealy & Co.                                                    Broker (for certain AIM Funds)
PricewaterhouseCoopers LLP                                             Independent Registered Public Accounting Firm
                                                                       (for all AIM Funds)
Protective Securities                                                  Broker (for certain AIM Funds)
Ramirez & Co., Inc.                                                    Broker (for certain AIM Funds)
Raymond James & Associates, Inc.                                       Broker (for certain AIM Funds)
RBC Capital Markets                                                    Analyst (for certain AIM Funds)
RBC Dain Rauscher Incorporated                                         Broker (for certain AIM Funds)
Reuters America LLC                                                    Pricing Service (for certain AIM Funds)
Rice Financial Products                                                Broker (for certain AIM Funds)
Robert W. Baird & Co. Incorporated                                     Broker (for certain AIM Funds)
RR Donnelley Financial                                                 Financial Printer
Ryan Beck & Co.                                                        Broker (for certain AIM Funds)
SAMCO Capital Markets, Inc.                                            Broker (for certain AIM Funds)
Seattle-Northwest Securities Corporation                               Broker (for certain AIM Funds)
Siebert Brandford Shank & Co., L.L.C.                                  Broker (for certain AIM Funds)
Simon Printing Company                                                 Financial Printer
Southwest Precision Printers, Inc.                                     Financial Printer
Standard and Poor's/Standard and Poor's Securities Evaluations, Inc.   Pricing Service and Rating and Ranking Agency (each,
                                                                       respectively, for certain AIM Funds)
StarCompliance, Inc.                                                   System Provider
State Street Bank and Trust Company                                    Custodian, Lender, Securities Lender, and System Provider
                                                                       (each, respectively, for certain AIM Funds)
Sterne, Agee & Leach, Inc.                                             Broker (for certain AIM Funds)
Stifel, Nicolaus & Company, Incorporated                               Broker (for certain AIM Funds)
Stradley Ronon Stevens & Young, LLP                                    Legal Counsel
The Bank of New York                                                   Custodian and Securities Lender (each, respectively,
                                                                       for certain AIM Funds)
The MacGregor Group, Inc.                                              Software Provider

                          SERVICE PROVIDER                                                DISCLOSURE CATEGORY
--------------------------------------------------------------------   ---------------------------------------------------------
The Savader Group LLC                                                  Broker (for certain AIM Funds)
Thomson Information Services Incorporated                              Software Provider
UBS Financial Services, Inc.                                           Broker (for certain AIM Funds)
VCI Group Inc.                                                         Financial Printer
Wachovia National Bank, N.A.                                           Broker (for certain AIM Funds)
Western Lithograph                                                     Financial Printer
Wiley Bros. Aintree Capital  L.L.C.                                    Broker (for certain AIM Funds)
William Blair & Co.                                                    Broker (for certain AIM Funds)
XSP, LLC\Solutions Plus, Inc.                                          Software Provider

                                   APPENDIX C
                              TRUSTEES AND OFFICERS


                             As of NOVEMBER 30, 2009



The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



                                                                                                            OTHER
                                  TRUSTEE                                                              TRUSTEESHIP(S)/
                                   AND/OR                                                              DIRECTORSHIP(S)
     NAME, YEAR OF BIRTH AND      OFFICER                                                                  HELD BY
 POSITION(S) HELD WITH THE TRUST   SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           TRUSTEE/DIRECTOR
--------------------------------  -------  -----------------------------------------------------  ------------------------
INTERESTED PERSONS
Martin L. Flanagan(1) - 1960        2007   Executive Director, Chief Executive Officer and        None
Trustee                                    President, Invesco Ltd. (ultimate parent of Invesco
                                           Aim and a global investment management firm);
                                           Chairman, Invesco Aim Advisors, Inc. (registered
                                           investment advisor); Trustee, The AIM Family of
                                           Funds--Registered Trademark--; Board of Governors,
                                           Investment Company Institute; and Member of
                                           Executive Board, SMU Cox School of Business

                                           Formerly: Director, Chairman, Chief Executive
                                           Officer and President, IVZ Inc. (holding company),
                                           INVESCO Group Services, Inc. (service provider) and
                                           Invesco North American Holdings, Inc. (holding
                                           company);  Director, Chief Executive Officer and
                                           President, Invesco Holding Company Limited (parent
                                           of Invesco Aim and a global investment management
                                           firm); Director, Invesco Ltd.; Chairman and Vice
                                           Chairman, Investment Company Institute

Philip A. Taylor(2) - 1954          2006   Head of North American Retail and Senior Managing      None
Trustee and Executive Vice                 Director, Invesco Ltd.; Director, Chief Executive
President                                  Officer and President, Invesco Aim Advisors, Inc.,
                                           and 1371 Preferred Inc. (holding company); Director,
                                           Chairman, Chief Executive Officer and President,
                                           Invesco Aim Management Group, Inc. (financial
                                           services holding company) and Invesco Aim Capital
                                           Management, Inc. (registered investment advisor);
                                           Director and President, INVESCO Funds Group, Inc.
                                           (registered investment advisor and registered
                                           transfer agent) and AIM GP Canada Inc. (general
                                           partner for


----------
(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                                                                                            OTHER
                                  TRUSTEE                                                              TRUSTEESHIP(S)/
                                   AND/OR                                                              DIRECTORSHIP(S)
     NAME, YEAR OF BIRTH AND      OFFICER                                                                  HELD BY
 POSITION(S) HELD WITH THE TRUST   SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           TRUSTEE/DIRECTOR
--------------------------------  -------  -----------------------------------------------------  ------------------------
                                           limited partnerships) Director, Invesco Aim
                                           Distributors, Inc. (registered broker dealer);
                                           Director and Chairman, Invesco Aim Investment
                                           Services, Inc. (registered transfer agent) and
                                           INVESCO Distributors, Inc. (registered broker
                                           dealer); Director, President and Chairman, INVESCO
                                           Inc. (holding company) and Invesco Canada Holdings
                                           Inc. (holding company); Chief Executive Officer, AIM
                                           Trimark Corporate Class Inc. (corporate mutual fund
                                           company) and AIM Trimark Canada Fund Inc. (corporate
                                           mutual fund company); Director and Chief Executive
                                           Officer, Invesco Trimark Ltd./Invesco Trimark Ltee
                                           (registered investment advisor and registered
                                           transfer agent) and Invesco Trimark Dealer Inc.
                                           ((registered broker dealer); Trustee, President and
                                           Principal Executive Officer, The AIM Family of
                                           Funds--Registered Trademark-- (other than AIM
                                           Treasurer's Series Trust and Short-Term Investments
                                           Trust); Trustee and Executive Vice President, The AIM
                                           Family of Funds--Registered Trademark-- (AIM
                                           Treasurer's Series Trust and Short-Term Investments
                                           Trust only); and Manager, Invesco PowerShares Capital
                                           Management LLC

                                           Formerly: President, Invesco Trimark Dealer Inc. and
                                           Invesco Trimark Ltd./Invesco Trimark Ltee; Director
                                           and President, AIM Trimark Corporate Class Inc. and
                                           AIM Trimark Canada Fund Inc.; Senior Managing
                                           Director, Invesco Holding Company Limited; Trustee
                                           and Executive Vice President, Tax-Free Investments
                                           Trust; Director and Chairman, Fund Management Company
                                           (former registered broker dealer); President and
                                           Principal Executive Officer, The AIM Family of
                                           Funds--Registered Trademark-- (AIM Treasurer's Series
                                           Trust, Short-Term Investments Trust and Tax-Free
                                           Investments Trust only); President, AIM Trimark
                                           Global Fund Inc. and AIM Trimark Canada Fund Inc.

INDEPENDENT TRUSTEES

Bruce L. Crockett - 1944            2003   Chairman, Crockett Technology Associates (technology   ACE Limited (insurance
Trustee and Chair                          consulting company)                                    company); Captaris, Inc.
                                                                                                  (unified messaging
                                                                                                  provider); and
                                                                                                  Investment Company
                                                                                                  Institute

Bob R. Baker - 1936                 1983   Retired                                                None
Trustee

Frank S. Bayley - 1939              2003   Retired                                                None
Trustee
                                           Formerly:  Director, Badgley Funds, Inc. (registered
                                           investment company) (2 portfolios)

                                                                                                            OTHER
                                  TRUSTEE                                                              TRUSTEESHIP(S)/
                                   AND/OR                                                              DIRECTORSHIP(S)
     NAME, YEAR OF BIRTH AND      OFFICER                                                                  HELD BY
 POSITION(S) HELD WITH THE TRUST   SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           TRUSTEE/DIRECTOR
--------------------------------  -------  -----------------------------------------------------  ------------------------
James T. Bunch - 1942               2000   Founder, Green, Manning & Bunch Ltd. (investment       Board of Governors,
Trustee                                    banking firm)                                          Western Golf
                                                                                                  Association/Evans
                                                                                                  Scholars Foundation and
                                                                                                  Executive Committee,
                                                                                                  United States Golf
                                                                                                  Association

Albert R. Dowden - 1941             2003   Director of a number of public and private business    Board of Nature's
Trustee                                    corporations, including the Boss Group, Ltd. (private  Sunshine Products, Inc.
                                           investment and management); Reich & Tang Funds
                                           (registered investment company); Homeowners of
                                           America Holding Corporation/Homeowners of America
                                           Insurance Company (property casualty company)

                                           Formerly: Director, Continental Energy Services, LLC
                                           (oil and gas pipeline service); Director, CompuDyne
                                           Corporation (provider of product and services to the
                                           public security market) and Annuity and Life Re
                                           (Holdings), Ltd. (reinsurance company); Director,
                                           President and Chief Executive Officer, Volvo Group
                                           North America, Inc.; Senior Vice President, AB Volvo;
                                           Director of various public and private corporations

Jack M. Fields - 1952               2003   Chief Executive Officer, Twenty First Century Group,   Administaff
Trustee                                    Inc. (government affairs company); and Owner and
                                           Chief Executive Officer, Dos Angelos Ranch, L.P.
                                           (cattle, hunting, corporate entertainment),
                                           Discovery Global Education Fund (non-profit) and
                                           Cross Timbers Quail Research Ranch (non-profit)
                                           Formerly:  Chief Executive Officer, Texana Timber LP
                                           (sustainable forestry company)

Carl Frischling - 1937              2003   Partner, law firm of Kramer Levin Naftalis and         Director, Reich & Tang
Trustee                                    Frankel LLP                                            Funds (16 portfolios)

Prema Mathai-Davis - 1950           2003   Retired                                                None
Trustee

Lewis F. Pennock - 1942             2003   Partner, law firm of Pennock & Cooper                  None
Trustee

Larry Soll - 1942                   1997   Retired                                                None
Trustee

Raymond Stickel, Jr. - 1944         2005   Retired                                                None
Trustee
                                           Formerly:  Director, Mainstay VP Series Funds, Inc.
                                           (25 portfolios)

                                                                                                            OTHER
                                  TRUSTEE                                                              TRUSTEESHIP(S)/
                                   AND/OR                                                              DIRECTORSHIP(S)
     NAME, YEAR OF BIRTH AND      OFFICER                                                                  HELD BY
 POSITION(S) HELD WITH THE TRUST   SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           TRUSTEE/DIRECTOR
--------------------------------  -------  -----------------------------------------------------  ------------------------
OTHER OFFICERS

Karen Dunn Kelley - 1960            2003   Head of Invesco's World Wide Fixed Income and Cash     N/A
President and Principal                    Management Group; Vice President, Invesco
Executive Officer                          Institutional (N.A.), Inc. (registered investment
                                           advisor); Director of Cash Management and Senior
                                           Vice President, Invesco Aim Advisors, Inc. and
                                           Invesco Aim Capital Management, Inc.; Executive Vice
                                           President, Invesco Aim Distributors, Inc.; Senior
                                           Vice President, Invesco Aim Management Group, Inc.;
                                           and Director, Invesco Mortgage Capital Inc.;
                                           President and Principal Executive Officer, The AIM
                                           Family of Funds--Registered Trademark-- (AIM
                                           Treasurer's Series Trust and Short-Term Investments
                                           Trust only); and Vice President, The AIM Family of
                                           Funds--Registered Trademark-- (other than AIM
                                           Treasurer's Series Trust and Short-Term Investments
                                           Trust)

                                           Formerly:  President and Principal Executive
                                           Officer, Tax-Free Investments Trust; Director and
                                           President, Fund Management Company; Chief Cash
                                           Management Officer and Managing Director, Invesco
                                           Aim Capital Management, Inc.; and Vice President,
                                           Invesco Aim Advisors, Inc. and The AIM Family of
                                           Funds--Registered Trademark-- (AIM Treasurer's
                                           Series Trust, Short-Term Investments Trust and
                                           Tax-Free Investments Trust only)

Russell C. Burk - 1958              2005   Senior Vice President and Senior Officer, The AIM      N/A
Senior Vice President and Senior           Family of Funds--Registered Trademark--
Officer                                    Formerly:  Director of Compliance and Assistant
                                           General Counsel, ICON Advisers, Inc.; Financial
                                           Consultant, Merrill Lynch; and General Counsel and
                                           Director of Compliance, ALPS Mutual Funds, Inc.

                                                                                                            OTHER
                                  TRUSTEE                                                              TRUSTEESHIP(S)/
                                   AND/OR                                                              DIRECTORSHIP(S)
     NAME, YEAR OF BIRTH AND      OFFICER                                                                  HELD BY
 POSITION(S) HELD WITH THE TRUST   SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           TRUSTEE/DIRECTOR
--------------------------------  -------  -----------------------------------------------------  ------------------------
John M. Zerr - 1962                 2006   Director, Senior Vice President, Secretary and         N/A
Senior Vice President, Chief               General Counsel, Invesco Aim Management Group, Inc.,
Legal Officer and Secretary                Invesco Aim Advisors, Inc. and Invesco Aim Capital
                                           Management, Inc.; Director, Senior Vice President
                                           and Secretary, Invesco Aim Distributors, Inc.;
                                           Director, Vice President and Secretary, Invesco Aim
                                           Investment Services, Inc. and INVESCO Distributors,
                                           Inc.; Director and Vice President, INVESCO Funds
                                           Group, Inc.; Senior Vice President, Chief Legal
                                           Officer and Secretary, The AIM Family of
                                           Funds--Registered Trademark--; and Manager, Invesco
                                           PowerShares Capital Management LLC

                                           Formerly:  Director, Vice President and Secretary,
                                           Fund Management Company; Vice President, Invesco Aim
                                           Capital Management, Inc.; Chief Operating Officer
                                           and General Counsel, Liberty Ridge Capital, Inc. (an
                                           investment adviser); Vice President and Secretary,
                                           PBHG Funds (an investment company) and PBHG
                                           Insurance Series Fund (an investment company); Chief
                                           Operating Officer, General Counsel and Secretary,
                                           Old Mutual Investment Partners (a broker-dealer);
                                           General Counsel and Secretary, Old Mutual Fund
                                           Services (an administrator) and Old Mutual
                                           Shareholder Services (a shareholder servicing
                                           center); Executive Vice President, General Counsel
                                           and Secretary, Old Mutual Capital, Inc. (an
                                           investment adviser); and Vice President and
                                           Secretary, Old Mutual Advisors Funds (an investment
                                           company)

Lisa O. Brinkley - 1959             2004   Global Compliance Director, Invesco Ltd.; Chief        N/A
Vice President                             Compliance Officer, Invesco Aim Distributors, Inc.
                                           and Invesco Aim Investment Services, Inc.; and Vice
                                           President, The AIM Family of Funds--Registered
                                           Trademark--

                                           Formerly:  Senior Vice President, Invesco Aim
                                           Management Group, Inc.; Senior Vice President and
                                           Chief Compliance Officer, Invesco Aim Advisors, Inc.
                                           and The AIM Family of Funds--Registered Trademark--;
                                           Vice President and Chief Compliance Officer, Invesco
                                           Aim Capital Management, Inc. and Invesco Aim
                                           Distributors, Inc.; Vice President, Invesco Aim
                                           Investment Services, Inc. and Fund Management Company

                                                                                                            OTHER
                                  TRUSTEE                                                              TRUSTEESHIP(S)/
                                   AND/OR                                                              DIRECTORSHIP(S)
     NAME, YEAR OF BIRTH AND      OFFICER                                                                  HELD BY
 POSITION(S) HELD WITH THE TRUST   SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           TRUSTEE/DIRECTOR
--------------------------------  -------  -----------------------------------------------------  ------------------------
Kevin M. Carome - 1956              2003   General Counsel, Secretary and Senior Managing         N/A
Vice President                             Director, Invesco Ltd.; Director, Invesco Holding
                                           Company Limited and INVESCO Funds Group, Inc.;
                                           Director and Executive Vice President, IVZ, Inc.,
                                           Invesco Group Services, Inc., Invesco North American
                                           Holdings, Inc. and  Investments (Bermuda) Ltd.; and
                                           Vice President, The AIM Family of Funds--Registered
                                           Trademark--

                                           Formerly:  Senior Managing Director and Secretary,
                                           Invesco North American Holdings, Inc.; Vice
                                           President and Secretary, IVZ, Inc. and Invesco Group
                                           Services, Inc.; Senior Managing Director and
                                           Secretary, Invesco Holding Company Limited;
                                           Director, Senior Vice President, Secretary and
                                           General Counsel, Invesco Aim Management Group, Inc.
                                           and Invesco Aim Advisors, Inc.; Senior Vice
                                           President, Invesco Aim Distributors, Inc.; Director,
                                           General Counsel and Vice President, Fund Management
                                           Company; Vice President, Invesco Aim Capital
                                           Management, Inc. and Invesco Aim Investment
                                           Services, Inc.; Senior Vice President, Chief Legal
                                           Officer and Secretary, The AIM Family of
                                           Funds--Registered Trademark--; Director and Vice
                                           President, INVESCO Distributors, Inc.; and Chief
                                           Executive Officer and President, INVESCO Funds
                                           Group, Inc.

Sheri  Morris - 1964                2003   Vice President, Treasurer and Principal Financial      N/A
Vice President, Treasurer and              Officer, The AIM Family of Funds--Registered
Principal Financial Officer                Trademark--; Vice President , Invesco Aim Advisors,
                                           Inc., Invesco Aim Capital Management, Inc. and
                                           Invesco Aim Private Asset Management Inc.

                                           Formerly:  Assistant Vice President and Assistant
                                           Treasurer, The AIM Family of Funds--Registered
                                           Trademark-- and Assistant Vice President, Invesco
                                           Aim Advisors, Inc., Invesco Aim Capital Management,
                                           Inc. and Invesco Aim Private Asset Management, Inc.

Lance A. Rejsek - 1967              2005   Anti-Money Laundering Compliance Officer, Invesco      N/A
Anti-Money Laundering Compliance           Aim Advisors, Inc., Invesco Aim Capital Management,
Officer                                    Inc., Invesco Aim Distributors, Inc., Invesco Aim
                                           Investment Services, Inc., Invesco Aim Private Asset
                                           Management, Inc. and The AIM Family of
                                           Funds--Registered Trademark--

                                           Formerly:  Anti-Money Laundering Compliance Officer,
                                           Fund Management Company

                                                                                                            OTHER
                                  TRUSTEE                                                              TRUSTEESHIP(S)/
                                   AND/OR                                                              DIRECTORSHIP(S)
     NAME, YEAR OF BIRTH AND      OFFICER                                                                  HELD BY
 POSITION(S) HELD WITH THE TRUST   SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           TRUSTEE/DIRECTOR
--------------------------------  -------  -----------------------------------------------------  ------------------------
Todd L. Spillane - 1958             2006   Senior Vice President, Invesco Aim Management Group,   N/A
Chief Compliance Officer                   Inc.; Senior Vice President and Chief Compliance
                                           Officer, Invesco Aim Advisors, Inc. and Invesco Aim
                                           Capital Management, Inc.; Chief Compliance Officer,
                                           The AIM Family of Funds--Registered Trademark--,
                                           Invesco Global Asset Management (N.A.), Inc.
                                           (registered investment advisor), Invesco
                                           Institutional (N.A.), Inc. (registered investment
                                           advisor), INVESCO Private Capital Investments, Inc.
                                           (holding company), Invesco Private Capital, Inc.
                                           (registered investment advisor) and Invesco Senior
                                           Secured Management, Inc. (registered investment
                                           advisor); and Vice President, Invesco Aim
                                           Distributors, Inc. and Invesco Aim Investment
                                           Services, Inc.

                                           Formerly:  Vice President, Invesco Aim Capital
                                           Management, Inc. and Fund Management Company

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2008



                                                             Aggregate Dollar Range of
                                                              Equity Securities in All
                                                               Registered Investment
                                                               Companies Overseen by
                       Dollar Range of Equity Securities   Trustee in The AIM Family of
   Name of Trustee                  Per Fund               Funds--Registered Trademark--
--------------------   ---------------------------------   -----------------------------
Martin L. Flanagan                    -0-                              -0-
Philip A. Taylor                      -0-                              -0-
Bob R. Baker                          -0-                         Over $100,000
Frank S. Bayley                       -0-                         Over $100,000
James T. Bunch                    $1 - $10,000                   Over $100,000(3)
Bruce L. Crockett                     -0-                        Over $100,000(3)
Albert R. Dowden                      -0-                         Over $100,000
Jack M. Fields                        -0-                        Over $100,000(3)
Carl Frischling                       -0-                        Over $100,000(3)
Prema Mathai-Davis                    -0-                        Over $100,000(3)
Lewis F. Pennock                      -0-                         Over $100,000
Larry Soll                       Over $100,000                   Over $100,000(3)
Raymond Stickel, Jr.                  -0-                             - 0 -


----------
(3) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                          AIM TREASURER'S SERIES TRUST



                                   APPENDIX D


                           TRUSTEES COMPENSATION TABLE



 Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco Aim during the year ended December 31, 2008.



                                       RETIREMENT        ESTIMATED
                        AGGREGATE       BENEFITS      ANNUAL BENEFITS        TOTAL
                      COMPENSATION      ACCRUED            UPON          COMPENSATION
                        FROM THE         BY ALL          RETIREMENT      FROM ALL AIM
      TRUSTEE           TRUST (1)    AIM FUNDS (2)   FOR AIM FUNDS (3)      FUNDS(4)
-------------------   ------------   -------------   -----------------   ------------
Bob R. Baker              9,494         238,704           170,766           238,575
Frank S. Bayley          10,079         168,162           139,500           255,150
James T. Bunch            8,703         163,280           139,500           214,750
Bruce L. Crockett        18,609          90,641           139,500           463,050
Albert R. Dowden         10,175         111,458           139,500           251,900
Jack M. Fields            8,703         122,832           139,500           214,750
Carl Frischling (5)      10,093         101,872           139,500           252,650
Prema Mathai-Davis        9,398         119,858           139,500           232,075
Lewis F. Pennock          8,463          92,166           139,500           208,250
Larry Soll                9,398         218,468           161,105           238,575
Raymond Stickel, Jr      10,966          68,859           139,500           270,200



(1) Amounts shown are based on the fiscal year ended August 31, 2009. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended August 31, 2009, including earnings, was $16,595.



(2) During the fiscal year ended August 31, 2009, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $81,835.



(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustees' retirement and assumes each trustee serves until his or her normal retirement date.



(4) All trustees currently serve as trustee of 12 registered investment companies advised by AIM.



(5) During the fiscal year ended August 31, 2009, the Trust paid no legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX E


                     PROXY POLICY APPLIES TO THE FOLLOWING:
                           INVESCO AIM ADVISORS, INC.



INVESCO AIM PROXY VOTING GUIDELINES
(Effective as of March 31, 2008)



The following Invesco Aim Proxy Voting Guidelines are applicable to all funds and other accounts managed by Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc and Invesco Aim Private Asset Management, Inc. (collectively, "Invesco Aim").(1)



INTRODUCTION



OUR BELIEF



The AIM Funds Boards of Trustees and Invesco Aim's investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco Aim may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco Aim believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.



In determining how to vote proxy issues, Invesco Aim considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders' and other account holders' interests. Our voting decisions are intended to enhance each company's total shareholder value over Invesco Aim's typical investment horizon.



Proxy voting is an integral part of Invesco Aim's investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco Aim's proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco Aim exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients' economic interests, or to favor a particular client or business relationship to the detriment of others.



PROXY ADMINISTRATION



The Invesco Aim Proxy Committee (the "Proxy Committee") consists of members representing Invesco Aim's Investments, Legal and Compliance departments. Invesco Aim's Proxy Voting Guidelines (the "Guidelines") are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.



The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco Aim uses information gathered from our own research, company managements, Invesco Aim's portfolio managers and outside shareholder groups to reach our voting decisions.



Generally speaking, Invesco Aim's investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams' ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco Aim gives proper consideration to the recommendations of a company's Board of Directors.



IMPORTANT PRINCIPLES UNDERLYING THE INVESCO AIM PROXY VOTING GUIDELINES



I.   ACCOUNTABILITY



Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco Aim endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board's accountability to its shareholders. Consequently, Invesco Aim votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board or over management.



The following are specific voting issues that illustrate how Invesco Aim applies this principle of accountability.



     - Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco Aim votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco Aim's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.



          Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco Aim's investment thesis on a company.



     - Director performance. Invesco Aim withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco Aim may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, Invesco Aim may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.



     - Auditors and Audit Committee members. Invesco Aim believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, Invesco Aim considers the past performance of the Committee and holds its members accountable for the quality of the company's financial statements and reports.



     - Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco Aim supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.



     - Classified boards. Invesco Aim supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

     - Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco Aim votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.



     - Responsiveness. Invesco Aim withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.



     - Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco Aim supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.



     - Shareholder access. On business matters with potential financial consequences, Invesco Aim votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.



II. INCENTIVES



Invesco Aim believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco Aim supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account's investment.



Following are specific voting issues that illustrate how Invesco Aim evaluates incentive plans.



     - Executive compensation. Invesco Aim evaluates compensation plans for executives within the context of the company's performance under the executives' tenure. Invesco Aim believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, Invesco Aim generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, Invesco Aim supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.



     - Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco Aim compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan's estimated cost relative to its peer group, Invesco Aim votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to automatically replenish shares without shareholder approval.



     - Employee stock-purchase plans. Invesco Aim supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

     - Severance agreements. Invesco Aim generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.



III. CAPITALIZATION



Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco Aim analyzes the company's stated reasons for the request. Except where the request could adversely affect the fund's ownership stake or voting rights, AIM generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco Aim's investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.



IV. MERGERS, ACQUISITIONS AND OTHER CORPORATE ACTIONS



Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco Aim analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.



V. ANTI-TAKEOVER MEASURES



Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco Aim votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco Aim generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco Aim supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.



VI. SHAREHOLDER PROPOSALS ON CORPORATE GOVERNANCE



Invesco Aim generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate-governance standards indicate that such additional protections are warranted.



VII. SHAREHOLDER PROPOSALS ON SOCIAL RESPONSIBILITY



The potential costs and economic benefits of shareholder proposals seeking to amend a company's practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco Aim's typical investment horizon. Therefore, Invesco Aim abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.



VIII. ROUTINE BUSINESS MATTERS



Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board's discretion on these items. However, Invesco Aim votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco Aim votes against proposals to conduct other unidentified business at shareholder meetings.



SUMMARY



These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco Aim's decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company's stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco Aim may vote the shares held on a fund-by-fund or account-by-account basis.



EXCEPTIONS



In certain circumstances, Invesco Aim may refrain from voting where the economic cost of voting a company's proxy exceeds any anticipated benefits of that proxy proposal.



SHARE-LENDING PROGRAMS



One reason that some portion of Invesco Aim's position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower's name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company's proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco Aim determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund's full position.



"SHARE-BLOCKING"



Another example of a situation where Invesco Aim may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as "share-blocking." Invesco Aim generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund's or other account's temporary inability to sell the security.



INTERNATIONAL CONSTRAINTS



An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco Aim makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.



EXCEPTIONS TO THESE GUIDELINES



Invesco Aim retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds' shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds' shareholders and other account holders, and will promptly inform the funds' Boards of Trustees of such vote and the circumstances surrounding it.

RESOLVING POTENTIAL CONFLICTS OF INTEREST



A potential conflict of interest arises when Invesco Aim votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco Aim's products, or issuers that employ Invesco Aim to manage portions of their retirement plans or treasury accounts. Invesco Aim reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco Aim.



Invesco Aim takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.



If a material potential conflict is deemed to exist, Invesco Aim may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco Aim may vote the proxy in accordance with the predetermined Guidelines;
(2) Invesco Aim may engage an independent third party to determine how the proxy should be voted; or (3) Invesco Aim may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.



Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco Aim's marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.



On a quarterly basis, the AIM Funds Boards of Trustees review a report from Invesco Aim's Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco Aim maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco Aim's voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.



Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.



Funds of funds. Some AIM Funds offering diversified asset allocation within one investment vehicle own shares in other AIM Funds. A potential conflict of interest could arise if an underlying AIM Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco Aim's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.



POLICIES AND VOTE DISCLOSURE



A copy of these Guidelines and the voting record of each AIM Fund are available on our web site, www.invescoaim.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.



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FOOTNOTES



(1) AIM Funds not managed by Invesco Aim Advisors, Inc., are governed by the proxy voting policies of their respective sub-advisors. Proxy Voting Guidelines applicable to AIM CHINA FUND, AIM FLOATING RATE FUND, AIM GLOBAL REAL ESTATE FUND, AIM INTERNATIONAL CORE EQUITY FUND, AIM INTERNATIONAL TOTAL RETURN FUND, AIM JAPAN FUND, AIM LIBOR ALPHA FUND, AIM REAL ESTATE FUND, AIM S&P 500 INDEX FUND, AIM SELECT REAL ESTATE INCOME FUND, AIM STRUCTURED CORE FUND, AIM STRUCTURED GROWTH FUND, AIM STRUCTURED VALUE FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, SERIES C and SERIES M are available at our website, http://www.invescoaim.com



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                    Invesco Asset Management Deutschland GmbH



                      Invesco Kapitalanlagegesellschaft mbH



                               PROXY VOTING POLICY



Version: 1.1
Changes to previous Version: Format
Update of Appendix B



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                                 GENERAL POLICY



Invesco has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.



Invesco believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.



Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.



                              PROXY VOTING POLICIES



VOTING OF PROXIES



Invesco will on a fund by fund basis, decide whether it will vote proxies and if so, for which parts of the portfolio it will voted for. If Invesco decides to vote proxies, it will do so in accordance with the procedures set forth below. If the client retains in writing the right to vote or if Invesco determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith, it will refrain from voting.



BEST ECONOMIC INTERESTS OF CLIENTS



In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.



CERTAIN PROXY VOTES MAY NOT BE CAST



In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If Invesco does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client.



ISS SERVICES



Invesco has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote Invesco's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, Invesco will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of Invesco's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.



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Custodians forward proxy materials for clients who rely on Invesco to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If Invesco receives proxy materials in connection with a client's account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.



In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the ISS vote recommendation, the Proxy Voting Committee (PVC) of the International Structured Products Group and the Compliance Officer will review the issue and direct ISS how to vote the proxies as described below.



ISS RECUSAL



When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Voting Committee (PVC) of the International Structured Products Group and the Compliance Officer will review the issue and, if Invesco does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where Invesco has a conflict of interest, Invesco, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.



OVERRIDE OF ISS RECOMMENDATION



There may be occasions where the Invesco investment personnel or senior officers seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Voting Committee (PVC) of the International Structured Products Group. Upon review of the documentation and consultation with the individual and others as the PVC deems appropriate, the PVC together with the Compliance Officer may make a determination to override the ISS voting recommendation if they determine that it is in the best economic interests of clients.



PROXY VOTING RECORDS



Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information.



                              CONFLICTS OF INTEREST



PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE



In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to Invesco includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Voting Committee (PVC) of the International Structured Products Group together with the Compliance Officer shall determine how the proxy is to be voted and instruct accordingly in which case the conflict of interest provisions discussed below shall apply.



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In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and clients.



For each director, officer and employee of Invesco ("Invesco person"), the interests of Invesco's clients must come first, ahead of the interest of Invesco and any person within the Invesco organization, which includes Invesco's affiliates.



Accordingly, each Invesco person must not put "personal benefit," whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship to Invesco's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each of Invesco's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of Invesco's clients.



Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An Invesco person shall not be considered to have a conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Compliance Officer.



The following are examples of situations where a conflict may exist:



     - Business Relationships - where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;



     - Personal Relationships - where a Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and



     - Familial Relationships - where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).



In the event that Invesco (or an affiliate) manages assets for a company, its pension plan, or related entity and where clients' funds are invested in that company's shares, it will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.



It is the responsibility of the Invesco person to report any real or potential conflict of interest of which such individual has actual knowledge to the Compliance Officer, who shall present any such information to the Head of Continental Europe Compliance. However, once a particular conflict has been reported to the Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.



In addition, any Invesco person who submits an ISS override recommendation to the Proxy Voting Committee (PVC) of the International Structured Products Group shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.



In addition, the Proxy Voting Committee (PVC) of the International Structured Products Group must notify Invesco's Compliance Officer with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within Invesco or by an affiliated company's representatives with



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regard to how Invesco should vote proxies. The Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee and to the Head of Continental Europe Compliance. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to,



     (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors,



     (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or



     (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Voting Committee (PVC) of the International Structured Products Group together with the Compliance Officer shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.



                           ISS PROXY VOTING GUIDELINES



A copy of ISS's Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.



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                                INVESCO PERPETUAL
                         POLICY ON CORPORATE GOVERNANCE
                             (Updated February 2008)



1.   INTRODUCTION



     Invesco Perpetual (IP), the trading name of Invesco Asset Management Limited, has adopted a clear and considered policy towards its responsibility as a shareholder. As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests comply with local recommendations and practices, such as the UK Combined Code issued by the Committee on Corporate Governance and/or the U.S. Department of Labor Interpretive Bulletins.



2.   RESPONSIBLE VOTING



     IP has a responsibility to optimise returns to its clients. As a core part of the investment process, Fund Managers will endeavour to establish a dialogue with management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.



     IP considers that shareholder activism is fundamental to good Corporate Governance. Whilst this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met.



     One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote shares, IP will take into account such factors as the likely impact of voting on management activity, and where expressed, the preference of clients. As a result of these two factors, IP will tend to vote on all UK and European shares, but to vote on a more selective basis on other shares. (See Appendix I - Voting on non-UK/European shares)



     IP considers that the voting rights attached to its clients' investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman. In doing this, IP will have in mind three objectives:



     i) To protect the rights of its clients



     ii) To minimise the risk of financial or business impropriety within the companies in which its clients are invested, and



     iii) To protect the long-term value of its clients' investments.



     It is important to note that, when exercising voting rights, a third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a Board on a particular issue. Additionally, in the event of a conflict of interest arising between IP and its clients over a specific issue, IP will either abstain or seek instruction from each client.



     IP will exercise actively the voting rights represented by the shares it manages on behalf of its investors.



     Note: Share Blocking



          Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.



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3.   VOTING PROCEDURES



     IP will endeavour to keep under regular review with trustees, depositaries and custodians the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions.



     IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.



     IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower). If a stock is on loan and therefore cannot be voted, it will not necessarily be recalled in instances where we would vote with management. Individual IP Fund Managers enter securities lending arrangements at their own discretion and where they believe it is for the potential benefit of their investors.



4.   DIALOGUE WITH COMPANIES



     IP will endeavour, where practicable in accordance with its investment processes, to enter into a dialogue with companies based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with Company Boards and senior non-Executive Directors, IP will endeavour to cover any matters with particular relevance to shareholder value.



     Specifically when considering resolutions put to shareholders, IP will pay attention to the companies' compliance with the relevant local requirements. In addition, when analysing the company's prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:



     -    Nomination and audit committees



     -    Remuneration committee and directors' remuneration



     -    Board balance and structure



     -    Financial reporting principles



     -    Internal control system and annual review of its effectiveness



     -    Dividend and Capital Management policies



5.   NON-ROUTINE RESOLUTIONS AND OTHER TOPICS



     These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the Board. Examples of such would be all SRI issues (i.e. those with social, environmental or ethical connotations), political donations, and any proposal raised by a shareholder or body of shareholders (typically a pressure group).



     Apart from the three fundamental voting objectives set out under 'Responsible Voting' above, considerations that IP might apply to non-routine proposals will include:



     i) The degree to which the company's stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing



     ii)  What other companies have done in response to the issue



     iii) Whether implementation would achieve the objectives sought in the proposal



     iv)  Whether the matter is best left to the Board's discretion.



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6.   EVALUATION OF COMPANIES' CORPORATE GOVERNANCE ARRANGEMENTS



     IP will, when evaluating companies' governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors drawn to their attention.



7.   DISCLOSURE



     On request from clients, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians provided that:



     (i) in IP's discretion, to do so does not conflict with the best interests of other clients and



     (ii) it is understood that IP will not be held accountable for the expression of views within such voting instructions and



     (iii) IP are not giving any assurance nor undertaking any obligation to ensure that such instructions resulted in any votes actually being cast. Records of voting instructions within the immediate preceding 3 months will not normally be provided.



Note: The record of votes will reflect the voting instruction of the relevant
      Fund Manager. This may not be the same as votes actually cast as IP is entirely reliant on third parties complying promptly with such instructions to ensure that such votes are cast correctly. Accordingly, the provision of information relating to an instruction does not mean that a vote was actually cast, just that an instruction was given in accordance with a particular view taken.



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                                   APPENDIX I



                        VOTING ON NON-UK/EUROPEAN SHARES



When deciding whether to exercise the voting rights attached to its clients' non-UK/European shares, IP will take into consideration a number of factors. These will include:



     (arrow) the likely impact of voting on management activity, versus the cost to the client



     (arrow) the portfolio management restrictions (e.g. share blocking) that may result from voting



     (arrow) the preferences, where expressed, of clients



Generally, IP will vote on non-UK/European shares by exception only, except where the client or local regulator expressly requires voting on all shares.



SHARE BLOCKING



Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.



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                     PROXY POLICY APPLIES TO THE FOLLOWING:
                    INVESCO ASSET MANAGEMENT (JAPAN) LIMITED



                               (Quick Translation)



                    INTERNAL RULES ON PROXY VOTING EXECUTION



(PURPOSE)



ARTICLE 1



INVESCO Asset Management (Japan) Limited (referred to as "INVESCO" thereafter) assumes a fiduciary responsibility to vote proxies in the best interest of its trustors and beneficiaries. In addition, INVESCO acknowledges its responsibility as a fiduciary to vote proxies prudently and solely for the purpose of maximizing the economic values of trustors (investors) and beneficiaries. So that it may fulfill these fiduciary responsibilities to trustors (investors) and beneficiaries, INVESCO has adopted and implemented these internal rules reasonably designed to ensure that the business operations of the company to invest are appropriately conducted in the best interest of shareholders and are always monitored by the shareholders.



(PROXY VOTING POLICY)



ARTICLE 2



INVESCO exercises the voting right in the best interest of its trustors and beneficiaries not in the interests of the third parties. The interests of trustors and beneficiaries are defined as the increase of the value of the enterprise or the expansion of the economic value of the shareholders or to protect these values from the impairment.



(VOTING EXERCISE STRUCTURE)



ARTICLE 3



Please refer to the Article 2 of Proxy Voting basic Policy as per attached.



(PROXY VOTING GUIDELINES)



ARTICLE 4



Please refer to Proxy Voting Guidelines (Attachment 2).


(PROXY VOTING PROCESS)


ARTICLE 5



1.   Domestic Equities



     (1) Notification on the shareholder meeting will be delivered to Operations from trustee banks which will be in turn forwarded to the person in charge of equities investment. The instruction shall be handled by Operations.



     (2) The person in charge of equities investment scrutinizes the subjects according to the "Screening Standard" and forward them to the proxy voting committee ("Committee").



     (3) In case of asking for the outside counsel, to forward our proxy voting guidelines ("Guidelines") to them beforehand and obtain their advice



     (4) In either case of 2 or 3, the person in charge shall make proposal to the Committee to ask for their "For", "Against", "Abstention", etc.



     (5) The Committee scrutinizes the respective subjects and approves/disapproves with the quorum of two thirds according to the Guidelines.



     (6) In case where as to the subject which the Committee judges as inappropriate according to the Guidelines and/or the subject which cannot obtain the quorum, the Committee will be held again to discuss the subject.



2.   FOREIGN EQUITIES



     (1) As to the voting exercise of the foreign equities, we shall consider the manners and customs of the foreign countries as well as the costs.



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     (2)  As to the voting process, the above process of the domestic equities shall be accordingly adjusted and applied.



(DISCLOSURE OF INFORMATION)



ARTICLE 6



In case of the request from the customers, we can disclose the content.



(VOTING RECORD)



ARTICLE 7



     The Committee preserves the record of Attachment 1 for one year.



     The administration office is the Investment Division which shall preserve all the related documents of this voting process.



     Operations which handle the instruction shall preserve the instruction documents for 10 years after the termination of the ITM funds or the termination of the investment advisory contracts.



Article 8 and addendum are omitted.



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PROXY VOTING BASIC POLICY



1.   Basic Thought on Proxy Voting



     - INVESCO makes efforts to maximize the entrusted assets in terms of fiduciary duties in investing the funds entrusted by the trustors (investors) and the beneficiaries.



     - For the purpose of maximizing the invested assets and the value of the equities, INVESCO always monitors the invested companies to operate appropriately as a shareholder in the best interests of the shareholders.



     - From the above point of view, INVESCO has adopted and implemented this Proxy Voting Basic Policy and Proxy Voting Policy and Procedure to fulfill the proxy voting rights properly.



     - In exercising the proxy voting rights, INVESCO fulfills the voting rights in the benefits of the trustors (investors) and the beneficiaries not in the benefits of the third parties.



2.   Voting Process and Structure



     - INVESCO establishes the Proxy Voting Committee (referred to as "Committee" thereafter) which executes the proxy voting rights.



     - The Committee is composed of the chairman who is designated by Japanese Management Committee (referred to as "J-Mac" thereafter) and the members appointed by the chairman. Persons in charge of Investment Division and Legal & Compliance Division shall be mandatory members.



     - The Committee has been delegated the judgment power to execute the voting right from the J-Mac.



     - The Committee has worked out the subjects according to the pre-determined "Screening Standard" in terms of benefits of the shareholders and executes the voting rights based on the "Proxy Voting Guidelines".



     - The Committee is occasionally taken the advice from the outside parties according to the "Proxy Voting Guidelines".



     - The Committee is held on a monthly basis and the result of the voting execution is to be reported to J-Mac on a monthly basis at least.



3.   Screening Standard



     For the purpose of efficient voting execution, INVESCO implements the following screening criteria. The companies fallen under this screening criteria shall be scrutinized according to "Voting Guidelines".



     (1)  Quantitative Standard



          1) Low profit margin of operational income and recurrent income for certain periods



          2)   Negative Net Assets/Insolvency



          3)   Extremely High Dividend Ratios or Low Dividend Ratios



     (2)  Qualitative Standard



          1) In breach of the substantial laws or anti-social activities for the past one year



          2) Impairment of the interests of the shareholders for the past one year



     (3)  Others



          1) External Auditor's Audit Report with the limited auditor's opinion



          2)   Shareholders' proposals



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4.   Proxy Voting Guidelines



     (1)  General Subjects



          1)   Any violation of laws and anti-social activities?



          2) Inappropriate disclosure which impairs the interests of shareholders?



          3)   Enough Business Improvement Efforts?



     (2)  Subjects on Financial Statements



               Any reasonable reasons for Interest Appropriation/Loss Disposal?



     (3)  Amendments to Articles of Incorporations, etc.



               Any possibility of the limitation to the shareholder's rights?



     (4)  Directors/Statutory Auditors



               Appointment of the unqualified person, or inappropriate amount of payment/gifts to the unqualified person?



     (5)  Capital Policy/Business Policy



               Unreasonable policy in terms of maximization of the shareholders' interests?



     (6)  Others



          1)   Shareholder's Proposals



               Contribution to the increase of the shareholders' economic interests?



          2)   Appointment of Auditor



               Any problem of independency?



                                      E-20

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Voting Screening Criteria & Decision Making Documents             (Attachment 1)



Company Name:                                                                               Year   Month
-------------                                                                               ----   -----
Screening Criteria/Quantitative Criteria (consolidated or (single))



                                                                                             Yes     No
                                                                                            ----   -----
Consecutive unprofitable settlements for the past 3 years
Consecutive Non dividend payments for the past 3 years
Operational loss for the most recent fiscal year
Negative net assets for the most recent fiscal year
Less than 10% or more than 100% of the dividend ratios for the most recent fiscal year
Screening Criteria/Qualitative Criteria



                                                                                             Yes     No
                                                                                            ----   -----
Substantial breach of the laws/anti-social activities for the past one year
   If Yes, describe the content of the breach of the law/anti-social activities:
Others, especially, any impairment of the value of the shareholders for the past one year
   If Yes, describe the content of the impairment of the value of shareholders:
Others



                                                                                             Yes     No
                                                                                            ----   -----
External Auditor's report with the limited auditor's opinion
Shareholder's proposal



Person in charge of equities investment   Initial   Signature
---------------------------------------   -------   ---------




-    If all Nos (arrow) No objection to the agenda of the shareholders' meeting



- If one or more Yes (arrow) (Person in charge of equities investment shall fill out the blanks below and forward to the Committee)



Proposal on Voting Execution



Reason for judgment



Chairman   For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature



                                      E-21

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                                                                  (Attachment 2)


Proxy Voting Guidelines


1.   PURPORT OF GUIDELINES



     Pursuant to Article 2 of Proxy Voting Policy and Procedure, INVESCO has adopted and implemented the following guidelines and hereby scrutinizes and decides the subjects one by one in light of the guidelines.



2.   GUIDELINES



     (1)  General Subjects



          1)   Any violation of laws and anti-social activities?



               - To scrutinize and judge respectively the substantial impact over the company's business operations by the above subjects or the impairment of the shareholders' economic value.



          2) Inappropriate disclosure which impairs the interests of shareholders?



               - To scrutinize and judge respectively the potential impairment of the shareholder's economic value.



          3)   Enough Business Improvement Efforts?



               - Although the continuous extremely unprofitable and the extremely bad performance, the management is in short of business improvement efforts. To scrutinize and judge respectively the cases.



     (2)  Subjects on Financial Statements



          1) Interest Appropriation Plan (1) Interest Appropriation Plan (Dividends)



               - To basically approve unless the extremely overpayment or minimum payment of the dividends



     (2)  Interest Appropriation Plan (Bonus payment to corporate officers



               - To basically agree but in case where the extremely unprofitable, for example, the consecutive unprofitable and no dividend payments or it is apparent of the impairment of the shareholder's value, to request to decrease the amount or no bonus payment pay the bonus to the corporate officers without prior assessment.



          2)   Loss Disposal Plan



               To scrutinize and judge respectively



     (3)  Amendments to Articles of Incorporation, etc.



          1)   Company Name Change/Address Change, etc.



          2)   Change of Purpose/Method of Public Announcement



          3)   Change of Business Operations, etc.



          4)   Change of Stipulations on Shareholders/Shareholders Meeting



          5) Change of Stipulations on Directors/Board of Directors/Statutory Auditors



               - To basically approve however, in case of the possibility of the limitation to the shareholders' rights, to judge respectively



     (4)  Subjects on Corporate Organization



          1)   Composition of Board of Directors Meeting, etc



               - To basically approve the introduction of "Committee Installation Company "or "Substantial Asset Control Institution"



               - To basically approve the introduction of the corporate officer institution. Provided, however, that in case where all directors are concurrent with those committee members and the institutions, to basically disagree. In case of the above introduction, to basically disapprove to the decrease of the board members or adjustment of the remuneration.



          2)   Appointment of Directors



               - To basically disagree in case where the increase of the board members which is deemed to be overstaffed and no explanatory comments on the increase. In case of 21 or more board members, to respectively judge.



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               -    To basically disagree the re-appointment of the existing
                    directors in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.



               - To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.



          3)   Appointment of Outside Directors



               - To basically agree after the confirmation of its independency based on the information obtained from the possible data sources.



               -    To basically disagree the decrease in number.



               - To basically disagree the job concurrence of the competitors' CEO, COO, CFO or concurrence of the outside directors of 4 or more companies.



               - To basically disagree in case of no-independence of the company



               - To basically disagree the extension of the board of directors' term.



          4)   Appointment of Statutory Auditors



               - To basically disagree the appointment of the candidate who is appointed as a director and a statutory auditor by turns.



               - To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.



          5)   Appointment of Outside Statutory Auditors



               - To basically disagree in case where the outside statutory auditor is not actually the outside auditor (the officer or employee of the parent company, etc.)



               - To basically disagree in case where the reason of the decrease in the number is not clearly described.



               - To basically agree in case where the introduction of the "Statutory Auditor Appointment Committee" which includes plural outside statutory auditors.



     (5)  Officer Remuneration/officer Retirement Allowances



          1)   Officer Remuneration



               - To basically disagree the amendment of the officer remuneration (unless the decrease in amount or no payment) in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.



               - To basically disagree and scrutinize respectively in case where no sufficient explanation of the substantial increase (10% or more per head), or no decrease of the remuneration amount if the number of the officers decrease.



          2)   Officer Retirement Allowance



               -    To basically approve



               - To basically disapprove in case where the payment of the allowance to the outside statutory auditors and the outside directors.



               - To basically disapprove in case where the officer resigned or retired during his/her assignment due to the scandal of the breach of the laws and the anti-social activities.



               - To basically disagree in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.



2.   CAPITAL POLICY/BUSINESS POLICY



          1)   Acquisition of Own shares



               -    To basically approve



               - To basically approve the disposition of the own sharers if the disposition ratio of less than 10% of the total issued shares and the shareholders' equities. In case of 10% or more, to respectively scrutinize.



          2)   Capital Reduction



               - To basically disagree in case where the future growth of the business might be substantially decreased.



                                      E-23

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          3)   Increase of the authorized capital



               - To basically disagree in case of the substantial increase of the authorized capital taking into consideration the dilution of the voting right (10% or more) and incentive.



          4) Granting of the stock options to Directors, Statutory Auditors and Employees



               -    To basically approve



               - To basically disagree in case where the substantial dilution of the value of the stocks (the potential dilution ration is to increase 5% of the total issued stock number) will occur and accordingly decrease of the shareholders' interests.



               - To basically disagree in case where the exercise price is deviated by 10% or more from the market value as of the fiscal year-end



               - To basically disagree the decrease of the exercise price (re-pricing)



               - To basically disagree in case where the exercise term remains less than 1 year.



               - To basically disagree in case the scope of the option granted objectives (transaction counterparties) is not so closely connected with the better performance.



          5)   Mergers and Acquisitions




               - To basically disagree in case where the terms and conditions are not advantageous and there is no assessment base by the thirdparty.



               - To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable in comparison with the business strategy.



          6)   Business Transfer/Acceptance



               - To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable and extremely unprofitable in comparison with the business strategy.



          7)   Capital Increase by the allocation to the thirdparties



               -    To basically analyze on a case by case basis



               - Provided, however, that to basically approve in case where the companies under the financial difficulties executes as the restructuring of the business.



     (7)  Others



          1)   Appointment of Accountant



               -    To basically approve



               -    To basically disapprove on suspicion of its independency.



               - To scrutinize the subjects in case where the decline of the re-appointment due to the conflict of the audit policy.



          2)   Shareholders' proposal




               -    To basically analyze on a case by case basis



               - The basic judgment criterion is the contribution to the increase of the shareholders' value. However, to basically disapprove in case where to maneuver as a method to resolve the specific social and political problems.



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                     PROXY POLICY APPLIES TO THE FOLLOWING:
                            INVESCO AUSTRALIA LIMITED



                               PROXY VOTING POLICY



1.   Purpose of this Policy



     INVESCO recognises its fiduciary obligation to act in the best interests of all clients, be they superannuation trustees, institutional clients, unit-holders in managed investment schemes or personal investors. One way INVESCO represents its clients in matters of corporate governance is through the proxy voting process.



     This document sets out INVESCO's policy in relation to proxy voting. It has been approved by the INVESCO Australia Limited Board.



2.   Scope



     This policy applies to all INVESCO portfolios with the following exceptions:



     - "index" or "index like" funds where, due to the nature of the funds, INVESCO will generally abstain from voting;



     - private client or discrete wholesale mandates, where the voting policy has been agreed within the mandate;



     - where investment management of an international fund has been delegated to an overseas AMVESCAP or INVESCO company, proxy voting will rest with that delegated manager.



3.   Policy



     In accordance with industry practices and the IFSA standard on proxy voting, our policy is as follows:



     - INVESCO's overriding principle is that votes will be cast in the best economic interests of investors.



     - INVESCO's intention is to vote on all Australian Company shareholder resolutions however it recognises that in some circumstances it would be inappropriate to vote, or its vote may be immaterial. INVESCO will generally abstain from voting on "routine" company resolutions (eg approval of financial accounts or housekeeping amendments to Articles of Association or Constitution) unless its clients' portfolios in aggregate represent a significant proportion of the shareholdings of the company in question (a significant proportion in this context means 5% or more of the market capitalisation of the company).



     - INVESCO will always vote on the following issues arising in company Annual General Meetings where it has the authority to do so on behalf of clients.



          - contentious issues (eg. issues of perceived national interest, or where there has been extensive press coverage or public comment);



          -    employee and executive share and option schemes;



          -    approval of changes of substantial shareholdings;



          -    mergers or schemes of arrangement; and



          -    approval of major asset sales or purchases.



     - Management agreements or mandates for individually-managed clients will provide direction as to who has responsibility for voting.



     - In the case of existing management agreements which do not contain a provision concerning voting authority or are ambiguous on the subject, INVESCO will not vote until clear instructions have been received from the client.



     - In the case of clients who wish to place special conditions on the delegation of proxy voting powers, INVESCO will endeavour to accommodate those clients' requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.



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          In considering proxy voting issues arising in respect of unit-holders in managed investment schemes, INVESCO will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unit-holders in the scheme as a whole. INVESCO cannot accept instructions from individual unit-holders as to the exercise of proxy voting authority in a particular instance.



     - In order to facilitate its proxy voting process, INVESCO may retain a professional proxy voting service to assist with in-depth proxy research, vote execution, and the necessary record keeping.



4.   Reporting and Disclosure



     A written record will be kept of the voting decision in each case, and of the reasons for each decision (including abstentions).



     INVESCO will disclose on an annual basis, a summary of its proxy voting statistics on its website as required by IFSA standard No. 13 - Proxy Voting.



5.   Conflicts of Interest



     All INVESCO employees are under an obligation to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of clients.



     INVESCO acknowledges that conflicts of interest do arise and where a conflict of interest is considered material, INVESCO will not vote until a resolution has been agreed upon and implemented.



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                              PROXY POLICY APPLIES
                                TO THE FOLLOWING:
                            INVESCO HONG KONG LIMITED



                            INVESCO HONG KONG LIMITED



                               PROXY VOTING POLICY



                                  8 APRIL 2004



                                      E-27

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TABLE OF CONTENTS



Introduction                                            2
1. Guiding Principles                                   3
2. Proxy Voting Authority                               4
3. Key Proxy Voting Issues                              7
4. Internal Admistration and Decision-Making Process   10
5. Client Reporting                                    12



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INTRODUCTION



          This policy sets out Invesco's approach to proxy voting in the context of our broader portfolio management and client service responsibilities. It applies to Asia related equity portfolios managed by Invesco on behalf of individually-managed clients and pooled fund clients



          Invesco's proxy voting policy is expected to evolve over time to cater for changing circumstances or unforeseen events.



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1.   GUIDING PRINCIPLES



     1.1 Invesco recognises its fiduciary obligation to act in the best interests of all clients, be they retirement scheme trustees, institutional clients, unitholders in pooled investment vehicles or personal investors. The application of due care and skill in exercising shareholder responsibilities is a key aspect of this fiduciary obligation.



     1.2 The sole objective of Invesco's proxy voting policy is to promote the economic interests of its clients. At no time will Invesco use the shareholding powers exercised in respect of its clients' investments to advance its own commercial interests, to pursue a social or political cause that is unrelated to clients' economic interests, or to favour a particular client or other relationship to the detriment of others.



     1.3 Invesco also recognises the broader chain of accountability that exists in the proper governance of corporations, and the extent and limitations of the shareholder's role in that process. In particular, it is recognised that company management should ordinarily be presumed to be best placed to conduct the commercial affairs of the enterprise concerned, with prime accountability to the enterprise's Board of Directors which is in turn accountable to shareholders and to external regulators and exchanges. The involvement of Invesco as an institutional shareholder will not extend to interference in the proper exercise of Board or management responsibilities, or impede the ability of companies to take the calculated commercial risks which are essential means of adding value for shareholders.



     1.4 The primary aim of the policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is of itself unlikely to promote the maximum economic performance of companies, or to cater for circumstances in which non-compliance with a checklist is appropriate or unavoidable.



     1.5 Invesco considers that proxy voting rights are an asset which should be managed with the same care as any other asset managed on behalf of its clients.



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2. PROXY VOTING AUTHORITY



     2.1 An important dimension of Invesco's approach to corporate governance is the exercise of proxy voting authority at the Annual General Meetings or other decision-making forums of companies in which we manage investments on behalf of clients.



     2.2 An initial issue to consider in framing a proxy voting policy is the question of where discretion to exercise voting power should rest - with Invesco as the investment manager, or with each individual client? Under the first alternative, Invesco's role would be both to make voting decisions on clients' behalf and to implement those decisions. Under the second alternative, Invesco would either have no role to play, or its role would be limited solely to implementing voting decisions under instructions from our clients.



     2.3 In addressing this issue, it is necessary to distinguish the different legal structures and fiduciary relationships which exist as between individually-managed clients, who hold investments directly on their own accounts, and pooled fund clients, whose investments are held indirectly under a trust structure.



     2.4  INDIVIDUALLY-MANAGED CLIENTS



     2.4.1 As a matter of general policy, Invesco believes that unless a client's mandate gives specific instructions to the contrary, discretion to exercise votes should normally rest with the investment manager, provided that the discretion is always exercised in the client's interests alone.



     2.4.2 The reason for this position is that Invesco believes that, with its dedicated research resources and ongoing monitoring of companies, an investment manager is usually better placed to identify issues upon which a vote is necessary or desirable. We believe it is also more practical that voting discretion rests with the party that has the authority to buy and sell shares, which is essentially what investment managers have been engaged to do on behalf of their clients.



     2.4.3 In cases where voting authority is delegated by an individually-managed client, Invesco recognises its responsibility to be accountable for the decisions it makes. If a client requires, an appropriate reporting mechanism will be put in place.



     2.4.4 While it is envisaged that the above arrangements will be acceptable in the majority of cases, it is recognised that some individually-managed clients will wish to retain voting authority for themselves, or to place conditions on the circumstances in which it can be exercised by investment managers. In practice, it is believed that this option is generally only likely to arise with relatively large clients such as trustees of major superannuation funds or statutory corporations which have the resources to develop their own policies and to supervise their implementation by investment managers and custodians. In particular, clients who have multiple equity managers and utilise a master custody arrangement may be more likely to consider retaining voting authority in order to ensure consistency of approach across their total portfolio.



     2.4.5 In any event, whatever decision is taken as to where voting authority should lie, Invesco believes that the matter should be explicitly covered by the terms of the investment management agreement and clearly understood by the respective parties.



     2.4.6 Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for individually-managed clients:



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          PROXY                        VOTING                          AUTHORITY



Individually-Managed                                                     Clients



Unless an individually-managed client wishes to retain proxy voting authority, Invesco will assume proxy voting authority by way of delegation from the client, provided that the allocation of proxy voting responsibility is clearly set out in the investment management agreement.



In the case of clients who wish to place special conditions on the delegation of proxy voting powers, Invesco will endeavour to accommodate those clients' requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.



     2.5  POOLED FUND CLIENTS



     2.5.1 The legal relationship between an investment manager and its pooled fund clients is different in a number of important respects from that applying to individually-managed clients. These differences have a bearing on how proxy voting authority is exercised on behalf of pooled fund clients.



     2.5.2 These legal relationships essentially mean that the manager is required to act solely in the collective interests of unitholders at large rather than as a direct agent or delegate of each unitholder. On the issue of proxy voting, as with all other aspects of our client relationships, Invesco will naturally continue to be receptive to any views and concerns raised by its pooled fund clients. However, the legal relationship that exists means it is not possible for the manager to accept instructions from a particular pooled fund client as to how to exercise proxy voting authority in a particular instance.



     2.5.3 As in the case of individually-managed clients who delegate their proxy voting authority, Invesco's accountability to pooled fund clients in exercising its fiduciary responsibilities is best addressed as part of the manager's broader client relationship and reporting responsibilities.



     2.5.4 Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for pooled fund clients:



          PROXY VOTING AUTHORITY



          Pooled Fund Clients



          In considering proxy voting issues arising in respect of pooled fund shareholdings, Invesco will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unitholders in the pooled fund as a whole.



          Invesco cannot accept instructions from individual unitholders as to the exercise of proxy voting authority in a particular instance.



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3.   KEY PROXY VOTING ISSUES



     3.1 This section outlines Invesco's intended approach in cases where proxy voting authority is being exercised on clients' behalf.



     3.2 Invesco will vote on all material issues at all company meetings where it has the voting authority and responsibility to do so. We will not announce our voting intentions and the reasons behind them.



     3.3 Invesco applies two underlying principles. First, our interpretation of 'material voting issues' is confined to those issues which affect the value of shares we hold on behalf of clients and the rights of shareholders to an equal voice in influencing the affairs of companies in proportion to their shareholdings. We do not consider it appropriate to use shareholder powers for reasons other than the pursuit of these economic interests. Second, we believe that a critical factor in the development of an optimal corporate governance policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients' portfolios through investment performance and client service.



     3.4 In order to expand upon these principles, Invesco believes it is necessary to consider the role of proxy voting policy in the context of broader portfolio management and administrative issues which apply to our investment management business as a whole. These are discussed as follows.



     3.5  PORTFOLIO MANAGEMENT ISSUES - ACTIVE EQUITY PORTFOLIOS



     3.5.1 While recognising in general terms that issues concerning corporate governance practices can have a significant bearing on the financial performance of companies, the primary criterion for the selection and retention of a particular stock in active equity portfolios remains our judgment that the stock will deliver superior investment performance for our clients, based on our investment themes and market analysis.



     3.5.2 In view of these dynamics, Invesco does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of Invesco's approach to corporate governance is to encourage a culture of performance among the companies in which we manage investments in order to add value to our clients' portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.



     3.5.3 Nevertheless, Invesco has identified a limited range of issues upon which it will always exercise proxy voting authority - either to register disapproval of management proposals or to demonstrate support for company initiatives through positive use of voting powers. These issues are outlined as follows:



          KEY VOTING ISSUES



          Major Corporate Proposals



          Invesco will always vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of clients.



          (arrow) contentious issues (eg. issues of perceived national interest, or where there has


          (arrow) been extensive press coverage or public comment);


          (arrow) of changes of substantial shareholdings;



          (arrow) or schemes of arrangement; and



          (arrow) approval of major asset sales or purchases.



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          As a general rule, Invesco will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments, unless balanced by reasonable increase in net worth of the shareholding.



          Where appropriate, Invesco will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.



          Invesco's approach to significant proxy voting issues which fall outside these areas will be addressed on their merits.



     3.6  ADMINISTRATIVE ISSUES



     3.6.1 In addition to the portfolio management issues outlined above, Invesco's proxy voting policy also takes account of administrative and cost implications, together with the size of our holdings as compared to the issue size, involved in the exercise of proxy voting authority on our clients' behalf.



     3.6.2 There are practical constraints to the implementation of proxy voting decisions. Proxy voting is a highly seasonal activity, with most company Annual General Meetings being collapsed into a few months, with short deadlines for the distribution and return of notice papers, multiple resolutions from multiple companies being considered simultaneously, and under a legal system which is essentially dependent upon paper-based communication and record-keeping.



     3.6.3 In addition, for investment managers such as Invesco who do not invest as principals and who consequently do not appear directly on the share registers of companies, all of these communications are channelled through external custodians, among whom there is in turn a considerable variation in the nature and quality of systems to deal with the flow of information.



     3.6.4 While Invesco has the systems in place to efficiently implement proxy voting decisions when required, it can be seen that administrative and cost considerations by necessity play an important role in the application of a responsible proxy voting policy. This is particularly so bearing in mind the extremely limited time period within which voting decisions must often be made and implemented (which can in practice be as little as a few days). This factor also explains why Invesco resists any suggestion that there should be compulsory proxy voting on all issues, as in our view this would only increase the costs to be borne by our clients with very little practical improvement in corporate performance in most cases.



     3.6.5 These administrative constraints are further highlighted by the fact that many issues on which shareholders are in practice asked to vote are routine matters relating to the ongoing administration of the company - eg. approval of financial accounts or housekeeping amendments to Articles of Association. Generally in such cases, we will be in favour of the motion as most companies take seriously their duties and are acting in the best interests of shareholders. However, the actual casting of a "yes" vote on all such resolutions in our view would entail an unreasonable administrative workload and cost.



     3.6.6 Accordingly, Invesco believes that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add



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          value to our clients' investments through portfolio management and client service. The policies outlined below have been prepared on this basis.



          KEY PROXY VOTING ISSUES



          Administrative Constraints



          In view of the administrative constraints and costs involved in the exercise of proxy voting powers, Invesco may (depending on circumstances) not exercise its voting right unless its clients' portfolios in aggregate represent a significant proportion of the shareholdings of the company in question.



          A significant proportion in this context means 5% or more of the market capitalisation of the company.



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4.   INTERNAL ADMINISTRATION & DECISION-MAKING PROCESS



     4.1 The following diagram illustrates the procedures adopted by Invesco for the administration of proxy voting:

                 --------------------------
                 |                        |
                 |         COMPANY        |
                 |                        |
                 --------------------------
                              |
                              |   Notice Paper(a)
                             \|/
     ----------------------------------------------------------------------------------------------------------------
     |   Custodian   |   Custodian   |   Custodian   |   Custodian   |   Custodian   |   Custodian   |   Custodian  |   (etc)
     |     No. 1     |     No. 2     |     No. 3     |     No. 4     |     No. 5     |     No. 6     |     No. 7    |
     ----------------------------------------------------------------------------------------------------------------
                           |    /|\
Courier/Fax advice         |     |
                          \|/    |
                 --------------------------
                 |                        |/
                 |   IAL Settlement Team  |-----|
                 |                        |\    |
                 --------------------------     |
                              |                 |
                              |    Memo         |
                             \|/                |
                 --------------------------     |
                 |                        |     |
                 |     Primary Equity     |     |      Advise decision
                 | Investment Manager for |     |      (return email)
                 |     relevant market    |     |
                 |                        |     |
                 --------------------------     |
                              |                 |
                              |    Decision(b)  |
                             \|/                |
                 --------------------------     |
                 |                        |/    |
                 |          Vote          |-----|
                 |                        |\
                 --------------------------


     4.2 As shown by the diagram, a central administrative role is performed by our Settlement Team, located within the Client Administration section. The initial role of the Settlement Team is to receive company notice papers via the range of custodians who hold shares on behalf of our clients, to ascertain which client portfolios hold the stock, and to initiate the decision-making process by distributing the company notice papers to the Primary Investment Manager responsible for the company in question.



     4.3 A voting decision on each company resolution (whether a yes or no vote, or a recommended abstention) is made by the Primary Investment Manager responsible for the company in question. Invesco believes that this approach is preferable to the appointment of a committee with responsibility for handling voting issues across all companies, as it takes advantage of the expertise of individuals whose professional lives are occupied by analysing particular companies and sectors, and who are familiar with the issues facing particular companies through their regular company visits.



     4.4 Moreover, the Primary Equity Manager has overall responsibility for the relevant market and this ensures that similar issues which arise in different companies are handled in a consistent way across the relevant market.


     4.5 The voting decision is then documented and passed back to the Settlement Team, who issue the voting instructions to each custodian in advance of the closing date for receipt of proxies by the company. At the same time, the Settlement Team logs all proxy voting activities for record keeping or client reporting purposes.


     4.6 A key task in administering the overall process is the capture and dissemination of data from companies and custodians within a time frame that makes exercising votes feasible in practice. This applies particularly during the company Annual General Meeting "season", when there are typically a large number of proxy voting issues under consideration simultaneously. Invesco has no control over the former dependency and Invesco's ability to



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          influence a custodian's service levels are limited in the case of individually-managed clients, where the custodian is answerable to the client.



     4.7 The following policy commitments are implicit in these administrative and decision-making processes:



          INTERNAL ADMINISTRATION AND DECISION-MAKING PROCESS



          Invesco will consider all resolutions put forward in the Annual General Meetings or other decision-making forums of all companies in which investments are held on behalf of clients, where it has the authority to exercise voting powers. This consideration will occur in the context of our policy on Key Voting Issues outlined in Section 3.



          The voting decision will be made by the Primary Investment Manager responsible for the market in question.



          A written record will be kept of the voting decision in each case, and in case of an opposing vote, the reason/comment for the decision.



          Voting instructions will be issued to custodians as far as practicable in advance of the deadline for receipt of proxies by the company. Invesco will monitor the efficiency with which custodians implement voting instructions on clients' behalf.



          Invesco's ability to exercise proxy voting authority is dependent on timely receipt of notification from the relevant custodians.



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5.   CLIENT REPORTING



     5.1  Invesco will keep records of its proxy voting activities.



     5.2 Upon client request, Invesco will regularly report back to the client on proxy voting activities for investments owned by the client.



     5.2 The following points summarise Invesco's policy commitments on the reporting of proxy voting activities to clients (other than in cases where specific forms of client reporting are specified in the client's mandate):



          CLIENT REPORTING



          Where proxy voting authority is being exercised on a client's behalf, a statistical summary of voting activity will be provided on request as part of the client's regular quarterly report.



          Invesco will provide more detailed information on particular proxy voting issues in response to requests from clients wherever possible.



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                     Proxy policy applies to the following:
                       INVESCO INSTITUTIONAL (N.A.), INC.
                  INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.
                     INVESCO SENIOR SECURED MANAGEMENT, INC.



                                 (INVESCO LOGO)



                              PROXY VOTING POLICIES



                                       AND



                                   PROCEDURES



                                                                     March, 2009



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                                 GENERAL POLICY



     Each of Invesco Institutional (N.A.), Inc. its wholly-owned subsidiaries, and Invesco Global Asset Management (N.A.), Inc. (collectively, "Invesco"), has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.



     Invesco believes that it has a duty to manage clients' assets in the best economic interests of its clients and that the ability to vote proxies is a client asset.



     Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.



                              PROXY VOTING POLICIES



VOTING OF PROXIES



     Invesco will vote client proxies relating to equity securities in accordance with the procedures set forth below unless a non-ERISA client retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) of an ERISA client retains in writing the right to direct the plan trustee or a third party to vote proxies, or Invesco determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith. In addition, due to the distinct nature of proxy voting for interests in fixed income assets and stable value wrap agreements, the proxies for such fixed income assets and stable value wrap agreements will be voted in accordance with the procedures set forth in the "Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements" section below.



BEST ECONOMIC INTERESTS OF CLIENTS



     In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.



RISKMETRICS' SERVICES



     Invesco has contracted with RiskMetrics Group ("RiskMetrics," formerly known as ISS), an independent third party service provider, to vote Invesco's clients' proxies according to RiskMetrics' proxy voting recommendations determined by RiskMetrics pursuant to its then-current US Proxy Voting Guidelines, a summary of which can be found at http://www.riskmetrics.com and which are deemed to be incorporated herein. In addition, RiskMetrics will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, the Proxy Voting Committee will review information obtained from RiskMetrics to ascertain whether RiskMetrics (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interests of Invesco's clients. This may include a review of RiskMetrics' Policies, Procedures and Practices Regarding Potential Conflicts of Interest and obtaining information about the work RiskMetrics does for corporate issuers and the payments RiskMetrics receives from such issuers.



     Custodians forward to RiskMetrics proxy materials for clients who rely on Invesco to vote proxies. RiskMetrics is responsible for exercising the voting rights in accordance with the RiskMetrics proxy voting guidelines. If Invesco receives proxy materials in connection with a client's account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its



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affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged RiskMetrics to provide the proxy analyses, vote recommendations and voting of proxies.



     In the event that (i) RiskMetrics recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the RiskMetrics vote recommendation, the Proxy Committee will review the issue and direct RiskMetrics how to vote the proxies as described below.



PROXY VOTING FOR FIXED INCOME ASSETS AND STABLE VALUE WRAP AGREEMENTS



     Some of Invesco's fixed income clients hold interests in preferred stock of companies and some of Invesco's stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco's clients vote proxies on particular matters. RiskMetrics does not currently provide proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the investment team responsible for the particular mandate will review the matter and make a recommendation to the Proxy Manager as to how to vote the associated proxy. The Proxy Manager will complete the proxy ballots and send the ballots to the persons or entities identified in the ballots.



PROXY COMMITTEE



     The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate and who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote of those members in attendance at a meeting called for the purpose of determining how to vote a particular proxy. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of Invesco. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.



     The Proxy Manager shall call for a meeting of the Proxy Committee (1) when override submissions are made; and (2) in instances when RiskMetrics has recused itself or has not provided a vote recommendation with respect to an equity security. At such meeting, the Proxy Committee shall determine how proxies are to be voted in accordance with the factors set forth in the section entitled "Best Economic Interests of Clients," above.



     The Proxy Committee also is responsible for monitoring adherence to these procedures, evaluating industry trends in proxy voting and engaging in the annual review described in the section entitled "RiskMetrics' Services," above.



RECUSAL BY RISKMETRICS OR FAILURE OF RISKMETRICS TO MAKE A RECOMMENDATION



     When RiskMetrics does not make a recommendation on a proxy voting issue or recuses itself due to a conflict of interest, the Proxy Committee will review the issue and determine whether Invesco has a material conflict of interest as determined pursuant to the policies and procedures outlined in the "Conflicts of Interest" section below. If Invesco determines it does not have a material conflict of interest, Invesco will direct RiskMetrics how to vote the proxies. If Invesco determines it does have a material conflict of interest, the Proxy Committee will follow the policies and procedures set forth in such section.



OVERRIDE OF RISKMETRICS' RECOMMENDATION



     There may be occasions where Invesco investment personnel, senior officers or a member of the Proxy Committee seek to override a RiskMetrics recommendation if they believe that a RiskMetrics recommendation is not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with a RiskMetrics recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the RiskMetrics recommendation is not in accordance with clients' best economic interests and submit such written



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documentation to the Proxy Manager for consideration by the Proxy Committee along with the certification attached as Appendix A hereto. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the RiskMetrics voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed any conflict of interest.




PROXY COMMITTEE MEETINGS



     When a Proxy Committee Meeting is called, whether because of a RiskMetrics recusal or request for override of a RiskMetrics recommendation, the Proxy Committee shall request from the Chief Compliance Officer as to whether any Invesco person has reported a conflict of interest.



     The Proxy Committee shall review the report from the Chief Compliance Officer to determine whether a real or perceived conflict of interest exists, and the minutes of the Proxy Committee shall:



     (1)  describe any real or perceived conflict of interest,



     (2) determine whether such real or perceived conflict of interest is material,



     (3)  discuss any procedure used to address such conflict of interest,



     (4) report any contacts from outside parties (other than routine communications from proxy solicitors), and



     (5) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.



     Based on the above review and determinations, the Proxy Committee will direct RiskMetrics how to vote the proxies as provided herein.



CERTAIN PROXY VOTES MAY NOT BE CAST



     In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients, some of which may be related to requirements of having a representative in person attend the proxy meeting. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. Invesco will not vote if it determines that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of Invesco.



PROXY VOTING RECORDS



     The proxy voting statements and records will be maintained by the Proxy Manager on-site (or accessible via an electronic storage site of RiskMetrics) for the first two (2) years. Copies of the proxy voting statements and records will be maintained for an additional five (5) years by Invesco (or will be accessible via an electronic storage site of RiskMetrics). Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively,



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clients may make a written request for proxy voting information to: Proxy
Manager, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.



                              CONFLICTS OF INTEREST



PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE



     In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with RiskMetrics to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by RiskMetrics, each vote recommendation provided by RiskMetrics to Invesco shall include a representation from RiskMetrics that RiskMetrics has no conflict of interest with respect to the vote. In instances where RiskMetrics has recused itself or makes no recommendation on a particular matter, or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly, in which case the conflict of interest provisions discussed below shall apply.



     In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and Invesco's clients. For each director, officer and employee of Invesco ("Invesco person"), the interests of Invesco's clients must come first, ahead of the interest of Invesco and any Invesco person, including Invesco's affiliates. Accordingly, no Invesco person may put "personal benefit," whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship with Invesco's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each Invesco person avoid any situation that might compromise, or call into question, the exercise of fully independent judgment that is in the interests of Invesco's clients.



     Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Additional examples of situations where a conflict may exist include:



     - Business Relationships - where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;



     - Personal Relationships - where an Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and



     - Familial Relationships - where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).



     In the event that the Proxy Committee determines that Invesco (or an affiliate) has a material conflict of interest, the Proxy Committee will not take into consideration the relationship giving rise to the conflict of interest and shall, in its sole discretion, either (a) decide to vote the proxies pursuant to RiskMetrics' general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact Invesco's client(s) for direction as to how to vote the proxies.



     In the event an Invesco person has a conflict of interest and has knowledge of such conflict of interest, it is the responsibility of such Invesco person to disclose the conflict to the Chief Compliance Officer. When a Proxy Committee meeting is called, the Chief Compliance Officer will report to the Proxy Committee all real or potential conflicts of interest for the Proxy Committee to review and determine whether such conflict is material. If the Proxy Committee determines that such conflict is material and involves a person involved in the proxy voting process, the Proxy Committee may require such person to



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recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how Invesco should vote such proxy. An Invesco person will not be considered to have a material conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote.



In order to ensure compliance with these procedures, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any Invesco person who submits a RiskMetrics override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.



     In addition, members of the Proxy Committee must notify Invesco's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence exerted by any Invesco person or by an affiliated company's representatives with regard to how Invesco should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee. In the event that it is determined that improper influence was exerted, the Risk Management Committee will determine the appropriate action to take, which actions may include, but are not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and cooperating fully with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interests of clients.



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                                                                      APPENDIX A



                        ACKNOWLEDGEMENT AND CERTIFICATION



     I acknowledge that I have read the Invesco Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Invesco Chief Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.



                                        ----------------------------------------
                                                      Print Name



 ------------------------------------   ----------------------------------------
            Date                                     Signature



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                                  PROXY VOTING



Policy Number: B-6 Effective Date: May 1, 2001 Revision Date: January 2009



                             PURPOSE AND BACKGROUND



In its trusteeship and management of mutual funds, Invesco Trimark acts as fiduciary to the unitholders and must act in their best interests.



                                   APPLICATION



Invesco Trimark will make every effort to exercise all voting rights with respect to securities held in the mutual funds that it manages in Canada or to which it provides sub-advisory services, including a Fund registered under and governed by the US Investment Company Act of 1940, as amended (the "US Funds") (collectively, the "Funds"). Proxies for the funds distributed by Invesco Trimark and managed by an affiliate or a third party (a "Sub-Advisor") will be voted in accordance with the Sub-Advisor's policy, unless the sub-advisory agreement provides otherwise.



The portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Fund. Portfolio managers must vote proxies in accordance with the Invesco Trimark Proxy Voting Guidelines (the Guidelines), as amended from time to time, a copy of which is attached to this policy.



When a proxy is voted against the recommendation of the publicly traded company's Board, the portfolio manager will provide to the Chief Investment Officer ("CIO") or designate the reasons in writing for any vote in opposition to management's recommendation.



Invesco Trimark may delegate to a third party the responsibility to vote proxies on behalf of all or certain Funds, in accordance with the Guidelines.



                               RECORDS MANAGEMENT



The Invesco Trimark Investment Operations department will endeavour to ensure that all proxies and notices are received from all issuers on a timely basis, and will maintain for all Funds:



     -    A record of all proxies received;



     -    a record of votes cast;



     -    a copy of the reasons for voting against management; and for the US
          Funds



     -    the documents mentioned above; and



     - a copy of any document created by Invesco Trimark that was material to making a decision how to vote proxies on behalf of a U.S. Fund and that memorializes the basis of that decision.



Invesco Trimark has a dedicated person ( "Administrator") who manages all proxy voting materials. Proxy voting circulars for all companies are received electronically through an external service provider. Circulars for North American companies and ADRs are generally also received in paper format.



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Once a circular is received, the Administrator verifies that all shares and
Funds affected are correctly listed. The Administrator then gives a copy of the proxy ballot to each affected portfolio manager and maintains a tracking list to ensure that all proxies are voted within the prescribed deadlines.



Once voting information has been received from the portfolio managers, voting instructions are sent electronically to the service provider who then forwards the instructions to the appropriate proxy voting agent or transfer agent. The external service provider retains on behalf of Invesco Trimark a record of the votes cast and agrees to provide Invesco Trimark with a copy of proxy records promptly upon request. The service provider must make all documents available to Invesco Trimark for a period of 7 years. In the event that Invesco Trimark ceases to use an external service provider, all documents would be maintained and preserved in an easily accessible place i) for a period of 2 years where Invesco Trimark carries on business in Canada and ii) for a period of 5 years thereafter at the same location or at any other location.



REPORTING



The CIO will report on proxy voting to the Fund Boards on an annual basis with respect to all funds managed in Canada or distributed by Invesco Trimark and managed by a Sub-Advisor. The CIO will report on proxy voting to the Board of Directors of the US Funds as required from time to time.



In accordance with National Instrument 81-106 (NI 81-106), proxy voting records for all Canadian mutual funds for years ending June 30th are posted on Invesco Trimark's website no later than August 31st of each year.



The Invesco Trimark Compliance department will review the proxy voting records held by Invesco Trimark on an annual basis to confirm that proxy voting records are posted by the August 31st deadline under NI 81-106. A summary of the review will be retained onsite for 2 years and thereafter offsite for 5 years with a designated records maintenance firm.



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                                 INVESCO TRIMARK



                             PROXY VOTING GUIDELINES



PURPOSE



The purpose of this document is to describe Invesco Trimark's general guidelines for voting proxies received from companies held in Invesco Trimark's Toronto-based funds. Proxy voting for the funds managed on behalf of Invesco Trimark on a sub-advised basis (i.e. by other Invesco business units or on a third party basis) are subject to the proxy voting policies & procedures of those other entities. As part of its regular due diligence, Invesco Trimark will review the proxy voting policies & procedures of any new sub-advisors to ensure that they are appropriate in the circumstances.



INTRODUCTION



Invesco Trimark has the fiduciary obligation to ensure that the long-term economic best interest of unitholders is the key consideration when voting proxies of portfolio companies.



The default is to vote with the recommendation of the publicly traded company's Board.



As a general rule, Invesco Trimark shall vote against any actions that would:



     -    reduce the rights or options of shareholders,



     - reduce shareholder influence over the board of directors and management,



     - reduce the alignment of interests between management and shareholders, or



     -    reduce the value of shareholders' investments.



At the same time, since Invesco Trimark's Toronto-based portfolio managers follow an investment discipline that includes investing in companies that are believed to have strong management teams, the portfolio managers will generally support the management of companies in which they invest, and will accord proper weight to the positions of a company's board of directors. Therefore, in most circumstances, votes will be cast in accordance with the recommendations of the company's board of directors.



While Invesco Trimark's proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances (including country specific considerations), and retain the right to vote proxies as deemed appropriate. These guidelines may be amended from time to time.



CONFLICTS OF INTEREST



When voting proxies, Invesco Trimark's portfolio managers assess whether there are material conflicts of interest between Invesco Trimark's interests and those of unitholders. A potential conflict of interest situation may include where Invesco Trimark or an affiliate manages assets for, provides other financial services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote in favour of management of the company may harm Invesco Trimark's relationship with the company. In all situations, the portfolio managers will not take Invesco Trimark's relationship with the company into account, and will vote the proxies in the best interest of the unitholders. To the extent that a portfolio manager has any personal conflict of interest with respect to a company or an issue presented, that portfolio manager should abstain from voting on that company or issue. Portfolio managers are required to report to the CIO any such conflicts of interest and/or attempts by outside parties to improperly influence the voting process. The CIO will report any conflicts of interest to the Trading Committee and the Independent Review Committee on an annual basis.



                                      E-48
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I BOARDS OF DIRECTORS



We believe that a board that has at least a majority of independent directors is integral to good corporate governance. Unless there are restrictions specific to a company's home jurisdiction, key board committees, including audit and compensation committees, should be completely independent.



VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS



Votes in an uncontested election of directors are evaluated on a CASE-BY-CASE BASIS, considering factors that may include:



     -    Long-term company performance relative to a market index,



     -    Composition of the board and key board committees,



     -    Nominee's attendance at board meetings,



     - Nominee's time commitments as a result of serving on other company boards,



     -    Nominee's investments in the company,



     -    Whether the chairman is also serving as CEO, and



     -    Whether a retired CEO sits on the board.



VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS



Votes in a contested election of directors are evaluated on a CASE-BY-CASE BASIS, considering factors that may include:



     - Long-term financial performance of the target company relative to its industry,



     -    Management's track record,



     -    Background to the proxy contest,



     -    Qualifications of director nominees (both slates),



     - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and



     -    Stock ownership positions.



MAJORITY THRESHOLD VOTING FOR DIRECTOR ELECTIONS



We will generally vote for proposals that require directors to be elected with an affirmative majority of votes cast unless the relevant portfolio manager believes that the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate and timely response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.



REIMBURSEMENT OF PROXY SOLICITATION EXPENSES



Decisions to provide reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE BASIS.



SEPARATING CHAIRMAN AND CEO



Shareholder proposals to separate the chairman and CEO positions should be evaluated on a CASE-BY-CASE BASIS.



While we generally support these proposals, some companies have governance structures in place that can satisfactorily counterbalance a combined position. Voting decisions will take into account factors such as:



                                      E-49

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     -    Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;



     -    Majority of independent directors;



     -    All-independent key committees;



     -    Committee chairpersons nominated by the independent directors;



     - CEO performance is reviewed annually by a committee of outside directors; and



     -    Established governance guidelines.



MAJORITY OF INDEPENDENT DIRECTORS



While we generally support shareholder proposals asking that a majority of directors be independent, each proposal should be evaluated on a case-by-case basis.



We generally vote for shareholder proposals that request that the board's audit, compensation, and/or nominating committees be composed exclusively of independent directors.



STOCK OWNERSHIP REQUIREMENTS



We believe that individual directors should be appropriately compensated and motivated to act in the best interests of shareholders. Share ownership by directors better aligns their interests with those of other shareholders. Therefore, we believe that meaningful share ownership by directors is in the best interest of the company.



We generally vote for proposals that require a certain percentage of a director's compensation to be in the form of common stock.



SIZE OF BOARDS OF DIRECTORS



We believe that the number of directors is important to ensuring the board's effectiveness in maximizing long-term shareholder value. The board must be large enough to allow it to adequately discharge its responsibilities, without being so large that it becomes cumbersome.



While we will prefer a board of no fewer than 5 and no more than 16 members, each situation will be considered on a CASE-BY-CASE basis taking into consideration the specific company circumstances.



CLASSIFIED OR STAGGERED BOARDS



In a classified or staggered board, directors are typically elected in two or more "classes", serving terms greater than one year.



We prefer the annual election of all directors and will generally NOT SUPPORT proposals that provide for staggered terms for board members. We recognize that there may be jurisdictions where staggered terms for board members is common practice and, in such situations, we will review the proposals on a CASE-BY-CASE basis.



DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION



We recognize that many individuals may be reluctant to serve as corporate directors if they were to be personally liable for all lawsuits and legal costs. As a result, limitations on directors' liability can benefit the corporation and its shareholders by helping to attract and retain qualified directors while providing recourse to shareholders on areas of misconduct by directors.



We generally vote for proposals that limit directors' liability and provide indemnification as long as the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the corporation and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.



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II AUDITORS



A strong audit process is a requirement for good corporate governance. A significant aspect of the audit process is a strong relationship with a knowledgeable and independent set of auditors.



RATIFICATION OF AUDITORS



We believe a company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence.



We generally vote for the reappointment of the company's auditors unless:



     - It is not clear that the auditors will be able to fulfill their function;



     - There is reason to believe the auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or



     - The auditors have a significant professional or personal relationship with the issuer that compromises their independence.



DISCLOSURE OF AUDIT VS. NON-AUDIT FEES



Understanding the fees earned by the auditors is important for assessing auditor independence. Our support for the re-appointment of the auditors will take into consideration whether the management information circular contains adequate disclosure about the amount and nature of audit vs. non-audit fees.



There may be certain jurisdictions that do not currently require disclosure of audit vs. non-audit fees. In these circumstances, we will generally support proposals that call for this disclosure.



III COMPENSATION PROGRAMS



Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider each compensation plan in its entirety (including all incentives, awards and other compensation) to determine if the plan provides the right incentives to managers and directors and is reasonable on the whole.



While we generally encourage companies to provide more transparent disclosure related to their compensation programs, the following are specific guidelines dealing with some of the more common features of these programs (features not specifically itemized below will be considered on a CASE-BY-CASE basis taking into consideration the general principles described above):



CASH COMPENSATION AND SEVERANCE PACKAGES



We will generally SUPPORT the board's discretion to determine and grant appropriate cash compensation and severance packages.



EQUITY BASED PLANS - DILUTION



We will generally vote AGAINST equity-based plans where the total dilution (including all equity-based plans) is excessive. The CIO will require a written explanation any time a portfolio manager votes against an equity-based plans.



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EMPLOYEE STOCK PURCHASE PLANS



We will generally vote FOR the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value. It is recognized that country specific circumstances may exist (e.g. tax issues) that require proposals to be reviewed on a CASE-BY-CASE basis.



LOANS TO EMPLOYEES



We will vote against the corporation making loans to employees to allow employees to pay for stock or stock options. It is recognized that country specific circumstances may exist that require proposals to be reviewed on a CASE-BY-CASE basis.



STOCK OPTION PLANS - BOARD DISCRETION



We will vote AGAINST stock option plans that give the board broad discretion in setting the terms and conditions of the programs. Such programs should be submitted with detail and be reasonable in the circumstances regarding their cost, scope, frequency and schedule for exercising the options.



STOCK OPTION PLANS - INAPPROPRIATE FEATURES



We will generally vote against plans that have any of the following structural features:



     -    ability to re-price "underwater" options without shareholder approval,



     - ability to issue options with an exercise price below the stock's current market price,



     -    ability to issue "reload" options, or



     -    automatic share replenishment ("evergreen") features.



STOCK OPTION PLANS - DIRECTOR ELIGIBILITY



While we prefer stock ownership by directors, we will SUPPORT stock option plans for directors as long as the terms and conditions of director options are clearly defined



STOCK OPTION PLANS - REPRICING



We will vote FOR proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.



STOCK OPTION PLANS - VESTING



We will vote AGAINST stock option plans that are 100% vested when granted.



STOCK OPTION PLANS - AUTHORIZED ALLOCATIONS



We will generally vote AGAINST stock option plans that authorize allocation of 25% or more of the available options to any one individual.



STOCK OPTION PLANS - CHANGE IN CONTROL PROVISIONS



We will vote AGAINST stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares.



IV CORPORATE MATTERS



We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers & acquisitions on a case-by-case basis, taking into consideration the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating



                                      E-52

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benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.



COMMON STOCK AUTHORIZATION



We will review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.



DUAL CLASS SHARE STRUCTURES



Dual class share structures involve a second class of common stock with either superior or inferior voting rights to those of another class of stock.



We will generally vote AGAINST proposals to create or extend dual class share structures where certain stockholders have superior or inferior voting rights to another class of stock.



STOCK SPLITS



We will vote FOR proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.



REVERSE STOCK SPLITS



We will vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.



SHARE REPURCHASE PROGRAMS



We will vote AGAINST proposals to institute open-market share repurchase plans if all shareholders do not participate on an equal basis.



REINCORPORATION



Reincorporation involves re-establishing the company in a different legal jurisdiction.



We will generally vote FOR proposals to reincorporate the company provided that the board and management have demonstrated sound financial or business reasons for the move. Proposals to reincorporate will NOT BE SUPPORTED if solely as part of an anti-takeover defense or as a way to limit directors' liability.



MERGERS & ACQUISITIONS



We will vote FOR merger & acquisition proposals that the relevant portfolio managers believe, based on their review of the materials:



     -    will result in financial and operating benefits,



     -    have a fair offer price,



     -    have favourable prospects for the combined companies, and



     - will not have a negative impact on corporate governance or shareholder rights.



V SOCIAL RESPONSIBILITY



We recognize that to effectively manage a corporation, directors and management must consider not only the interests of shareholders, but the interests of employees, customers, suppliers, and creditors, among others.



                                      E-53

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We believe that companies and their boards must give careful consideration to social responsibility issues in order to enhance long-term shareholder value.



We SUPPORT efforts by companies to develop policies and practices that consider social responsibility issues related to their businesses.



VI SHAREHOLDER PROPOSALS



Shareholder proposals can be extremely complex, and the impact on the interests of all stakeholders can rarely be anticipated with a high degree of confidence. As a result, shareholder proposals will be reviewed on a CASE-BY-CASE basis with consideration of factors such as:



     - the proposal's impact on the company's short-term and long-term share value,



     -    its effect on the company's reputation,



     -    the economic effect of the proposal,



     -    industry and regional norms applicable to the company,



     -    the company's overall corporate governance provisions, and



     -    the reasonableness of the request.



We will generally SUPPORT shareholder proposals that require additional disclosure regarding corporate responsibility issues where the relevant portfolio manager believes:



     - the company has failed to adequately address these issues with shareholders,



     - there is information to suggest that a company follows procedures that are not in compliance with applicable regulations, or



     - the company fails to provide a level of disclosure that is comparable to industry peers or generally accepted standards.



We will generally NOT SUPPORT shareholder proposals that place arbitrary or artificial constraints on the board, management or the company.



ORDINARY BUSINESS PRACTICES



We will generally SUPPORT the board's discretion regarding shareholder proposals that involve ordinary business practices.



PROTECTION OF SHAREHOLDER RIGHTS



We will generally vote FOR shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.



BARRIERS TO SHAREHOLDER ACTION



We will generally vote FOR proposals to lower barriers to shareholder action.



SHAREHOLDER RIGHTS PLANS



We will generally vote FOR proposals to subject shareholder rights plans to a shareholder vote.



                                      E-54

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VII OTHER



We will vote AGAINST any proposal where the proxy materials lack sufficient information upon which to base an informed decision.



We will vote AGAINST any proposals to authorize the company to conduct any other business that is not described in the proxy statement (including the authority to approve any further amendments to an otherwise approved resolution).



                                      E-55
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                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

     A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


     All information listed below is as of November 17, 2009.



         PREMIER PORTFOLIO           Investor Class Shares   Institutional Class Shares
----------------------------------   ---------------------   --------------------------
        Name and Address of             Percentage Owned          Percentage Owned
         Principal Holder                  of Record                  of Record
----------------------------------   ---------------------   --------------------------
AIM Fund of Funds
Attn:  Brian Smith
Money Market Portfolio Admin.
11 Greenway Plaza
Houston, TX  77046                             --                       41.16%

Calhoun Comerica
411 West Lafayette
Detroit, MI 48226                              --                       24.74%

Karen Dunn Kelley*
1201 Beechwood Blvd                          6.37%                         --
Pittsburgh, PA 15206-4519

Oppenheimer & Co Inc. NSCC
125 Broad St. 16th Fl.                         --                        5.38%
New York, NY  10004-2400


*    Owned of record and beneficially.


   PREMIER TAX-EXEMPT PORTFOLIO      Investor Class Shares   Institutional Class Shares
----------------------------------   ---------------------   --------------------------
        Name and Address of             Percentage Owned          Percentage Owned
         Principal Holder                  of Record                  of Record
----------------------------------   ---------------------   --------------------------
Bank of OK
Attn:  Carrie Jacobson
P.O. Box 2300
Tulsa, OK 74192                                --                       43.78%

Borge D. Endresen
1205 W. 9th St.                              6.30%                         --
Austin, TX 78703

L  A Idler TR
2102 W. Dry Creek Rd.                        5.55%                         --
Littleton, CO 80120

Oppenheimer & Co Inc. NSCC
125 Broad St 16th Fl                           --                       24.90%
New York, NY  10004-2400

(INVESCO LOGO)


   PREMIER TAX-EXEMPT PORTFOLIO      Investor Class Shares   Institutional Class Shares
----------------------------------   ---------------------   --------------------------
        Name and Address of             Percentage Owned          Percentage Owned
         Principal Holder                  of Record                  of Record
----------------------------------   ---------------------   --------------------------
Robert W. Trudeau TTEE
Robert W. Trudeau Trust 05/14/1998
2 Parwood Ct
Johnson City, TN  37601-2179                23.89%                         --

WFSLLC
Attn:  Money Funds
Maid COD NC 0675 Bldg 1B1                      --                       15.74%
1525 West W.T Harris Blvd
Charlotte, NC 28262-0675

Var & Co
Attn: Mutual Funds
P. O. Box 64010
St. Paul, MN  55164                            --                        5.19%



   PREMIER U.S. GOVERNMENT MONEY
             PORTFOLIO               Investor Class Shares   Institutional Class Shares
----------------------------------   ---------------------   --------------------------
        Name and Address of              Percentage Owned          Percentage Owned
         Principal Holder                   of Record                 of Record
----------------------------------   ---------------------   --------------------------
Calhoun Comerica
411 West Lafayette
Detroit, MI  48226                             --                       19.60%

Goldman Sachs GCS
Attn: Rene Godin
71 South Wacker Dr, Ste 500                    --                        8.31%
Chicago, IL 60606

MG Trustco Cust FBO
Esse Health PSP
700 17th Street, Suite 300                   9.59%                         --
Denver, CO  80202

Nabank & Co
P. O. Box 2180                                 --                       11.43%
Tulsa, OK 74101

RBC Dain Rauscher (NSCC)
60 South Sixth Street                          --                        5.29%
Minneapolis, MN  55402

Scott & Stringfellow, Inc.
909 E. Main St.                                --                        6.72%
Richmond, VA 23219

Simmons First National
Attn:  Neal Jenkins
8315 Cantrell Rd, Suite 200                    --                       13.99%
Little Rock, AR  72227


MANAGEMENT OWNERSHIP


     As of November 17, 2009, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund, except the trustees and officers as a group owned 8.60% of the outstanding Investor Class Shares of Premier Portfolio.



                                      F-2
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                                   APPENDIX G

                                 MANAGEMENT FEES

     For the last three fiscal years ended August 31, the management fees payable by each Fund, the amounts waived by Invesco Aim, as applicable, and the net fee paid by each Fund were as follows:

PREMIER PORTFOLIO


                      AUGUST 31, 2009                    AUGUST 31, 2008                     AUGUST 31, 2007
            ---------------------------------- ----------------------------------- ----------------------------------
                                       NET                                 NET                                NET
            MANAGEMENT  MANAGEMENT  MANAGEMENT  MANAGEMENT  MANAGEMENT  MANAGEMENT MANAGEMENT  MANAGEMENT  MANAGEMENT
                FEE        FEE         FEE         FEE         FEE         FEE        FEE         FEE         FEE
 ADVISOR      PAYABLE     WAIVERS    PAYABLE     PAYABLE     WAIVERS     PAYABLE    PAYABLE      WAIVERS     PAYABLE
----------- ---------- ------------ ---------- ----------- ------------ ---------- ---------- ------------ ----------
Invesco Aim $9,489,974 $(2,691,604) $6,798,370 $11,844,112 $(3,790,116) $8,053,996 $7,967,698 $(2,549,663) $5,418,035


PREMIER TAX-EXEMPT PORTFOLIO


                      AUGUST 31, 2009                    AUGUST 31, 2008                     AUGUST 31, 2007
            ---------------------------------- ----------------------------------- ----------------------------------
                                       NET                                 NET                                NET
            MANAGEMENT  MANAGEMENT  MANAGEMENT  MANAGEMENT  MANAGEMENT  MANAGEMENT MANAGEMENT  MANAGEMENT  MANAGEMENT
                FEE        FEE         FEE         FEE         FEE         FEE        FEE         FEE         FEE
 ADVISOR      PAYABLE     WAIVERS    PAYABLE     PAYABLE     WAIVERS     PAYABLE    PAYABLE      WAIVERS     PAYABLE
----------- ---------- ------------ ---------- ----------- ------------ ---------- ---------- ------------ ----------
Invesco Aim  $753,564       --       $753,564    $819,943       --       $819,943   $125,042       --       $125,042


PREMIER U.S. GOVERNMENT MONEY PORTFOLIO


                      AUGUST 31, 2009                    AUGUST 31, 2008                     AUGUST 31, 2007
            ----------------------------------- ----------------------------------- ---------------------------------
                                        NET                                 NET                                NET
             MANAGEMENT  MANAGEMENT  MANAGEMENT  MANAGEMENT  MANAGEMENT  MANAGEMENT MANAGEMENT  MANAGEMENT  MANAGEMENT
                FEE         FEE         FEE         FEE         FEE         FEE        FEE         FEE         FEE
 ADVISOR      PAYABLE      WAIVERS     PAYABLE    PAYABLE     WAIVERS     PAYABLE    PAYABLE      WAIVERS     PAYABLE
----------- ----------- ------------ ---------- ----------- ------------ ---------- ---------- ------------ ----------
Invesco Aim $10,260,538   $897,559   $9,362,979   $381,783   $(262,381)   $119,402    $82,433    $(26,379)   $56,054



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                                   APPENDIX H

                          ADMINISTRATIVE SERVICES FEES


     For the last three fiscal years ended August 31, the Funds paid no administrative fees to Invesco Aim for administrative services.



                                       H-1

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                                   APPENDIX I

              PURCHASE OF SECURITIES OF REGULAR BROKERS OR DEALERS

PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS


     During the last fiscal year ended August 31, 2009, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio did not purchase securities of its regular brokers or dealers.



                                       I-1

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                                   APPENDIX J

      CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS


1st Global Capital Corporation
1st Partners, Inc.
401k Exchange, Inc.
401k Producer Services
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc.
AIG Retirement
Advantage Capital Corporation
Advest Inc.
Allianz Life
Allstate
American Portfolios Financial Services Inc.
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise Financial Services, Inc.
APS Financial Corporation
Ascensus
Associated Securities Corporation
AXA Advisors, LLC
The Bank of New York
Bank of America
Bank of Oklahoma
Bear Stearns Securities Corp.
BOSC, Inc.
Branch Banking & Trust Company
Brown Brothers Harriman & Co.
Buck Kwasha Securities LLC
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Cantella & Co., Inc.
Cantor Fitzgerald & Co.
Centennial Bank
Charles Schwab & Company, Inc.
Chase Citibank, N.A.
Citigroup
Citistreet
Comerica Bank
Commerce Bank
Commonwealth Financial Network LPL
Community National Bank
Compass Bank
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
CPI Qualified Plan Consultants, Inc.
Credit Suisse Securities
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
D.A. Davidson & Company
Daily Access Corporation
Deutsche Bank Securities, Inc.
Dorsey & Company Inc.
Edward Jones & Co.
Equity Services, Inc.
Expertplan
Fidelity
Fifth Third Bank
Fifth Third Securities, Inc.
Financial Data Services Inc.
Financial Network Investment Corporation
Financial Planning Association
Financial Services Corporation
First Clearing Corp.
First Command Financial Planning, Inc.
First Financial Equity Corp.
First Southwest Company
Frost Brokerage Services, Inc.
Frost National Bank
FSC Securities Corporation
Fund Services Advisors, Inc.
Gardner Michael Capital, Inc.
GE Capital Life Insurance Company of New York
GE Life & Annuity Company
Genworth
Genworth Financial Securities Corp.
Glenbrook Life and Annuity Company
Goldman, Sachs & Co.
Great West Life
Guaranty Bank & Trust
Guardian
GunnAllen Financial
GWFS Equities, Inc.
Hare and Company
Hartford
H.D. Vest
Hewitt Financial Services
Hightower Securities, LLC
Hornor, Townsend & Kent, Inc.
Huntington Capital
Huntington National Bank
The Huntington Investment Company
ICMA Retirement Corporation
ING
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investacorp, Inc.
Investment Centers of America, Inc.
Jackson National Life
Jefferson National Life Insurance Company
Jefferson Pilot Securities Corporation
J.M. Lummis Securities
JP Morgan
Kanaly Trust Company
Kemper
LaSalle Bank, N.A.
Lincoln Financial
Loop Capital Markets, LLC
LPL Financial Corp.
M & T Securities, Inc.
M M L Investors Services, Inc.
Marshall & Ilsley Trust Co., N.A.
Mass Mutual
Matrix
Mellon Bank N.A.
Mellon Financial
Mellon Financial Markets
Mercer Trust Company
Merrill Lynch
Metlife
Metropolitan Life
Meyer Financial Group, Inc.
Money Concepts
Morgan Keegan & Company, Inc.
Morgan Stanley
..
MSCS Financial Services, LLC
Multi-Financial Securities Corporation
Municipal Capital Markets Group, Inc.
Mutual Service Corporation
Mutual Services, Inc.
N F P Securities, Inc.
NatCity Investments, Inc.
National Financial Services Corporation
National Planning Corporation
National Planning Holdings
National Retirement Partners Inc.
Nationwide
New York Life
Next Financial Group, Inc.
NFP Securities Inc.
Northeast Securities, Inc.
Northwestern Mutual Investment Services
OneAmerica Financial Partners Inc.
Oppenheimer & Company, Inc.
Oppenheimer Securities
Oppenheimer Trust Company
Pacific Life
Penn Mutual Life
Penson Financial Services
Pershing
PFS Investments, Inc.
Phoenix Life Insurance Company
Piper Jaffray
Plains Capital Bank

(INVESCO LOGO)


Planco
PNC Bank, N.A.
PNC Capital Markets LLC
Primevest Financial Services, Inc.
Princeton Retirement Group, Inc.
Principal Financial
Proequities, Inc.
Prudential
R B C Dain Rauscher, Inc.
RBC Wealth Management
Raymond James
Ridge Clearing
Robert W. Baird & Co.
Ross Sinclair & Associates LLC
Royal Alliance Associates
Riversource (Ameriprise)
RSBCO
S I I Investments, Inc.
Salomon Smith Barney
Sanders Morris Harris
SCF Securities, Inc.
Scott & Stringfellow, Inc.
Securities America, Inc.
Security Distributors, Inc.
Sentra Securities
Silverton Capital, Corp.
Simmons First Investment Group, Inc.
Smith Barney Inc.
Smith Hayes Financial Services
Southwest Securities
Sovereign Bank
Spelman & Company
State Farm
State Street Bank & Trust Company
Stifel Nicolaus & Company
SunAmerica Securities, Inc.
SunGard
Sun Life SunTrust
SunTrust Robinson Humphrey
SWS Financial Services, Inc.
Symetra Investment Services Inc.
TD Ameritrade
The (Wilson) William Financial Group
TFS Securities, Inc.
Transamerica Capital Inc.
Transamerica Treasury Curve, LLC
Treasury Strategies
T Rowe Price
Trust Management Network, LLC
U.S. Bancorp
UBS Financial Services Inc.
UMB Financial Services, Inc.
Union Bank
Union Bank of California, N.A.
Union Central
United Planners Financial
US Bank
U.S. Bank, N.A.
UVEST
Vanguard Marketing Corp.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
vFinance Investments, Inc.
Vining Sparks IBG, LP
Wachovia Capital Markets, LLC
Wachovia
Wadsworth Investment Co., Inc.
Waterstone Financial Group, Inc.
Wells Fargo
Woodbury Financial Services, Inc.
Zions Bank

(INVESCO LOGO)

(INVESCO LOGO)

                                  APPENDIX K-1

                    PENDING LITIGATION ALLEGING MARKET TIMING


     Pursuant to an Order of the MDL Court, plaintiffs in the above related lawsuits, including purported class action and shareholder derivative suits, consolidated their claims for pre-trial purposes into three amended complaints against, various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations ERISA purportedly brought on behalf of participants in Invesco's 401(k) plan (the Calderon lawsuit discussed below).



     RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND
     R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act of 1933 (the "Securities Act"); Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act"); breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.



     CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISOERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER,

(INVESCO LOGO)


     LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK
     M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"); Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.



     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.



     On January 5, 2008, the parties reached an agreement in principle to settle both the class action (Lepera) and the derivative (Essenmacher) lawsuits, subject to the MDL Court approval. Individual class members have the right to object.



     On December 15, 2008, the parties reached an agreement in principle to settle this the ERISA (Calderon) lawsuit, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

a (1) - (a) Amended and Restated Agreement and Declaration of Trust of
        Registrant dated September 14, 2005.(10)

      - (b) Amendment No. 1, dated May 24, 2006, to Amended and Restated Agreement and Declaration of Trust of Registrant.(12)

      - (c) Amendment No. 2, dated July 5, 2006, to Amended and Restated Agreement and Declaration of Trust of Registrant.(12)

      - (d) Amendment No. 3, dated May 1, 2008, to Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective September 14, 2005.(16)

b (1) - (a) Amended and Restated Bylaws of Registrant adopted effective
        September 14, 2005.(10)

      - (b) Amendment No. 1, dated August 1, 2006, to Amended and Restated Bylaws of Registrant.(12)

      - (c) Amendment No. 2, dated March 23, 2007, to Amended and Restated Bylaws of Registrant.(14)

      - (d) Amendment No. 3, dated January 1, 2008, to Amended and Restated Bylaws of Registrant.(15)

c     - Articles II, VI, VII, VIII and IX of the Amended and Restated Agreement
        and Declaration of Trust, as amended, and Articles IV, V and VI of the Amended and Restated Bylaws, as amended, define rights of holders of shares.

d (1) - (a) Master Investment Advisory Agreement, dated November 25, 2003, between Registrant and A I M Advisors, Inc. with respect to INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund.(7)

      - (b) Amendment No. 1, dated October 15, 2004, to the Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc. with respect to INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund.(7)

      - (c) Amendment No. 2, dated February 25, 2005, to the Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc. with respect to Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.(10)

  (2) - Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May 1, 2008 between Invesco Aim Advisors, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and AIM Funds Management Inc. (16)
e (1) - Underwriting Agreement, dated December 7, 2007, between Registrant and A
        I M Distributors, Inc., with respect to Institutional Class Shares of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.(14)

  (2) - (a) First Restated Master Distribution Agreement dated August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and AIM Distributors.(12)

      - (b) Amendment No. 1, dated December 8, 2006, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares).(14)

      - (c) Amendment No. 2, dated January 31, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares).(14)

      - (d) Amendment No. 3, dated February 28, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares).(14)

      - (e) Amendment No. 4, dated March 9, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares).(14)

      - (f) Amendment No. 5, dated April 23, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares).(14)

      - (g) Amendment No. 6, dated September 28, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares).(14)

      - (h) Amendment No. 7, dated December 20, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares).(15)

      - (i) Amendment No. 8, dated April 28, 2008, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares).(16)

      - (j) Amendment No. 9, dated April 30, 2008, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares).(16)

      - (k) Amendment No. 10, dated May 1, 2008, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares).(16)

      - (l) Amendment No. 11, dated July 24, 2008, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares).(16)

      - (m) Amendment No. 12, dated October 3, 2008, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares).(16)


      - (n) Amendment No. 13, dated May 29, 2009, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares).(17)



      - (o) Amendment No. 14, dated June 2, 2009, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares).(17)



      - (p) Amendment No. 15, dated July 14, 2009, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares).(17)



      - (q) Amendment No. 16, dated September 24, 2009, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares).(17)

  (3) - Form of Selected Dealer Agreement between Invesco Aim Distributors, Inc. and selected dealers.(17)



  (4) - Form of Bank Selling Group Agreement between Invesco Aim Distributors, Inc. and banks.(17)



f (1) - Form of AIM Funds Retirement Plan for Eligible Directors/Trustees, as amended and restated January 1, 2008.(17)



  (2) - Form of AIM Funds Trustee Deferred Compensation Agreement for Registrant's No-Affiliated Directors, as amended January 1, 2008.(17)


g (1) - (a) Custody Agreement between Registrant and The Bank of New York, dated
        December 8, 2003.(7)

        (b) Amendment No. 1, dated May 31, 2005, to the Custody Agreement between Registrant and The Bank of New York, dated December 8, 2003.(12)

  (2) - Agreement among JPMorgan Chase Bank, N.A., The Bank of New York, A I M Investment Services, Inc. and Registrant, dated June 20, 2005.(11)

h (1) - (a) Amended and Restated Transfer Agency Agreement, dated February 25,
        2005, between Registrant and AIM Investment Services, Inc. with respect to Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.(7)

      - (b) Amendment No. 1, dated July 1, 2005, between Registrant and AIM Investment Services, Inc.(11)

  (2) - Second Amended and Restated Master Administrative Service Agreement dated July 1, 2006, between Registrant and A I M Advisors, Inc.(12)


  (3) - Fourth Amended and Restated Memorandum of Agreement, regarding securities lending, dated June 2, 2009, between Registrant, on behalf of all Funds, and Invesco Aim Advisors, Inc.(17)



  (4) - Memorandum of Agreement, regarding fee waivers, dated July 1, 2009, between Registrant, on behalf of Premier Portfolio and Premier U.S. Government Money Portfolio and Invesco Aim Advisors, Inc.(17)


  (5) - Third Amended and Restated Interfund Loan Agreement, dated December 30, 2005, between Registrant and A I M Advisors, Inc.(13)


i     - Legal Opinion - None.



j (1) - Consent of Stradley Ronon Stevens & Young, LLP.(17)



  (2) - Consent of PricewaterhouseCoopers, LLP.(17)



k     - Financial Statements for the period ended August 31, 2008 are incorporated by reference to the Funds' annual reports to shareholders contained in the Registrant's Form N-CSR on November 6. 2009.



l     - Not applicable.

m     - Not applicable.



n (1) - Fifteenth Amended and Restated Multiple Class Plan of The AIM Family of
        Funds(R)effective December 12, 2001, as amended and restated effective September 25, 2009.(17)



o     - Reserved.



p (1) - Invesco Aim Management Group Inc. and AIM Funds Code of Ethics, adopted
        May 1, 1981, as last amended effective February 16, 2006January 1, 2009, relating to Invesco Aim Management Group Inc. and any of its subsidiaries.(17)



  (2) - INVESCO Code of Ethics, dated February 29, 2008, as last amended January 1, 2009, relating to Invesco Global Asset Management (N.A.), Inc., Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc.(17)



  (3) - Code of Ethics relating to Invesco Asset Management Limited.(17)



  (4) - Invesco Asset Management (Japan) Limited Code of Ethics on behalf of AIM Japan Fund.(15)



  (5) - Invesco Staff Ethics and Personal Share Dealing, dated September 2008, relating to Invesco Hong Kong Limited.(17)



  (6) - Invesco Ltd. Code of Conduct, revised November 2008, Invesco Trimark Ltd. Addendum to the Invesco Code of Conduct, revised July 2008, Policy No. D-6 Gifts and Entertainment, revised March 2008, and Policy No. D-7 AIM Trimark Personal Trading Policy, revised March 2007, together the Code of Ethics relating to Invesco Trimark Ltd.(17)



  (7) - Code of Ethics dated May 1, 2008, relating to Invesco Continental Europe Incesco Asset Management Deutschland GmbH.(17)



  (8) - INVESCO PLC Code of Conduct, revised November 2008, relating to Invesco Australia Limited.(17)


q     - Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden, Fields,
        Flanagan, Frischling, Mathai-Davis, Pennock, Soll, Stickel and
        Taylor.(16)

(1) Incorporated by reference to PEA No. 31 to the registration statement filed on August 28, 2003.

(2) Incorporated by reference to PEA No. 30 to the registration statement filed on August 27, 2003. (Identical except for the name of the Registrant (AIM Treasurer's Series Trust) and the date.)

(3) Incorporated by reference to PEA No. 47 to the Registration Statement of INVESCO Money Market Funds, Inc. filed on August 12, 2003. (Identical except for the name of the Registrant (AIM Treasurer's Series Trust) and the date.)

(4) Incorporated by reference to the Registration Statements on Form N-14 of AIM Investment Securities Funds and AIM Tax-Exempt Funds filed on August 13, 2003.

(5) Incorporated by reference to PEA No. 77 to the Registration Statement of AIM Equity Funds filed on July 7, 2003.

(6) Incorporated by reference to PEA No. 32 to the Registration Statement filed on October 30, 2003.

(7) Incorporated by reference to PEA No. 34 to the Registration Statement filed on December 2, 2004.

(8) Incorporated by reference to PEA No. 35 to the Registration Statement filed on December 23, 2004.

(9) Incorporated by reference to PEA No. 36 to the Registration Statement filed on December 23, 2004.

(10) Incorporated by reference to PEA No. 37 to the Registration Statement filed on October 19, 2005.

(11) Incorporated by reference to PEA No. 38 to the Registration Statement filed on December 19, 2005.

(12) Incorporated by reference to PEA No. 39 to the Registration Statement filed on October 13, 2006.

(13) Incorporated by reference to PEA No. 40 to the Registration Statement filed on December 14, 2006.

(14) Incorporated by reference to PEA No. 41 to the Registration Statement filed on December 18, 2007.

(15) Incorporated by reference to PEA No. 42 to the Registration Statement filed on February 15, 2008.


(16) Incorporated by reference to PEA No. 43 to the Registration Statement filed on February 17, 2008.



(17) Filed herewith electronically.

Item 24. Persons Controlled by or Under Common Control With the Fund

     No person is presently controlled by or under common control with the Trust.

Item 25. Indemnification

     Indemnification provisions for officers, trustees, and employees of the Registrant are set forth in Article VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust and Article VIII of its Amended and Restated Bylaws, and are hereby incorporated by reference. See Item 23(a) and (b) above. Under the Amended and Restated Agreement and Declaration of Trust effective as of September 14, 2005, as amended, (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust act, the Registrant's Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class).

     The Registrant and other investment companies and their respective officers and trustees are insured under a joint Mutual Fund Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company and certain other domestic insurers with limits up to $60,000,000 (plus an additional $20,000,000 limit that applies to independent directors/trustees only).

     Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

     Section 9 of the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Sub-Advisory Contract") between Invesco Aim Advisors, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (each a "Sub-Advisor", collectively the "Sub-Advisors") provides that the Sub-Advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance by the Sub-advisor of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under the Sub-Advisory Contract.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, such indemnification by it is against public policy, as expressed in the Act and will be governed by final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisor


     The only employment of a substantial nature of AIM's directors and officers is with Invesco Aim and its affiliated companies. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (each a "Sub-Advisor", collectively the "Sub-Advisors") reference is made to Form ADV filed under the Investment Advisers Act of 1940 by each Sub-Advisor herein incorporated by reference. Reference is also made to the caption "Fund Management - The Advisor" of the Prospectus which comprises Part A of the Registration Statement, and to the caption "Management of the Trust" of the Statement of Additional Information which comprises Part B of the Registration Statement, and to Item 27(b) of this Part C.



     It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim and Invesco Global will be merged into Invesco Institutional, which will be renamed Invesco Advisors, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this merger will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.

Item 27. Principal Underwriters

(a) Invesco Aim Distributors, Inc., the Registrant's principal underwriter, also acts as principal underwriter to the following investment companies:


     AIM Counselor Series Trust

     AIM Equity Funds
     AIM Funds Group
     AIM Growth Series
     AIM International Mutual Funds
     AIM Investment Funds
     AIM Investment Securities Funds
     AIM Sector Funds
     AIM Tax-Exempt Funds
     AIM Variable Insurance Funds
     PowerShares Actively Managed Exchange-Traded Fund Trust
     PowerShares Exchange-Traded Fund Trust
     PowerShares Exchange-Traded Fund Trust II
     PowerShares India Exchange-Traded Fund Trust
     Short-Term Investments Trust

(b) The following table sets forth information with respect to each director, officer or partner of Invesco Aim Distributors, Inc.

Name and Principal             Position and Offices with                             Positions and Offices
Business Address*            Invesco Aim Distributors, Inc.                             with Registrant
-------------------   -------------------------------------------   ------------------------------------------------------
Philip A. Taylor      Director                                      Trustee & Executive Vice President
Gary K. Wendler       Director & Senior Vice President              None
John M. Zerr          Director, Senior Vice President & Secretary   Senior Vice President, Secretary & Chief Legal Officer
John S. Cooper        President                                     None
William Hoppe, Jr.    Executive Vice President                      None
Karen Dunn Kelley     Executive Vice President                      President and Principal Executive Officer
Brian Lee             Executive Vice President                      None
Ben Utt               Executive Vice President                      None
LuAnn S. Katz         Senior Vice President                         None
Ivy B. McLemore       Senior Vice President                         None
Lyman Missimer III    Senior Vice President                         Assistant Vice President
David J. Nardecchia   Senior Vice President                         None
Margaret A. Vinson    Senior Vice President                         None

Name and Principal             Position and Offices with                             Positions and Offices
Business Address*            Invesco Aim Distributors, Inc.                             with Registrant
-------------------   -------------------------------------------   ------------------------------------------------------
David A. Hartley      Treasurer  & Chief Financial Officer          None
Lisa O. Brinkley      Chief Compliance Officer                      Vice President
Lance A. Rejsek       Anti-Money Laundering Compliance Officer      Anti-Money Laundering Compliance Officer


*    11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

(c)  Not applicable.

Item 28. Location of Accounts and Records


     Invesco Aim Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will maintain physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian, The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217-1431, and the Registrant's Transfer Agent and Dividend Paying Agent, Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739.


     Records may also be maintained at the offices of:


     Invesco Asset Management Deutschland GmbH
     An der Welle 5
     1st Floor
     Frankfurt, Germany 60322


     Invesco Asset Management Ltd.
     30 Finsbury Square
     London, United Kingdom
     EC2A 1AG

     Invesco Asset Management (Japan) Limited
     25th Floor, Shiroyama Trust Tower
     3-1, Toranoman 4-chome, Minato-Ku
     Tokyo, Japan 105-6025

     Invesco Australia Limited
     333 Collins Street, Level 26
     Melbourne Vic 3000, Australia

     Invesco Global Asset Management (N.A.), Inc.
     One Midtown Plaza
     1555 Peachtree Street, N.E.
     Atlanta, Georgia 30309

     Invesco Hong Kong Limited
     32nd Floor
     Three Pacific Place
     1 Queen's Road East
     Hong Kong

     Invesco Institutional (N.A.), Inc.
     One Midtown Plaza
     1555 Peachtree Street, N.E.
     Atlanta, Georgia 30309

     Invesco Senior Secured Management, Inc.
     1166 Avenue of the Americas
     New York, NY 10036

     Invesco Trimark Ltd.
     5140 Yonge Street
     Suite 900
     Toronto, Ontario
     Canada M2N 6X7

Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 3rd day of December, 2009.

                                        REGISTRANT: AIM TREASURER'S SERIES TRUST


                                        By: /s/ Karen Dunn Kelley
                                            ------------------------------------
                                            Karen Dunn Kelley, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

              SIGNATURES                            TITLE                     DATE
-------------------------------------   -----------------------------   ----------------


        /s/ Karen Dunn Kelley                     President             December 3, 2009
-------------------------------------   (Principal Executive Officer)
         (Karen Dunn Kelley)


          /s/ Bob R. Baker*                        Trustee              December 3, 2009
-------------------------------------
           (Bob R. Baker)


        /s/ Frank S. Bayley*                       Trustee              December 3, 2009
-------------------------------------
          (Frank S. Bayley)


         /s/ James T. Bunch*                       Trustee              December 3, 2009
-------------------------------------
          (James T. Bunch)


       /s/ Bruce L. Crockett*                  Chair & Trustee          December 3, 2009
-------------------------------------
         (Bruce L. Crockett)


        /s/ Albert R. Dowden*                      Trustee              December 3, 2009
-------------------------------------
         (Albert R. Dowden)


         /s/ Jack M. Fields*                       Trustee              December 3, 2009
-------------------------------------
          (Jack M. Fields)


       /s/ Martin L. Flanagan*                     Trustee              December 3, 2009
-------------------------------------
        (Martin L. Flanagan)


        /s/ Carl Frischling*                       Trustee              December 3, 2009
-------------------------------------
          (Carl Frischling)


       /s/ Prema Mathai-Davis*                     Trustee              December 3, 2009
-------------------------------------
        (Prema Mathai-Davis)


        /s/ Lewis F. Pennock*                      Trustee              December 3, 2009
-------------------------------------
         (Lewis F. Pennock)


           /s/ Larry Soll*                         Trustee              December 3, 2009
-------------------------------------
            (Larry Soll)



      /s/ Raymond Stickel, Jr.*                    Trustee              December 3, 2009
-------------------------------------
       (Raymond Stickel, Jr.)


        /s/ Philip A. Taylor*                    Trustee &              December 3, 2009
-------------------------------------     Executive Vice President
         (Philip A. Taylor)



          /s/ Sheri Morris               Vice President & Treasurer
-------------------------------------     (Principal Financial and      December 3, 2009
           (Sheri Morris)                    Accounting Officer)


*By /s/ Philip A. Taylor
    ---------------------------------
    Philip A. Taylor
    Attorney-in-Fact

* Philip A. Taylor, pursuant to powers of attorney filed in Registrant's Post-Effective Amendment No. 43 on December 17, 2008.

                                      INDEX

Exhibit
Number    Description
-------   -----------
e(2)(n)   Amendment No. 13, dated May 29, 2009, to the First Restated Master
          Distribution Agreement (all classes of shares except Class B shares)

e(2)(o)   Amendment No. 14, dated June 2, 2009, to the First Restated Master
          Distribution Agreement (all classes of shares except Class B shares)

e(2)(p)   Amendment No. 15, dated July 14, 2009, to the First Restated Master
          Distribution Agreement (all classes of shares except Class B shares)

e(2)(q)   Amendment No. 16, dated September 25, 2009, to the First Restated
          Master Distribution Agreement (all classes of shares except Class B shares)

e(3)      Form of Selected Dealer Agreement between Invesco Aim Distributors,
          Inc. and selected dealers

e(4)      Form of Bank Selling Group Agreement between Invesco Aim Distributors,
          Inc. and banks

f(1) Form of AIM Funds Retirement Plan for Eligible Directors/Trustees, as amended and restated January 1, 2008

f(2)      Form of AIM Funds Trustee Deferred Compensation Agreement for
          Registrant's Non-Affiliated Directors, as amended January 1, 2008

h(3) Fourth Amended and Restated Memorandum of Agreement regarding securities lending waiver, dated June 2, 2009, between Registrant, on behalf of all Funds, and Invesco Aim Advisors, Inc.

h(4) Memorandum of Agreement, regarding advisory fee waivers, dated July 1, 2009, between Registrant, on behalf of Premier Portfolio and Premier
          U.S. Government Money Portfolio and Invesco Aim Advisors, Inc.

j(1)      Consent of Stradley Ronon Stevens & Young, LLP

j(2)      Consent of PricewaterhouseCoopers, LLP

n Fifteenth Amended and Restated Multiple Class Plan of The AIM Family of Funds(R)effective December 12, 2001, as amended and restated effective September 25, 2009

p(1) Invesco Aim Management Group, Inc. and AIM Funds Code of Ethics, adopted May 1, 1981, as last amended effective January 1, 2009, relating to Invesco Aim Management Group, Inc. and any of its subsidiaries

p(2) Invesco Code of Ethics, adopted February 29, 2008, as last amended, January 1, 2009, relating to Invesco Global Asset Management (N.A.),
          Inc., Invesco Institutional (N.A.), Inc. and Invesco Senior Secured
          Management, Inc.

p(3)      Code of Ethics revised 2008, relating to Invesco Asset Management
          Limited

p(5) Invesco Staff Ethics and Personal Share Dealing, dated September 2008, relating to Invesco Hong Kong Limited

p(6)      Invesco Ltd. Code of Conduct, revised November 2008, Invesco Trimark
          Ltd. Addendum to the Invesco Code of Conduct, revised July 2008,
          Policy No. D-6 Gifts and Entertainment, revised March 2008, and Policy
          No. D-7 AIM Trimark Personal Trading Policy, revised March 2007, together the Code of Ethics relating to Invesco Trimark Ltd.

p(7)      Code of Ethics dated May 1, 2008, relating to Invesco Continental
          Europe Invesco Asset Management Deutschland GmbH

p(8)      Invesco Ltd. Code of Conduct, revised November 2008, relating to
          Invesco Australia Limited